UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04708

SunAmerica Income Funds

(Exact name of registrant as specified in charter)

Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311

(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management, LLC

Harborside 5,

185 Hudson Street, Suite 3300,

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: March 31

Date of reporting period: March 31, 2020

Item 1. Reports to Stockholders

ANNUAL REPORT 2020

SUNAMERICA

Income Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

aig.com/funds

Shareholder Letter — (unaudited)

Dear Shareholders,

All of us at AIG and SunAmerica Asset Management, along with our Fund subadvisors, hope this annual report finds you and yours safe and well during these challenging times.

As the COVID-19 pandemic continues to evolve, know that we remain focused on serving our Fund shareholders. As such, we are pleased to present this annual update for the SunAmerica Income Funds (the “Income Funds”) for the 12-month period ended March 31, 2020. From a broad perspective, it was a period wherein fixed income market performance was primarily driven by economic growth expectation, central bank monetary policy and geopolitical events, including the emergence and spread of COVID-19.

During the first half of the annual period, government bond yields declined as major central banks pivoted to a dovish† stance and then deployed more accommodative policies against a backdrop of trade headwinds, geopolitical tensions, below-target inflation and weaker economic growth data. Then, despite these monetary policies, government bond yields increased across most markets in the fourth quarter of 2019 on softening U.S.-China trade tensions, a lower risk of a disorderly exit from the European Union by the U.K, increasing prospects for a U.S.-Mexico-Canada trade agreement and signs of economic stabilization in Europe and China. Most non-government bond sectors posted positive returns during the first three quarters of the annual period but lagged the especially strong performance of U.S. Treasury securities and other sovereign bonds. The exceptions, however, were investment grade corporate bonds and emerging markets debt, which performed particularly well as a combination of low interest rates along with still strong credit metrics led investors to reach for yield. Toward the end of 2019, corporate bond performance was boosted by improved investor sentiment toward risk assets, a general election victory for the Conservative Party in the U.K. that paved the way for its exit from the European Union, and optimism that a “Phase One” trade deal between the U.S. and China would help ease global economic growth concerns. High yield corporate bonds performed especially strongly in the fourth quarter of 2019, posting one of their best quarters since 2016.

In the first quarter of 2020, government bond yields in several developed markets, including the U.S., fell to record lows, as the COVID-19 pandemic sparked fears of a global economic recession and major central banks engaged in an aggressive easing cycle. In addition to the U.S. Federal Reserve (the “Fed”) cutting the targeted federal funds rate to near zero, other central banks around the world reduced their policy rates or held them at all-time lows, and quantitative easing measures were resumed, expanded or embarked upon for the first time. Non-government bond sectors, with the exception of mortgage-backed securities, recorded negative returns. Corporate bonds, both investment grade and high yield, weakened sharply amid expectations that declining economic activity and supply-chain disruptions would cause credit fundamentals to deteriorate. Toward the end of March 2020, corporate bonds recouped a portion of their losses given the unprecedented speed and magnitude of stimulus measures enacted by both central banks and governments around the world, but higher quality corporate bonds were still favored. Agency mortgage-backed securities similarly experienced weakness for much of the first calendar quarter but then rebounded strongly after the Fed committed to support the fixed income markets. Other securitized credit sectors, including asset-backed securities, underperformed.

For the annual period overall, the Bloomberg Barclays U.S. Aggregate Bond Index,* a broad measure of the U.S. fixed income market, returned 8.93%, attributable primarily to the strong performance of U.S. Treasuries. The U.S. Treasury yield curve steepened†† during the annual period, as yields on shorter-term maturities fell more than yields on intermediate- and longer-term maturities. The yield on the bellwether 10-year U.S. Treasury fell approximately 171 basis points** to end the annual period at 0.70%. Among non-U.S. Treasury sectors, sovereign emerging market debt underperformed U.S. Treasuries most for the annual period as a whole, followed by high yield corporate bonds and then investment grade corporate bonds. To a lesser extent, commercial mortgage-backed securities, asset-backed securities, mortgage-backed securities and agency securities also lagged U.S. Treasuries.

2

On the following pages, you will find financial statements and portfolio information for each of the Income Funds during the annual period ended March 31, 2020.

We thank you for being a part of AIG Funds. We value your continued confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial advisor or get in touch with us directly at 800-858-8850 or via our website, www.aig.com/funds.

Sincerely,

The SunAmerica Income Funds Investment Professionals

Tim Pettee	Robert Vanden Assem	David L. Albrycht
Timothy Campion	Dana Burns	Frank Ossino
Elizabeth Mauro	Anders Faergemann	Eric Hess
	John Yovanovic	William Eastwood

Past performance is no guarantee of future results.

†	Dovish tends to suggest lower interest rates; opposite of hawkish.
*

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly in an index.

††	A steepening yield curve is one wherein the differential in yields between longer-term and shorter-term maturities widens
**	A basis point is 1/100th of a percentage point.

3

SunAmerica Income Funds

EXPENSE EXAMPLE — March 31, 2020 — (unaudited)

Disclosure of Portfolio Expenses in Shareholder Reports

As a shareholder of a fund (each, a “Fund” and collectively the “Funds”) in the SunAmerica Income Funds (the “Trust”), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at October 1, 2019 and held until March 31, 2020.

Actual Expenses

The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Six Months Ended March 31, 2020” to estimate the expenses you paid on your account during this period. The “Expenses Paid During the Six Months Ended March 31, 2020” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended March 31, 2020” column and the “Annualized Expense Ratio” column do not include administrative fees that may apply to qualified retirement plan accounts. See the Funds’ prospectuses, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended March 31, 2020” column would have been higher and the “Ending Account Value” column would have been lower.

Hypothetical Example for Comparison Purposes

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The “Expenses Paid During the Six Months Ended March 31, 2020” column and the “Annualized Expense Ratio” column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the “Expenses Paid During the Six Months Ended March 31, 2020” column and the “Annualized Expense Ratio” column do not include administrative fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds’ prospectuses, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the “Expenses Paid During the Six Months Ended March 31, 2020” column would have been higher and the “Ending Account Value” column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to the Funds’ prospectus, your retirement plan document and/or material from your financial adviser, for more information. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

4

SunAmerica Income Funds

EXPENSE EXAMPLE — March 31, 2020 — (unaudited) (continued)

	Actual			Hypothetical
Fund	Beginning Account Value at October 1, 2019	Ending Account Value using Actual Return at March 31, 2020	Expenses Paid During the Six Months Ended March 31, 2020	Beginning Account Value at October 1, 2019	Ending Account Value using a Hypothetical 5% Annual Return at March 31, 2020	Expenses Paid During the Six Months Ended March 31, 2020	Annualized Expense Ratio*
AIG U.S. Government Securities#
Class A	$1,000.00	$1,059.98	$5.10	$1,000.00	$1,020.05	$5.00	0.99%
Class C	$1,000.00	$1,055.57	$8.43	$1,000.00	$1,016.80	$8.27	1.64%
AIG Strategic Bond#
Class A	$1,000.00	$945.21	$5.35	$1,000.00	$1,019.50	$5.55	1.10%
Class B	$1,000.00	$941.47	$8.88	$1,000.00	$1,015.85	$9.22	1.83%
Class C	$1,000.00	$942.02	$8.59	$1,000.00	$1,016.15	$8.92	1.77%
Class W	$1,000.00	$949.00	$4.43	$1,000.00	$1,020.45	$4.60	0.91%
AIG Flexible Credit#
Class A	$1,000.00	$874.39	$4.83	$1,000.00	$1,019.85	$5.20	1.03%
Class C	$1,000.00	$868.85	$8.04	$1,000.00	$1,016.40	$8.67	1.72%
Class W	$1,000.00	$872.31	$3.89	$1,000.00	$1,020.85	$4.19	0.83%

*

Expenses are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 366 days (to reflect the one-half year period). These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan documents and/or materials from your financial adviser for more information.

#

During the stated period, the investment advisor either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived or assumed, the “Actual/Hypothetical Ending Account Value” would have been lower and the “Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2020” and the “Annualized Expense Ratio” would have been higher.

5

SunAmerica Income Funds

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2020

	AIG U.S. Government Securities Fund	AIG Strategic Bond Fund	AIG Flexible Credit Fund
ASSETS:
Investments at value (unaffiliated)*	$137,737,119	$296,453,574	$245,460,733
Repurchase agreements (cost approximates value)	262,000	—	—
Cash	77	296,502	—
Foreign cash*	—	109,958	—
Receivable for:
Shares of beneficial interest sold	39,321	731,310	1,072,406
Dividends and interest	589,148	2,715,527	3,260,820
Investments sold	—	1,278,242	219,408
Investments sold on an extended settlement basis	—	294,748	13,810,296
Prepaid expenses and other assets	5,140	7,182	17,501
Due from investment adviser for expense reimbursements/fee waivers	74,788	70,741	98,263
Unrealized appreciation on forward foreign currency contracts	—	190,859	—

TOTAL ASSETS	138,707,593	302,148,643	263,939,427

LIABILITIES:
Payable for:
Shares of beneficial interest redeemed	66,026	487,789	801,402
Investments purchased	—	2,109,859	295,748
Investments purchased on an extended settlement basis	—	2,276,902	4,858,930
Investment advisory and management fees	76,393	170,303	181,635
Distribution and service maintenance fees	46,372	112,204	86,344
Transfer agent fees and expenses	32,741	66,226	59,054
Trustees’ fees and expenses	—	460	—
Other accrued expenses	64,762	150,095	146,566
Line of Credit	—	—	2,500,000
Distributions Payable	—	—	255,840

TOTAL LIABILITIES	286,294	5,373,838	9,185,519

NET ASSETS	$138,421,299	$296,774,805	$254,753,908

NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01	$140,984	$941,222	$902,860
Paid-in capital	144,083,664	346,969,662	325,348,039
Total accumulated earnings (loss)	(5,803,349)	(51,136,079)	(71,496,991)

NET ASSETS	$138,421,299	$296,774,805	$254,753,908

*Cost
Investments (unaffiliated)	$124,465,150	$315,446,568	$295,345,944

Foreign cash	$—	$107,695	$—

See Notes to Financial Statements

6

SunAmerica Income Funds

STATEMENTS OF ASSETS AND LIABILITIES — March 31, 2020 — (continued)

	AIG U.S. Government Securities Fund	AIG Strategic Bond Fund	AIG Flexible Credit Fund
Class A (unlimited shares authorized):
Net assets	$126,769,768	$143,815,332	$75,555,790
Shares of beneficial interest issued and outstanding	12,910,741	45,599,801	26,829,367
Net asset value and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.82	$3.15	$2.82
Maximum sales charge (4.75% of offering price)	$0.49	$0.16	$0.14

Maximum offering price to public	$10.31	$3.31	$2.96

Class B (unlimited shares authorized):
Net assets	$—	$13,423,038	$—
Shares of beneficial interest issued and outstanding	—	4,259,500	—
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$—	$3.15	$—

Class C (unlimited shares authorized):
Net assets	$11,651,531	$49,730,346	$46,393,383
Shares of beneficial interest issued and outstanding	1,187,613	15,713,472	16,371,908
Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$9.81	$3.16	$2.83

Class W (unlimited shares authorized):
Net assets	$—	$89,806,089	$132,804,735
Shares of beneficial interest issued and outstanding	—	28,549,444	47,084,676
Net asset value, offering and redemption price per share	$—	$3.15	$2.82

See Notes to Financial Statements

7

SunAmerica Income Funds

STATEMENTS OF OPERATIONS — For the Year Ended March 31, 2020

	AIG U.S. Government Securities Fund	AIG Strategic Bond Fund	AIG Flexible Credit Fund
INVESTMENT INCOME:
Dividends (unaffiliated)	$—	$223,884	$450,047
Interest (unaffiliated)	3,106,243	12,791,755	20,068,309

Total investment income*	3,106,243	13,015,639	20,518,356

EXPENSES:
Investment advisory and management fees	865,510	2,001,271	2,469,014
Distribution and Service maintenance fees:
Class A	411,222	542,423	348,447
Class B	—	159,296	—
Class C	74,204	512,411	556,049
Service fee — Class W	—	126,818	266,592
Transfer agent fees:
Class A	307,235	373,980	235,873
Class B	—	39,925	—
Class C	21,596	124,593	127,132
Class W	—	187,826	395,610
Registration fees:
Class A	25,580	25,352	22,593
Class B	—	13,836	—
Class C	16,430	18,485	22,304
Class W	—	26,380	40,365
Custodian and accounting fees	21,885	110,245	65,700
Reports to shareholders	37,916	69,848	69,292
Audit and tax fees	58,652	80,832	80,856
Legal fees	25,125	47,832	42,237
Trustees’ fees and expenses	8,575	20,302	21,772
Interest expense	1,290	—	975
Other expenses	38,311	44,220	45,658

Total expenses before fee waivers, expense reimbursements and expense recoupments	1,913,531	4,525,875	4,810,469

Net (fees waived and expenses reimbursed)/recouped by investment advisor (Note 3)	(547,023)	(831,297)	(1,331,424)

Net expenses	1,366,508	3,694,578	3,479,045

Net investment income (loss)	1,739,735	9,321,061	17,039,311

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
Investments (unaffiliated)	1,926,705	1,419,084	(10,508,043)
Forward contracts	—	812,502	—
Net realized foreign exchange gain (loss) on other assets and liabilities	—	(11,930)	—

Net realized gain (loss) on investments and foreign currencies	1,926,705	2,219,656	(10,508,043)

Change in unrealized appreciation (depreciation) on:
Investments (unaffiliated)	9,530,897	(16,579,585)	(39,945,114)
Forward contracts	—	16,765	—
Change in unrealized foreign exchange gain (loss) on other assets and liabilities	—	710	—

Net unrealized gain (loss) on investments and foreign currencies	9,530,897	(16,562,110)	(39,945,114)

Net realized and unrealized gain (loss) on investments and foreign currencies	11,457,602	(14,342,454)	(50,453,157)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,197,337	(5,021,393)	(33,413,846)

* Net of foreign withholding taxes on interest and dividends of	$—	$248	$—

See Notes to Financial Statements

8

SunAmerica Income Funds

STATEMENTS OF CHANGES IN NET ASSETS

	AIG U.S. Government Securities Fund		AIG Strategic Bond Fund		AIG Flexible Credit Fund
	For the year ended March 31, 2020	For the year ended March 31, 2019	For the year ended March 31, 2020	For the year ended March 31, 2019	For the year ended March 31, 2020	For the year ended March 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$1,739,735	$2,017,207	$9,321,061	$11,222,805	$17,039,311	$17,265,863
Net realized gain (loss) on investments and foreign currencies	1,926,705	(208,411)	2,219,656	(7,805,709)	(10,508,043)	(3,698,348)
Net unrealized gain (loss) on investments and foreign currencies	9,530,897	1,808,397	(16,562,110)	4,066,200	(39,945,114)	(5,841,750)

Net increase (decrease) in net assets resulting from operations	13,197,337	3,617,193	(5,021,393)	7,483,296	(33,413,846)	7,725,765

Distributions to shareholders from:
Distributable earnings (Class A)	(2,097,203)	(2,199,690)	(5,590,623)	(8,027,157)	(5,350,478)	(6,972,042)
Distributable earnings (Class B)	—	—	(449,803)	(733,209)	—	—
Distributable earnings (Class C)	(75,838)	(74,757)	(1,472,631)	(2,446,003)	(2,528,440)	(2,643,846)
Distributable earnings (Class W)	—	—	(3,163,220)	(2,727,614)	(9,579,290)	(7,914,239)

Total distributions to shareholders	(2,173,041)	(2,274,447)	(10,676,277)	(13,933,983)	(17,458,208)	(17,530,127)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	(6,229,168)	(13,952,704)	37,021,203	(78,026,418)	(6,163,477)	(1,830,641)

Total increase (decrease) in net assets	4,795,128	(12,609,958)	21,323,533	(84,477,105)	(57,035,531)	(11,635,003)

NET ASSETS:
Beginning of period	133,626,171	146,236,129	275,451,272	359,928,377	311,789,439	323,424,442

End of period	$138,421,299	$133,626,171	$296,774,805	$275,451,272	$254,753,908	$311,789,439

See Notes to Financial Statements

9

SunAmerica Income Funds

FINANCIAL HIGHLIGHTS

AIG U.S. GOVERNMENT SECURITIES FUND
Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains on investments	Total Distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets(3)	Ratio of net investment income to average net assets(3)	Portfolio Turnover

Class A
03/31/16	$9.73	$0.08	$(0.05)	$0.03	$(0.17)	$—	$(0.17)	$9.59	0.33%	$156,468	0.99%	0.81%	36%
03/31/17	9.59	0.09	(0.37)	(0.28)	(0.16)	—	(0.16)	9.15	(2.93)	148,382	0.99	0.91	95
03/31/18	9.15	0.09	(0.13)	(0.04)	(0.16)	—	(0.16)	8.95	(0.46)	138,599	0.99	1.03	29
03/31/19	8.95	0.13	0.11	0.24	(0.15)	—	(0.15)	9.04	2.71	126,119	0.99	1.49	18
03/31/20	9.04	0.12	0.82	0.94	(0.16)	—	(0.16)	9.82	10.45	126,770	0.99	1.34	40

Class C
03/31/16	$9.72	$0.01	$(0.03)	$(0.02)	$(0.11)	$—	$(0.11)	$9.59	(0.22)%	$31,665	1.64%	0.16%	36%
03/31/17	9.59	0.02	(0.37)	(0.35)	(0.10)	—	(0.10)	9.14	(3.66)	19,592	1.64	0.26	95
03/31/18	9.14	0.04	(0.13)	(0.09)	(0.10)	—	(0.10)	8.95	(1.00)	7,637	1.64	0.38	29
03/31/19	8.95	0.08	0.10	0.18	(0.09)	—	(0.09)	9.04	2.05	7,507	1.64	0.84	18
03/31/20	9.04	0.06	0.81	0.87	(0.10)	—	(0.10)	9.81	9.64	11,652	1.64	0.69	40

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements, if applicable (based on average net assets):

	03/31/16	03/31/17	03/31/18	03/31/19	03/31/20
AIG U.S. Government Securities Fund Class A	0.37%	0.35%	0.37%	0.37%	0.40%
AIG U.S. Government Securities Fund Class C	0.39	0.40	0.46	0.59	0.67

See Notes to Financial Statements

10

SunAmerica Income Funds

FINANCIAL HIGHLIGHTS — (continued)

AIG STRATEGIC BOND FUND
Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains on investments	Total Distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio Turnover

Class A
03/31/16	$3.49	$0.12	$(0.20)	$(0.08)	$(0.14)	$—	$(0.14)	$3.27	(2.32)%	$175,386	1.34%		3.54%		108%
03/31/17	3.27	0.10	0.14	0.24	(0.11)	—	(0.11)	3.40	7.38	163,163	1.32		3.00		109
03/31/18	3.40	0.11	(0.03)	0.08	(0.10)	—	(0.10)	3.38	2.41	196,712	1.33		3.15		149
03/31/19	3.38	0.13	(0.04)	0.09	(0.16)	—	(0.16)	3.31	2.86	153,979	1.14	(3)	3.89	(3)	123
03/31/20	3.31	0.11	(0.15)	(0.04)	(0.12)	—	(0.12)	3.15	(1.37)	143,815	1.10	(3)	3.14	(3)	85

Class B
03/31/16	$3.49	$0.10	$(0.20)	$(0.10)	$(0.12)	$—	$(0.12)	$3.27	(2.97)%	$31,038	2.01%		2.87%		108%
03/31/17	3.27	0.08	0.14	0.22	(0.09)	—	(0.09)	3.40	6.66	29,762	1.99		2.33		109
03/31/18	3.40	0.09	(0.04)	0.05	(0.08)	—	(0.08)	3.37	1.41	21,875	2.02		2.46		149
03/31/19	3.37	0.11	(0.03)	0.08	(0.14)	—	(0.14)	3.31	2.43	16,015	1.86	(3)	3.17	(3)	123
03/31/20	3.31	0.08	(0.15)	(0.07)	(0.09)	—	(0.09)	3.15	(2.12)	13,423	1.84	(3)	2.42	(3)	85

Class C
03/31/16	$3.50	$0.10	$(0.19)	$(0.09)	$(0.12)	$—	$(0.12)	$3.29	(2.63)%	$151,197	1.98%		2.90%		108%
03/31/17	3.29	0.08	0.13	0.21	(0.09)	—	(0.09)	3.41	6.35	128,332	1.97		2.35		109
03/31/18	3.41	0.09	(0.03)	0.06	(0.08)	—	(0.08)	3.39	1.75	71,103	1.98		2.50		149
03/31/19	3.39	0.11	(0.04)	0.07	(0.14)	—	(0.14)	3.32	2.18	52,782	1.81	(3)	3.22	(3)	123
03/31/20	3.32	0.08	(0.14)	(0.06)	(0.10)	—	(0.10)	3.16	(2.04)	49,730	1.78	(3)	2.47	(3)	85

Class W
03/31/16	$3.49	$0.12	$(0.20)	$(0.08)	$(0.14)	$—	$(0.14)	$3.27	(2.14)%	$30,065	1.15%		3.71%		108%
03/31/17	3.27	0.11	0.13	0.24	(0.12)	—	(0.12)	3.39	7.26	40,412	1.14		3.20		109
03/31/18	3.39	0.11	(0.02)	0.09	(0.11)	—	(0.11)	3.37	2.65	70,239	1.14		3.34		149
03/31/19	3.37	0.14	(0.03)	0.11	(0.17)	—	(0.17)	3.31	3.38	52,676	0.94	(3)	4.06	(3)	123
03/31/20	3.31	0.11	(0.14)	(0.03)	(0.13)	—	(0.13)	3.15	(1.16)	89,806	0.91	(3)	3.28	(3)	85

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements and waivers, if applicable (based on average net assets):

	03/31/16	03/31/17	03/31/18	03/31/19	03/31/20
AIG Strategic Bond Fund Class A	—	—	—	0.23%	0.27%
AIG Strategic Bond Fund Class B	—	—	—	0.23	0.27
AIG Strategic Bond Fund Class C	—	—	—	0.23	0.27
AIG Strategic Bond Fund Class W	—	—	—	0.23	0.27

See Notes to Financial Statements

11

SunAmerica Income Funds

FINANCIAL HIGHLIGHTS — (continued)

AIG FLEXIBLE CREDIT FUND
Period Ended	Net Asset Value, beginning of period	Net investment income(1)	Net gain (loss) on investments (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains on investment	Total Distri- butions	Net Asset Value, end of period	Total Return(2)	Net Assets, end of period (000’s)	Ratio of expenses to average net assets		Ratio of net investment income to average net assets		Portfolio Turnover

Class A
03/31/16	$3.46	$0.13	$(0.16)	$(0.03)	$(0.14)	$—	$(0.14)	$3.29	(0.93)%	$125,775	1.45	%(3)	3.92	%(3)	52%
03/31/17	3.29	0.14	0.16	0.30	(0.15)	—	(0.15)	3.44	9.11	144,880	1.43		4.21		69
03/31/18	3.44	0.16	(0.04)	0.12	(0.16)	—	(0.16)	3.40	3.54	133,268	1.33	(3)	4.60	(3)	63
03/31/19	3.40	0.18	(0.09)	0.09	(0.18)	—	(0.18)	3.31	2.75	119,903	1.06	(3)	5.29	(3)	57
03/31/20	3.31	0.17	(0.49)	(0.32)	(0.17)	—	(0.17)	2.82	(10.16)	75,556	1.04	(3)	5.12	(3)	67

Class C
03/31/16	$3.48	$0.11	$(0.16)	$(0.05)	$(0.12)	$—	$(0.12)	$3.31	(1.54)%	$61,891	2.10	%(3)	3.27	%(3)	52%
03/31/17	3.31	0.12	0.15	0.27	(0.12)	—	(0.12)	3.46	8.38	74,241	2.07		3.57		69
03/31/18	3.46	0.14	(0.04)	0.10	(0.14)	—	(0.14)	3.42	2.88	58,994	1.99	(3)	3.94	(3)	63
03/31/19	3.42	0.16	(0.09)	0.07	(0.16)	—	(0.16)	3.33	2.09	55,505	1.72	(3)	4.63	(3)	57
03/31/20	3.33	0.15	(0.50)	(0.35)	(0.15)	—	(0.15)	2.83	(11.02)	46,393	1.71	(3)	4.43	(3)	67

Class W
03/31/16	$3.47	$0.13	$(0.17)	$(0.04)	$(0.14)	$—	$(0.14)	$3.29	(1.02)%	$90,441	1.25	%(3)	4.11	%(3)	52%
03/31/17	3.29	0.15	0.15	0.30	(0.15)	—	(0.15)	3.44	9.34	157,377	1.21		4.44		69
03/31/18	3.44	0.17	(0.04)	0.13	(0.17)	—	(0.17)	3.40	3.76	131,163	1.12	(3)	4.79	(3)	63
03/31/19	3.40	0.18	(0.07)	0.11	(0.19)	—	(0.19)	3.32	3.26	136,382	0.85	(3)	5.50	(3)	57
03/31/20	3.32	0.17	(0.49)	(0.32)	(0.18)	—	(0.18)	2.82	(10.28)	132,805	0.83	(3)	5.28	(3)	67

(1)	Calculated based upon average shares outstanding.
(2)	Total return does not reflect sales load, but does include expense reimbursements.
(3)	Net of the following expense reimbursements and waivers, if applicable (based on average net assets):

	03/31/16	03/31/17	03/31/18	03/31/19	03/31/20
AIG Flexible Credit Fund Class A	0.03%	—%	0.11%	0.39%	0.40%
AIG Flexible Credit Fund Class C	0.02	—	0.11	0.39	0.40
AIG Flexible Credit Fund Class W	0.04	—	0.11	0.39	0.40

See Notes to Financial Statements

12

AIG U.S. Government Securities Fund

PORTFOLIO PROFILE — March 31, 2020 — (unaudited)

Industry Allocation*

United States Treasury Notes	51.2%
United States Treasury Bonds	24.2
Government National Mtg. Assoc.	16.7
Federal Home Loan Mtg. Corp.	5.9
Federal National Mtg. Assoc.	1.5
Repurchase Agreements	0.2

99.7%

Credit Quality†#

Aaa	99.2%
Not Rated@	0.8

100%

*	Calculated as a percentage of net assets
†	Source: Moody’s
#	Calculated as a percentage of total debt issues, excluding short-term securities.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

13

AIG U.S. Government Securities Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020

Security Description	Principal Amount	Value (Note 2)

U.S. GOVERNMENT AGENCIES — 24.1%
Federal Home Loan Mtg. Corp. — 5.9%
3.50% due 08/01/2030	$1,811,845	$1,911,770
3.50% due 12/01/2044	3,693,951	3,962,166
4.00% due 04/01/2034	986,133	1,074,267
Federal Home Loan Mtg. Corp. REMIC Series 3747, Class WA 3.50% due 10/15/2030(1)	1,092,432	1,176,652

		8,124,855

Federal National Mtg. Assoc. — 1.5%
2.50% due 11/01/2027	2,042,381	2,123,205

Government National Mtg. Assoc. — 16.7%
3.50% due 03/15/2042	222,664	240,017
3.50% due 06/15/2042	1,181,754	1,272,424
3.50% due 07/15/2042	277,785	299,309
3.50% due 02/20/2045	601,170	639,086
4.00% due 03/15/2039	123,186	133,383
4.00% due 06/15/2039	254,422	275,112
4.00% due 12/15/2039	180,293	194,939
4.00% due 08/15/2040	136,226	147,414
4.00% due 11/15/2040	256,755	277,864
4.00% due 09/15/2041	693,068	751,574
4.00% due 10/15/2041	97,178	105,003
4.00% due 11/15/2041	353,915	376,962
4.00% due 12/15/2041	308,225	329,157
4.00% due 01/15/2042	1,029,040	1,112,275
4.00% due 02/15/2042	269,729	293,133
4.00% due 03/15/2042	124,948	135,276
4.50% due 09/15/2033	197,376	216,724
4.50% due 04/15/2039	44,296	49,037
4.50% due 05/15/2039	83,222	92,158
4.50% due 06/15/2039	819,321	906,571
4.50% due 07/15/2039	244,313	269,819
4.50% due 09/15/2039	119,844	132,717
4.50% due 11/15/2039	87,351	96,765
4.50% due 12/15/2039	224,695	248,787
4.50% due 02/15/2040	594,861	658,356
4.50% due 03/15/2040	178,020	195,806
4.50% due 04/15/2040	109,432	121,189
4.50% due 07/15/2040	240,232	264,001
4.50% due 03/15/2041	811,405	898,164
4.50% due 04/15/2041	169,484	185,341
4.50% due 06/15/2041	114,065	123,975
4.50% due 08/15/2041	132,977	144,674
4.50% due 04/20/2044	453,256	496,120
5.00% due 08/15/2033	203,699	224,354
5.00% due 10/15/2033	420,273	466,311
5.00% due 05/15/2035	72,715	78,571
5.00% due 08/15/2035	221,783	246,648
5.00% due 05/15/2036	58,027	64,629
5.00% due 09/15/2036	87,502	97,441
5.00% due 01/15/2037	126,916	141,065
5.00% due 03/15/2037	38,698	43,095
5.00% due 04/15/2037	160,067	175,383
5.00% due 04/15/2038	196,030	217,561
5.00% due 05/15/2038	141,402	157,535
5.00% due 08/15/2038	359,953	401,167
5.00% due 02/15/2039	63,495	70,683
5.00% due 03/15/2039	81,661	88,814

Government National Mtg. Assoc. (continued)
5.00% due 04/15/2039	$66,941	$74,576
5.00% due 07/20/2039	618,287	684,215
5.00% due 08/15/2039	203,055	225,999
5.00% due 09/20/2039	2,025,120	2,241,463
5.00% due 10/15/2039	385,379	426,080
5.00% due 11/15/2039	325,196	362,075
5.00% due 12/15/2039	326,271	363,390
5.00% due 04/15/2040	291,309	324,194
5.00% due 05/15/2040	505,742	558,979
5.00% due 07/20/2045	241,262	265,813
5.50% due 06/15/2033	334,615	378,660
5.50% due 07/15/2033	68,499	77,714
5.50% due 10/15/2033	99,486	112,971
5.50% due 01/15/2034	330,919	372,634
5.50% due 02/15/2034	215,907	238,723
5.50% due 04/20/2035	310,269	349,111
5.50% due 09/15/2035	310,658	353,054
5.50% due 10/15/2035	129,131	146,667
5.50% due 02/15/2038	97,493	110,734
5.50% due 04/15/2038	51,736	58,257
5.50% due 09/15/2039	40,687	45,892
5.50% due 03/15/2040	192	217
6.00% due 04/15/2028	90,061	101,801
6.00% due 08/15/2033	161,366	183,333
6.00% due 12/15/2033	56,744	63,365
6.00% due 09/20/2038	650,652	741,970
6.50% due 10/15/2031	29,412	33,143

		23,051,419

Total U.S. Government Agencies
(cost $32,329,589)		33,299,479

U.S. GOVERNMENT TREASURIES — 75.4%
United States Treasury Bonds — 24.2%
2.25% due 08/15/2049	800,000	974,594
2.50% due 02/15/2045	1,000,000	1,250,351
2.75% due 08/15/2042	1,100,000	1,420,289
2.75% due 11/15/2042	2,000,000	2,587,031
3.00% due 05/15/2042	2,000,000	2,684,766
3.00% due 02/15/2049	1,000,000	1,393,242
3.13% due 11/15/2041	1,500,000	2,049,258
3.13% due 02/15/2042	1,100,000	1,504,422
3.38% due 11/15/2048	1,000,000	1,483,711
3.50% due 02/15/2039	2,000,000	2,849,375
4.25% due 11/15/2040	4,000,000	6,290,625
4.50% due 02/15/2036	1,500,000	2,300,508
4.75% due 02/15/2041	4,000,000	6,686,250

		33,474,422

United States Treasury Notes — 51.2%
1.25% due 03/31/2021	1,000,000	1,011,211
1.25% due 10/31/2021	800,000	813,375
1.25% due 07/31/2023	1,000,000	1,031,055
1.25% due 08/31/2024	500,000	519,746
1.38% due 10/31/2020	500,000	503,594
1.38% due 05/31/2021	6,000,000	6,089,531
1.50% due 08/31/2021	1,000,000	1,018,633
1.50% due 09/30/2021	1,100,000	1,121,441
1.50% due 10/31/2021	1,000,000	1,020,352

14

AIG U.S. Government Securities Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. GOVERNMENT TREASURIES (continued)
United States Treasury Notes (continued)
1.50% due 01/31/2022	$1,175,000	$1,202,264
1.50% due 08/15/2022	1,000,000	1,029,961
1.50% due 09/15/2022	500,000	515,430
1.50% due 01/15/2023	800,000	827,375
1.50% due 02/28/2023	2,000,000	2,071,250
1.50% due 08/15/2026	2,000,000	2,123,203
1.63% due 08/15/2022	1,000,000	1,032,500
1.63% due 11/15/2022	1,000,000	1,035,391
1.63% due 05/15/2026	1,000,000	1,067,227
1.63% due 08/15/2029	500,000	542,676
1.75% due 10/31/2020	200,000	201,938
1.75% due 05/15/2022	1,875,000	1,936,450
1.75% due 05/15/2023	1,000,000	1,045,078
1.75% due 11/15/2029	1,000,000	1,098,594
1.88% due 03/31/2022	2,500,000	2,582,715
2.00% due 08/31/2021	2,000,000	2,051,094
2.00% due 11/15/2021	1,000,000	1,029,492
2.00% due 02/15/2022	1,000,000	1,033,398
2.00% due 11/30/2022	1,000,000	1,045,664
2.00% due 02/15/2023	1,000,000	1,049,297
2.00% due 05/31/2024	1,000,000	1,068,359
2.00% due 02/15/2025	5,000,000	5,387,695
2.00% due 08/15/2025	3,000,000	3,248,320
2.00% due 11/15/2026	2,700,000	2,957,027
2.13% due 08/15/2021	1,000,000	1,026,953
2.13% due 12/31/2022	1,000,000	1,050,703
2.13% due 03/31/2024	2,000,000	2,141,797
2.25% due 04/30/2021	1,000,000	1,023,203
2.25% due 11/15/2024	1,000,000	1,085,859
2.25% due 11/15/2025	1,000,000	1,098,906
2.25% due 11/15/2027	2,000,000	2,248,750
2.38% due 08/15/2024	1,000,000	1,087,383
2.50% due 08/15/2023	1,000,000	1,074,180

United States Treasury Notes (continued)
2.50% due 05/15/2024	$1,000,000	$1,088,047
2.63% due 11/15/2020	200,000	203,172
2.63% due 02/28/2023	3,000,000	3,204,023
2.75% due 11/15/2023	2,500,000	2,718,066
2.75% due 02/15/2024	1,000,000	1,092,891
2.88% due 10/31/2020	500,000	507,949

		70,963,218

Total U.S. Government Treasuries
(cost $92,135,561)		104,437,640

Total Long-Term Investment Securities
(cost $124,465,150)		137,737,119

REPURCHASE AGREEMENTS — 0.2%
Agreement with Fixed Income Clearing Corp., bearing interest at 0.00%, dated 03/31/2020, to be repurchased 04/01/2020 in the amount of $262,000 and collateralized by $250,000 of United States Treasury Notes, bearing interest at 2.00%, due 08/15/2025 and having an approximate value of $271,240 (cost $262,000)	262,000	262,000

TOTAL INVESTMENTS
(cost $124,727,150)(2)	99.7%	137,999,119
Other assets less liabilities	0.3	422,180

NET ASSETS	100.0%	$138,421,299

(1)	Collaterlized Mortgage Obligation
(2)	See Note 5 for cost of investments on a tax basis.

REMIC — Real Estate Mortgage Investment Conduit

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*
U.S. Government Agencies	$—	$33,299,479	$—	$33,299,479
U.S. Government Treasuries	—	104,437,640	—	104,437,640
Repurchase Agreements	—	262,000	—	262,000

Total Investments at Value	$—	$137,999,119	$—	$137,999,119

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

15

AIG Strategic Bond Fund

PORTFOLIO PROFILE — March 31, 2020 — (unaudited)

Industry Allocation*

Federal National Mtg. Assoc.	20.0%
Sovereign	9.0
Federal Home Loan Mtg. Corp.	8.7
Diversified Banking Institutions	4.4
Registered Investment Companies	4.1
Diversified Financial Services	2.8
Cable/Satellite TV	2.2
Banks-Commercial	2.1
Real Estate Investment Trusts	1.8
Cellular Telecom	1.6
Telephone-Integrated	1.5
Pipelines	1.4
Electric-Integrated	1.3
Government National Mtg. Assoc.	1.3
Medical-Drugs	1.2
Auto-Cars/Light Trucks	0.9
Finance-Consumer Loans	0.8
Oil Companies-Exploration & Production	0.8
Banks-Super Regional	0.7
Oil Companies-Integrated	0.7
Satellite Telecom	0.7
Containers-Metal/Glass	0.7
Electric-Distribution	0.7
Containers-Paper/Plastic	0.6
Enterprise Software/Service	0.6
Television	0.6
Electric-Generation	0.5
Food-Misc./Diversified	0.5
United States Treasury Bonds	0.5
Metal-Copper	0.5
Computers	0.5
Chemicals-Diversified	0.5
United States Treasury Notes	0.4
Finance-Credit Card	0.4
Telecom Services	0.4
Federal Home Loan Bank	0.4
Diversified Minerals	0.4
Food-Retail	0.4
Insurance-Life/Health	0.4
Diagnostic Equipment	0.4
Distribution/Wholesale	0.4
Batteries/Battery Systems	0.4
Real Estate Operations & Development	0.4
Diversified Manufacturing Operations	0.4
Insurance-Property/Casualty	0.4
Energy-Alternate Sources	0.4
Transport-Rail	0.4
Applications Software	0.4
Medical-HMO	0.3
Building & Construction-Misc.	0.3
Food-Meat Products	0.3
Machinery-Farming	0.3
Computer Software	0.3
Commercial Services	0.3
Paper & Related Products	0.3
Medical-Hospitals	0.3
Independent Power Producers	0.3
Radio	0.3
Medical Labs & Testing Services	0.3
Multimedia	0.3
Retail-Restaurants	0.3%
Chemicals-Specialty	0.3
SupraNational Banks	0.3
Building & Construction Products-Misc.	0.3
Advertising Agencies	0.3
Computer Services	0.3
Finance-Investment Banker/Broker	0.3
Cosmetics & Toiletries	0.3
Pharmacy Services	0.3
Medical-Generic Drugs	0.3
Data Processing/Management	0.3
Casino Services	0.3
Protection/Safety	0.2
Metal-Iron	0.2
Retail-Petroleum Products	0.2
Commercial Services-Finance	0.2
Electronic Parts Distribution	0.2
Computers-Integrated Systems	0.2
Theaters	0.2
Aerospace/Defense	0.2
Beverages-Non-alcoholic	0.2
Savings & Loans/Thrifts	0.2
Insurance-Multi-line	0.2
Finance-Mortgage Loan/Banker	0.2
Medical Products	0.2
Agricultural Chemicals	0.2
E-Commerce/Services	0.2
Dialysis Centers	0.2
Auto/Truck Parts & Equipment-Original	0.2
Metal-Diversified	0.2
Insurance-Mutual	0.2
Steel-Producers	0.2
Insurance Brokers	0.2
Brewery	0.2
Investment Companies	0.2
Casino Hotels	0.2
Central Bank	0.2
Hotels/Motels	0.2
Building Products-Air & Heating	0.2
Machinery-Construction & Mining	0.2
Medical-Biomedical/Gene	0.2
Banks-Money Center	0.2
Oil Refining & Marketing	0.2
Building Products-Doors & Windows	0.1
Building-Residential/Commercial	0.1
Oil-Field Services	0.1
Auction Houses/Art Dealers	0.1
Transport-Air Freight	0.1
Auto-Heavy Duty Trucks	0.1
Transport-Marine	0.1
Banks-Export/Import	0.1
Finance-Auto Loans	0.1
Airport Development/Maintenance	0.1
Internet Connectivity Services	0.1
Security Services	0.1
U.S. Government Treasuries	0.1
Finance-Leasing Companies	0.1
Food-Dairy Products	0.1
Pastoral & Agricultural	0.1
Motion Pictures & Services	0.1

16

AIG Strategic Bond Fund

PORTFOLIO PROFILE — March 31, 2020 — (unaudited) (continued)

Industry Allocation* (continued)

Trucking/Leasing	0.1%
Electronic Components-Semiconductors	0.1
Poultry	0.1
Building Products-Cement	0.1
Human Resources	0.1
Disposable Medical Products	0.1
Gas-Distribution	0.1
Coal	0.1
Computers-Memory Devices	0.1
Metal Processors & Fabrication	0.1
Tools-Hand Held	0.1
Advertising Sales	0.1
Rental Auto/Equipment	0.1
Retail-Building Products	0.1
Petrochemicals	0.1
Electronic Measurement Instruments	0.1
Telecom Equipment-Fiber Optics	0.1
Hazardous Waste Disposal	0.1
Machinery-Electrical	0.1
Food-Confectionery	0.1
Banks-Special Purpose	0.1
Broadcast Services/Program	0.1
Publishing-Periodicals	0.1
Resorts/Theme Parks	0.1
Gambling (Non-Hotel)	0.1
Medical-Wholesale Drug Distribution	0.1
Food-Wholesale/Distribution	0.1
Transport-Truck	0.1
Retail-Mail Order	0.1
Building Societies	0.1
Transport-Services	0.1
Auto Repair Centers	0.1
Direct Marketing	0.1
Platinum	0.1
Retail-Discount	0.1
Transport-Equipment & Leasing	0.1
Diversified Operations	0.1
Consulting Services	0.1
Computer Graphics	0.1
Computer Data Security	0.1
Real Estate Management/Services	0.1

99.8%

Credit Quality†#

Aaa	33.3%
Aa	1.4
A	9.2
Baa	15.8
Ba	14.3
B	15.7
Caa	2.7
Not Rated@	7.6

100.0%

*	Calculated as a percentage of net assets
†	Source: Moody’s
#	Calculated as a percentage of total debt issues, excluding short-term securities.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

17

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020

Security Description	Principal Amount(16)	Value (Note 2)

ASSET BACKED SECURITIES — 2.5%
Diversified Financial Services — 2.5%
American Express Credit Account Master Trust Series 2018-4, Class A 2.99% due 12/15/2023	$100,000	$101,623
American Express Credit Account Master Trust Series 2018-8, Class A 3.18% due 04/15/2024	167,000	171,126
AmeriCredit Automobile Receivables Trust Series 2019-1, Class A3 2.97% due 11/20/2023	200,000	201,118
BA Credit Card Trust Series 2019-A1, Class A1 1.74% due 01/15/2025	200,000	202,021
BA Credit Card Trust Series 2018-A2, Class A2 3.00% due 09/15/2023	204,000	207,050
BANK Series 2019-BN19, Class A3 3.18% due 08/15/2061(1)	500,000	527,964
BANK Series 2019-BN16, Class A2 3.93% due 02/15/2052(1)	239,000	251,749
Benchmark Mtg. Trust Series 2019-B9, Class AAB 3.93% due 03/15/2052(1)	300,000	325,026
BX Commercial Mtg. Trust FRS Series 2019-IMC, Class A 1.70% (1 ML+1.00%) due 04/15/2034*(1)	400,000	363,573
Capital One Prime Auto Receivables Trust Series 2019-2, Class A3 1.92% due 05/15/2024	100,000	100,923
CarMax Auto Owner Trust Series 2019-2, Class A3 2.68% due 03/15/2024	65,000	65,702
CarMax Auto Owner Trust Series 2018-4, Class A3 3.36% due 09/15/2023	200,000	202,643
Chase Mtg. Finance Corp. VRS Series 2016-SH2, Class M2 3.75% due 12/25/2045*(2)(3)	281,880	268,131
Citibank Credit Card Issuance Trust Series 2018-A1, Class A1 2.49% due 01/20/2023	100,000	100,730
COMM Mtg. Trust VRS Series 2016-787S, Class B 3.83% due 02/10/2036*(1)(2)	132,000	129,244
Discover Card Execution Note Trust Series 2019-A1, Class A1 3.04% due 07/15/2024	100,000	103,042
GM Financial Consumer Automobile Receivables Trust Series 2019-3, Class A3 2.18% due 04/16/2024	50,000	50,213
Hertz Vehicle Financing II LP Series 2019-3A, Class A 2.67% due 12/26/2025*	100,000	88,446
Honda Auto Receivables Owner Trust Series 2019-1, Class A3 2.83% due 03/20/2023	70,000	71,127

Diversified Financial Services (continued)
ILPT Trust Series 2019-SURF, Class A 4.15% due 02/11/2041*(1)	$590,000	$658,167
Jackson Park Trust Series 2019-LIC, Class A 2.77% due 10/14/2039*(1)	500,000	490,062
JP Morgan Mtg. Trust VRS Series 2017-6, Class A6 3.00% due 12/25/2048*(2)(3)	583,295	580,738
JP Morgan Mtg. Trust VRS Series 2018-1, Class A5 3.50% due 06/25/2048*(2)(3)	495,729	495,014
Mercedes-Benz Auto Lease Trust Series 2019-A, Class A4 3.25% due 10/15/2024	31,000	31,208
Mercedes-Benz Auto Lease Trust Series 2018-B, Class A4 3.31% due 07/15/2024	321,000	324,366
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A 2.20% due 09/13/2031*(1)	185,000	172,733
MTRO Commercial Mtg. Trust FRS Series 2019-TECH, Class A 1.60% (1 ML+0.90%) due 12/15/2033*(1)	350,000	326,309
One Bryant Park Trust Series 2019-OBP, Class A 2.52% due 09/15/2054*(1)	390,000	388,642
Shellpoint Co-Originator Trust VRS Series 2017-2, Class A1 3.50% due 10/25/2047*(2)(3)	137,162	138,874
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A 2.56% due 11/25/2031*	100,000	101,299
Toyota Auto Receivables Owner Trust Series 2018-C, Class A4 3.13% due 02/15/2024	125,000	128,718
World Financial Network Credit Card Master Trust Series 2019-C, Class M 2.71% due 07/15/2026	100,000	96,559

Total Asset Backed Securities
(cost $7,444,785)		7,464,140

U.S. CORPORATE BONDS & NOTES — 31.9%
Advertising Agencies — 0.2%
Interpublic Group of Cos., Inc. Senior Notes 4.20% due 04/15/2024	86,000	87,124
Interpublic Group of Cos., Inc. Senior Notes 4.75% due 03/30/2030	80,000	79,268
Omnicom Group, Inc. Senior Notes 2.45% due 04/30/2030	232,000	210,648
Omnicom Group, Inc. Senior Notes 4.20% due 06/01/2030	81,000	83,433

		460,473

18

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Advertising Sales — 0.1%
National CineMedia LLC Senior Sec. Notes 5.88% due 04/15/2028*		$405,000	$279,450

Aerospace/Defense — 0.2%
BAE Systems Holdings, Inc. Company Guar. Notes 3.85% due 12/15/2025*		184,000	187,096
General Dynamics Corp. Company Guar. Notes 4.25% due 04/01/2050		96,000	120,882
Northrop Grumman Corp. Senior Notes 4.40% due 05/01/2030		131,000	152,073
Northrop Grumman Corp. Senior Notes 5.25% due 05/01/2050		156,000	210,957

			671,008

Aerospace/Defense-Equipment — 0.0%
L3Harris Technologies, Inc. Senior Notes 2.90% due 12/15/2029		94,000	87,728

Agricultural Operations — 0.0%
Archer-Daniels-Midland Co. Senior Notes 2.75% due 03/27/2025		56,000	57,153

Applications Software — 0.3%
CDK Global, Inc. Senior Notes 5.88% due 06/15/2026		266,000	281,029
SS&C Technologies, Inc. Company Guar. Notes 5.50% due 09/30/2027*		445,000	463,783

			744,812

Auction Houses/Art Dealers — 0.1%
Sotheby’s Senior Sec. Notes 7.38% due 10/15/2027*		471,000	375,034

Auto-Cars/Light Trucks — 0.7%
Daimler Finance North America LLC Company Guar. Notes 2.00% due 07/06/2021*		228,000	219,787
Daimler Finance North America LLC FRS Company Guar. Notes 2.41% (3 ML + 0.67%) due 11/05/2021*		320,000	308,618
Ford Motor Credit Co. LLC Senior Notes 4.39% due 01/08/2026		200,000	175,000
Ford Motor Credit Co. LLC Senior Notes 4.54% due 03/06/2025	GBP	100,000	99,073
Hyundai Capital America Senior Notes 3.40% due 06/20/2024*		92,000	90,308

Auto-Cars/Light Trucks (continued)
Nissan Motor Acceptance Corp. Senior Notes 2.65% due 07/13/2022*		$162,000	$156,482
Nissan Motor Acceptance Corp. FRS Senior Notes 2.74% (3 ML+0.89%) due 01/13/2022*		315,000	306,359
Tesla, Inc. Company Guar. Notes 5.30% due 08/15/2025*		400,000	375,000
Toyota Motor Credit Corp. Senior Notes 2.15% due 02/13/2030		189,000	175,276
Toyota Motor Credit Corp. Senior Notes 3.45% due 09/20/2023		134,000	139,067

			2,044,970

Auto-Heavy Duty Trucks — 0.1%
Allison Transmission, Inc. Senior Notes 5.00% due 10/01/2024*		361,000	350,170
PACCAR Financial Corp. Senior Notes 2.00% due 09/26/2022		87,000	85,702

			435,872

Auto/Truck Parts & Equipment-Original — 0.1%
Dana, Inc. Senior Notes 5.38% due 11/15/2027		265,000	214,650
Lear Corp. Senior Notes 5.25% due 05/15/2049		85,000	73,777

			288,427

Banks-Commercial — 0.6%
BankUnited, Inc. Senior Notes 4.88% due 11/17/2025		461,000	475,868
Citizens Financial Group, Inc. Senior Notes 2.50% due 02/06/2030		35,000	30,927
Citizens Financial Group, Inc. Sub. Notes 4.30% due 12/03/2025		87,000	91,055
Regions Financial Corp. Sub. Notes 7.38% due 12/10/2037		190,000	261,325
SunTrust Bank Senior Notes 3.20% due 04/01/2024		273,000	279,789
SunTrust Bank Senior Notes 3.50% due 08/02/2022		122,000	123,456
Truist Bank Sub. Notes 2.25% due 03/11/2030		250,000	228,588

19

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Banks-Commercial (continued)
Zions Bancorp NA Sub. Notes 3.25% due 10/29/2029		$250,000	$211,864

			1,702,872

Banks-Super Regional — 0.7%
Bank of America NA FRS Senior Notes 2.03% (3 ML + 0.35%) due 05/24/2021		320,000	314,038
Bank of America NA Senior Notes 3.34% due 01/25/2023		250,000	249,860
Wells Fargo & Co. Senior Notes 1.00% due 02/02/2027	EUR	300,000	309,755
Wells Fargo & Co. Sub. Notes 4.30% due 07/22/2027		154,000	164,040
Wells Fargo & Co. Sub. Notes 4.65% due 11/04/2044		173,000	189,799
Wells Fargo & Co. Senior Notes 5.01% due 04/04/2051		172,000	219,610
Wells Fargo & Co. Sub. Notes 5.61% due 01/15/2044		78,000	93,378
Wells Fargo Bank NA FRS Senior Notes 2.26% (3 ML+0.62%) due 05/27/2022		320,000	315,441
Wells Fargo Bank NA Sub. Notes 5.25% due 08/01/2023	GBP	100,000	133,737

			1,989,658

Batteries/Battery Systems — 0.4%
Energizer Holdings, Inc. Company Guar. Notes 6.38% due 07/15/2026*		535,000	540,350
EnerSys Company Guar. Notes 5.00% due 04/30/2023*		605,000	576,269

			1,116,619

Beverages-Non-alcoholic — 0.2%
Coca-Cola Co. Senior Notes 2.95% due 03/25/2025		132,000	141,419
Keurig Dr Pepper, Inc. Company Guar. Notes 4.42% due 05/25/2025		249,000	265,342
PepsiCo, Inc. Senior Notes 2.25% due 03/19/2025		134,000	139,135
PepsiCo, Inc. Senior Notes 2.88% due 10/15/2049		120,000	124,136

			670,032

Brewery — 0.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.90% due 02/01/2046		$194,000	$211,298
Anheuser-Busch InBev Worldwide, Inc. Company Guar. Notes 4.60% due 04/15/2048		289,000	305,749

			517,047

Broadcast Services/Program — 0.1%
Discovery Communications LLC Company Guar. Notes 5.30% due 05/15/2049		125,000	126,466
Fox Corp. Senior Notes 3.50% due 04/08/2030		33,000	32,934

			159,400

Building & Construction Products-Misc. — 0.2%
Owens Corning Senior Notes 4.30% due 07/15/2047		172,000	146,809
Standard Industries, Inc. Senior Notes 6.00% due 10/15/2025*		450,000	442,260

			589,069

Building & Construction-Misc. — 0.2%
Frontdoor, Inc. Senior Notes 6.75% due 08/15/2026*		569,000	544,817

Building Products-Air & Heating — 0.1%
Carrier Global Corp. Company Guar. Notes 3.38% due 04/05/2040*		182,000	159,569
Carrier Global Corp. Company Guar. Notes 3.58% due 04/05/2050*		78,000	66,812

			226,381

Building Products-Cement — 0.0%
Martin Marietta Materials, Inc. Senior Notes 3.50% due 12/15/2027		133,000	131,303

Building Products-Doors & Windows — 0.1%
Griffon Corp. Company Guar. Notes 5.75% due 03/01/2028*		430,000	404,200

Building-Heavy Construction — 0.0%
Tutor Perini Corp. Company Guar. Notes 6.88% due 05/01/2025*		154,000	127,820

Building-Residential/Commercial — 0.0%
Toll Brothers Finance Corp. Company Guar. Notes 4.35% due 02/15/2028		149,000	135,590

20

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Cable/Satellite TV — 1.8%
Block Communications, Inc. Company Guar. Notes 4.88% due 03/01/2028*		$430,000	$399,900
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.00% due 02/01/2028*		203,000	203,508
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.38% due 05/01/2025*		300,000	307,560
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.38% due 06/01/2029*		315,000	323,694
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.88% due 04/01/2024*		150,000	153,750
Charter Communications Operating LLC/Charter Communications Operating Capital FRS Senior Sec. Notes 3.41% (3 ML+1.65%) due 02/01/2024		410,000	398,234
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 4.80% due 03/01/2050		93,000	96,773
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 5.05% due 03/30/2029		300,000	324,300
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 5.38% due 04/01/2038		24,000	25,878
Charter Communications Operating LLC/Charter Communications Operating Capital Senior Sec. Notes 6.38% due 10/23/2035		70,000	83,085
Comcast Corp. Company Guar. Notes 0.25% due 05/20/2027	EUR	240,000	247,319
Comcast Corp. Company Guar. Notes 2.35% due 01/15/2027		204,000	202,572
Comcast Corp. Company Guar. Notes 3.10% due 04/01/2025		119,000	126,405
Comcast Corp. Company Guar. Notes 3.40% due 04/01/2030		82,000	88,880
Comcast Corp. Company Guar. Notes 3.75% due 04/01/2040		55,000	62,089
Comcast Corp. Company Guar. Notes 3.90% due 03/01/2038		54,000	60,640
Comcast Corp. Company Guar. Notes 4.60% due 10/15/2038		156,000	190,947

Cable/Satellite TV (continued)
CSC Holdings LLC Senior Notes 5.25% due 06/01/2024		$425,000	$426,058
CSC Holdings LLC Company Guar. Notes 5.50% due 04/15/2027*		1,320,000	1,366,068
Time Warner Cable LLC Senior Sec. Notes 6.55% due 05/01/2037		142,000	159,303

			5,246,963

Casino Hotels — 0.1%
Boyd Gaming Corp. Company Guar. Notes 4.75% due 12/01/2027*		271,000	223,575

Casino Services — 0.2%
Eldorado Resorts, Inc. Company Guar. Notes 6.00% due 09/15/2026		510,000	460,275

Cellular Telecom — 0.7%
Sprint Corp. Company Guar. Notes 7.88% due 09/15/2023		1,839,000	2,018,450
T-Mobile USA, Inc. Company Guar. Notes 6.38% due 03/01/2025		200,000	204,256

			2,222,706

Chemicals-Diversified — 0.1%
LYB International Finance III LLC Company Guar. Notes 4.20% due 10/15/2049		169,000	165,726
Westlake Chemical Corp. Senior Notes 1.63% due 07/17/2029	EUR	155,000	151,808

			317,534

Chemicals-Specialty — 0.2%
Ecolab, Inc. Senior Notes 2.38% due 08/10/2022		147,000	146,680
Ecolab, Inc. Senior Notes 4.80% due 03/24/2030		48,000	53,918
Huntsman International LLC Senior Notes 4.50% due 05/01/2029		156,000	132,995
Lubrizol Corp. Company Guar. Notes 6.50% due 10/01/2034		107,000	163,415

			497,008

Coal — 0.1%
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp. Company Guar. Notes 7.50% due 06/15/2025*		452,000	325,440

21

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Coatings/Paint — 0.0%
Sherwin-Williams Co. Senior Notes 3.30% due 05/15/2050		$93,000	$87,071

Commercial Services — 0.3%
Harsco Corp. Company Guar. Notes 5.75% due 07/31/2027*		445,000	411,776
Nielsen Finance LLC/Nielsen Finance Co. Company Guar. Notes 5.00% due 04/15/2022*		535,000	493,174

			904,950

Commercial Services-Finance — 0.1%
MPH Acquisition Holdings LLC Company Guar. Notes 7.13% due 06/01/2024*		500,000	435,030

Computer Services — 0.2%
IBM Credit LLC Senior Notes 3.00% due 02/06/2023		633,000	654,997

Computer Software — 0.1%
Rackspace Hosting, Inc. Company Guar. Notes 8.63% due 11/15/2024*		405,000	363,487

Computers — 0.5%
Apple, Inc. Senior Notes 2.05% due 09/11/2026		109,000	111,745
Dell International LLC/EMC Corp. Senior Sec. Notes 6.02% due 06/15/2026*		945,000	975,317
Dell International LLC/EMC Corp. Senior Sec. Notes 8.10% due 07/15/2036*		152,000	174,650
Hewlett Packard Enterprise Co. Senior Notes 6.20% due 10/15/2035		119,000	135,731

			1,397,443

Computers-Integrated Systems — 0.2%
Diebold Nixdorf, Inc. Company Guar. Notes 8.50% due 04/15/2024		585,000	380,256
NCR Corp. Company Guar. Notes 6.13% due 09/01/2029*		325,000	303,517

			683,773

Consumer Products-Misc. — 0.0%
Kimberly-Clark Corp. Senior Notes 3.10% due 03/26/2030		86,000	93,036

Containers-Metal/Glass — 0.3%
Owens-Brockway Glass Container, Inc. Company Guar. Notes 5.38% due 01/15/2025*		376,000	357,200

Containers-Metal/Glass (continued)
Silgan Holdings, Inc. Senior Notes 4.75% due 03/15/2025		$501,000	$483,465

			840,665

Containers-Paper/Plastic — 0.2%
Berry Global, Inc. Sec. Notes 4.50% due 02/15/2026*		155,000	149,575
Sealed Air Corp. Company Guar. Notes 5.13% due 12/01/2024*		388,000	389,940

			539,515

Cosmetics & Toiletries — 0.2%
Coty, Inc. Company Guar. Notes 6.50% due 04/15/2026*		625,000	553,125
Procter & Gamble Co. Senior Notes 3.60% due 03/25/2050		44,000	54,068

			607,193

Data Processing/Management — 0.2%
Fair Isaac Corp. Senior Notes 4.00% due 06/15/2028*		433,000	410,267
Fiserv, Inc. Senior Notes 4.40% due 07/01/2049		68,000	71,963

			482,230

Diagnostic Equipment — 0.3%
Avantor, Inc. Senior Sec. Notes 6.00% due 10/01/2024*		29,000	30,383
Danaher Corp. Senior Notes 2.10% due 09/30/2026	EUR	140,000	156,880
Danaher Corp. Senior Notes 2.50% due 03/30/2030	EUR	100,000	114,427
Ortho-Clinical Diagnostics, Inc. Senior Notes 6.63% due 05/15/2022*		69,000	65,205
Thermo Fisher Scientific, Inc. Senior Notes 1.88% due 10/01/2049	EUR	250,000	216,132
Thermo Fisher Scientific, Inc. Senior Notes 2.38% due 04/15/2032	EUR	150,000	165,850
Thermo Fisher Scientific, Inc. Senior Notes 4.50% due 03/25/2030		59,000	66,324

			815,201

22

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Dialysis Centers — 0.2%
DaVita HealthCare Partners, Inc. Company Guar. Notes 5.13% due 07/15/2024		$600,000	$598,200

Distribution/Wholesale — 0.3%
Anixter, Inc. Company Guar. Notes 6.00% due 12/01/2025		332,000	324,945
H&E Equipment Services, Inc. Company Guar. Notes 5.63% due 09/01/2025		643,000	596,382

			921,327

Diversified Banking Institutions — 2.0%
Bank of America Corp. Senior Notes 0.75% due 07/26/2023	EUR	225,000	240,239
Bank of America Corp. Senior Notes 2.46% due 10/22/2025		249,000	251,326
Bank of America Corp. Senior Notes 3.50% due 05/17/2022		86,000	87,022
Bank of America Corp. Senior Notes 3.71% due 04/24/2028		162,000	165,640
Bank of America Corp. Senior Notes 4.08% due 03/20/2051		63,000	72,115
Bank of America Corp. Sub. Notes 4.18% due 11/25/2027		342,000	353,513
Citigroup, Inc. FRS Senior Notes 2.07% (3 ML + 1.07%) due 12/08/2021		315,000	309,814
Citigroup, Inc. Senior Notes 2.75% due 01/24/2024	GBP	100,000	123,581
Citigroup, Inc. Senior Notes 3.67% due 07/24/2028		64,000	66,258
Citigroup, Inc. Senior Notes 4.41% due 03/31/2031		120,000	131,841
Citigroup, Inc. Sub. Notes 4.45% due 09/29/2027		187,000	195,233
Citigroup, Inc. Sub. Notes 4.75% due 05/18/2046		102,000	114,099
Citigroup, Inc. Sub. Notes 5.88% due 02/22/2033		131,000	148,965
Citigroup, Inc. Sub. Notes 6.00% due 10/31/2033		61,000	70,261

Diversified Banking Institutions (continued)
Goldman Sachs Group, Inc. Senior Notes 2.13% due 09/30/2024	EUR	400,000	$441,597
Goldman Sachs Group, Inc. Senior Notes 2.35% due 11/15/2021		239,000	238,708
Goldman Sachs Group, Inc. FRS Senior Notes 2.86% (3 ML+1.17%) due 11/15/2021		436,000	427,280
Goldman Sachs Group, Inc. Senior Notes 3.13% due 07/25/2029	GBP	100,000	118,151
Goldman Sachs Group, Inc. Senior Notes 3.80% due 03/15/2030		114,000	118,701
Goldman Sachs Group, Inc. Sub. Notes 4.25% due 10/21/2025		142,000	146,376
Goldman Sachs Group, Inc. Sub. Notes 6.75% due 10/01/2037		281,000	371,978
JPMorgan Chase & Co. Senior Notes 3.21% due 04/01/2023		359,000	365,180
JPMorgan Chase & Co. Senior Notes 3.51% due 01/23/2029		211,000	217,230
JPMorgan Chase & Co. Senior Notes 4.49% due 03/24/2031		64,000	73,984
Morgan Stanley FRS Senior Notes 3.00% (3 ML+1.18%) due 01/20/2022		315,000	313,378
Morgan Stanley Senior Notes 3.62% due 04/01/2031		62,000	64,848
Morgan Stanley Senior Notes 3.63% due 01/20/2027		327,000	349,861
Morgan Stanley Senior Notes 5.50% due 07/24/2020		394,000	397,721

			5,974,900

Diversified Financial Services — 0.1%
USAA Capital Corp. Senior Notes 2.63% due 06/01/2021*		302,000	300,383

Diversified Manufacturing Operations — 0.3%
3M Co Senior Notes 3.70% due 04/15/2050		74,000	83,638
Carlisle Cos., Inc. Senior Notes 2.75% due 03/01/2030		88,000	76,813

23

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Diversified Manufacturing Operations (continued)
General Electric Co. Senior Notes 1.25% due 05/26/2023	EUR	200,000	$211,650
Illinois Tool Works, Inc. Senior Notes 0.63% due 12/05/2027	EUR	265,000	281,168
Illinois Tool Works, Inc. Senior Notes 3.50% due 03/01/2024		105,000	111,169

			764,438

E-Commerce/Products — 0.0%
Amazon.com, Inc. Senior Notes 4.80% due 12/05/2034		71,000	92,431

E-Commerce/Services — 0.2%
GrubHub Holdings, Inc. Company Guar. Notes 5.50% due 07/01/2027*		602,000	532,770

Electric-Distribution — 0.4%
CenterPoint Energy, Inc. Senior Notes 2.95% due 03/01/2030		225,000	212,873
Entergy Louisiana LLC 1st Mtg. Notes 2.90% due 03/15/2051		40,000	35,048
National Rural Utilities Cooperative Finance Corp. FRS Senior Notes 1.75% (3 ML+0.38%) due 06/30/2021		320,000	315,441
National Rural Utilities Cooperative Finance Corp. Collateral Trust Bonds 2.85% due 01/27/2025		127,000	127,903
NextEra Energy Operating Partners LP Company Guar. Notes 4.25% due 07/15/2024*		425,000	414,375

			1,105,640

Electric-Generation — 0.2%
Emera US Finance LP Company Guar. Notes 4.75% due 06/15/2046		125,000	115,092
Vistra Operations Co. LLC Company Guar. Notes 5.00% due 07/31/2027*		425,000	431,375

			546,467

Electric-Integrated — 1.1%
AEP Texas, Inc. Senior Notes 4.15% due 05/01/2049		49,000	50,257
Berkshire Hathaway Energy Co. Senior Notes 4.25% due 10/15/2050*		53,000	60,019

Electric-Integrated (continued)
Black Hills Corp. Senior Notes 3.88% due 10/15/2049		$74,000	$63,120
Consolidated Edison Co. of New York, Inc. FRS Senior Notes 1.62% (3 ML + 0.40%) due 06/25/2021		320,000	310,739
Consolidated Edison Co. of New York, Inc. Senior Notes 3.95% due 04/01/2050		27,000	28,380
Dominion Energy South Carolina, Inc. 1st Mtg. Bonds 5.10% due 06/01/2065		201,000	251,145
Dominion Resources, Inc. Senior Notes 5.25% due 08/01/2033		200,000	212,881
DTE Electric Co. General Refunding Mtg. 3.95% due 03/01/2049		222,000	240,182
Entergy Texas, Inc. 1st Mtg. Notes 4.50% due 03/30/2039		226,000	265,167
Exelon Corp. Senior Notes 4.70% due 04/15/2050		89,000	91,674
FirstEnergy Corp. Senior Notes 7.38% due 11/15/2031		269,000	350,440
Florida Power & Light Co. 1st Mtg. Notes 2.85% due 04/01/2025		73,000	76,110
Interstate Power & Light Co. Senior Notes 3.50% due 09/30/2049		91,000	82,400
Mississippi Power Co. Senior Notes 4.25% due 03/15/2042		150,000	143,156
NSTAR Electric Co. Senior Notes 3.95% due 04/01/2030		116,000	126,864
Ohio Power Co Senior Notes 2.60% due 04/01/2030		24,000	23,308
PECO Energy Co. 1st Mtg. Bonds 3.00% due 09/15/2049		99,000	94,851
Public Service Co. of Colorado 1st Mtg. Bonds 3.70% due 06/15/2028		162,000	171,454
Public Service Co. of Colorado 1st Mtg. Bonds 4.10% due 06/15/2048		106,000	115,263
Southern California Edison Co. 1st Mtg. Bonds 3.65% due 02/01/2050		64,000	62,100
Talen Energy Supply LLC Senior Sec. Notes 6.63% due 01/15/2028*		215,000	180,600

24

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Electric-Integrated (continued)
Talen Energy Supply LLC Senior Sec. Notes 7.25% due 05/15/2027*	$175,000	$158,148
Xcel Energy, Inc. Senior Notes 3.40% due 06/01/2030	51,000	51,653

		3,209,911

Electric-Transmission — 0.0%
AEP Transmission Co. LLC Senior Notes 3.15% due 09/15/2049	65,000	65,260

Electronic Components-Semiconductors — 0.1%
Intel Corp. Senior Notes 3.90% due 03/25/2030	203,000	231,580
NVIDIA Corp. Senior Notes 3.50% due 04/01/2050	62,000	67,414

		298,994

Electronic Measurement Instruments — 0.1%
Trimble, Inc. Senior Notes 4.75% due 12/01/2024	12,000	12,608
Trimble, Inc. Senior Notes 4.90% due 06/15/2028	234,000	251,812

		264,420

Electronic Parts Distribution — 0.2%
Arrow Electronics, Inc. Senior Notes 4.00% due 04/01/2025	74,000	69,674
Ingram Micro, Inc. Senior Notes 5.45% due 12/15/2024	775,000	632,745

		702,419

Energy-Alternate Sources — 0.3%
Hanwha Energy USA Holdings Corp. Company Guar. Notes 2.38% due 07/30/2022*	204,000	202,653
Pattern Energy Group, Inc. Company Guar. Notes 5.88% due 02/01/2024*	555,000	550,937

		753,590

Enterprise Software/Service — 0.2%
Donnelley Financial Solutions, Inc. Company Guar. Notes 8.25% due 10/15/2024	379,000	356,260
Oracle Corp. Senior Notes 2.95% due 11/15/2024	248,000	259,925

		616,185

Finance-Auto Loans — 0.1%
Credit Acceptance Corp. Company Guar. Notes 5.13% due 12/31/2024*	$80,000	$72,800
Credit Acceptance Corp. Company Guar. Notes 6.63% due 03/15/2026	373,000	354,238

		427,038

Finance-Consumer Loans — 0.7%
Enova International, Inc. Company Guar. Notes 8.50% due 09/01/2024*	638,000	555,060
Navient Corp. Senior Notes 5.00% due 03/15/2027	250,000	214,925
SLM Corp. Senior Notes 5.63% due 08/01/2033	445,000	328,054
Springleaf Finance Corp. Company Guar. Notes 5.38% due 11/15/2029	180,000	164,700
Springleaf Finance Corp. Company Guar. Notes 6.88% due 03/15/2025	425,000	428,026
Synchrony Financial Senior Notes 4.50% due 07/23/2025	548,000	535,906

		2,226,671

Finance-Credit Card — 0.4%
Alliance Data Systems Corp. Company Guar. Notes 4.75% due 12/15/2024*	400,000	304,000
American Express Co. Senior Notes 3.40% due 02/22/2024	102,000	106,371
American Express Co. Senior Notes 4.20% due 11/06/2025	81,000	88,648
Capital One Financial Corp. FRS Senior Notes 1.95% (3 ML+0.95%) due 03/09/2022	435,000	416,386
Mastercard, Inc. Senior Notes 2.00% due 03/03/2025	171,000	179,461
Mastercard, Inc. Senior Notes 3.85% due 03/26/2050	33,000	40,440
Visa, Inc. Senior Notes 2.70% due 04/15/2040	37,000	36,728

		1,172,034

Finance-Investment Banker/Broker — 0.1%
LPL Holdings, Inc. Company Guar. Notes 5.75% due 09/15/2025*	406,000	389,760

25

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Finance-Mortgage Loan/Banker — 0.2%
Quicken Loans, Inc. Company Guar. Notes 5.75% due 05/01/2025*		$650,000	$646,750

Food-Confectionery — 0.1%
Mondelez International, Inc. Senior Notes 1.63% due 03/08/2027	EUR	225,000	251,051

Food-Meat Products — 0.1%
Smithfield Foods, Inc. Senior Notes 2.65% due 10/03/2021*		87,000	78,261
Smithfield Foods, Inc. Company Guar. Notes 4.25% due 02/01/2027*		90,000	83,480
Smithfield Foods, Inc. Senior Notes 5.20% due 04/01/2029*		85,000	85,485

			247,226

Food-Misc./Diversified — 0.5%
Conagra Brands, Inc. Senior Notes 4.60% due 11/01/2025		101,000	106,525
Conagra Brands, Inc. Senior Notes 5.40% due 11/01/2048		8,000	9,000
Conagra Brands, Inc. Senior Notes 7.00% due 10/01/2028		128,000	153,825
Dole Food Co., Inc. Senior Sec. Notes 7.25% due 06/15/2025*		405,000	319,950
General Mills, Inc. Senior Notes 2.88% due 04/15/2030		43,000	42,914
Kraft Heinz Foods Co. Company Guar. Notes 3.95% due 07/15/2025		102,000	101,509
Kraft Heinz Foods Co. Sec. Notes 4.88% due 02/15/2025*		132,000	132,297
Lamb Weston Holdings, Inc. Company Guar. Notes 4.63% due 11/01/2024*		420,000	413,700
Nestle Holdings, Inc. Company Guar. Notes 3.50% due 09/24/2025*		152,000	163,364

			1,443,084

Food-Retail — 0.4%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC Company Guar. Notes 4.63% due 01/15/2027*		360,000	358,200
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC Company Guar. Notes 5.75% due 03/15/2025		391,000	395,067

Food-Retail (continued)
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC Company Guar. Notes 5.88% due 02/15/2028*		$308,000	$313,482
Kroger Co. Senior Notes 3.88% due 10/15/2046		92,000	90,076

			1,156,825

Food-Wholesale/Distribution — 0.1%
Sysco Corp. Company Guar. Notes 2.40% due 02/15/2030		124,000	101,752
Sysco Corp. Company Guar. Notes 6.60% due 04/01/2050		113,000	118,480

			220,232

Gas-Distribution — 0.1%
NiSource, Inc. Senior Notes 2.95% due 09/01/2029		143,000	135,683
NiSource, Inc. Senior Notes 5.65% due 02/01/2045		72,000	82,681
Washington Gas Light Co. Senior Notes 3.65% due 09/15/2049		131,000	117,017

			335,381

Hazardous Waste Disposal — 0.1%
Clean Harbors, Inc. Company Guar. Notes 4.88% due 07/15/2027*		261,000	255,493

Hotels/Motels — 0.2%
Wyndham Worldwide Corp. Senior Sec. Notes 5.75% due 04/01/2027		596,000	497,660

Human Resources — 0.1%
Korn Ferry International Company Guar. Notes 4.63% due 12/15/2027*		295,000	256,281

Independent Power Producers — 0.2%
Calpine Corp. Senior Sec. Notes 4.50% due 02/15/2028*		211,000	204,512
NRG Yield Operating LLC Company Guar. Notes 5.00% due 09/15/2026		375,000	362,812

			567,324

Insurance Brokers — 0.1%
Marsh & McLennan Cos., Inc. Senior Notes 3.50% due 12/29/2020		67,000	67,496
Willis North America, Inc. Company Guar. Notes 3.88% due 09/15/2049		89,000	91,678

26

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Insurance Brokers (continued)
Willis North America, Inc. Company Guar. Notes 5.05% due 09/15/2048		$85,000	$104,752

			263,926

Insurance-Life/Health — 0.1%
Brighthouse Financial, Inc. Senior Notes 4.70% due 06/22/2047		103,000	80,311
Prudential Financial, Inc. Senior Notes 1.50% due 03/10/2026		211,000	197,994
Unum Group Senior Notes 4.50% due 12/15/2049		128,000	99,168

			377,473

Insurance-Mutual — 0.1%
New York Life Global Funding FRS Senior Sec. Notes 2.10% (3 ML+0.28%) due 01/21/2022*		315,000	305,296

Insurance-Property/Casualty — 0.2%
ACE INA Holdings, Inc. Company Guar. Notes 2.88% due 11/03/2022		91,000	92,373
AmWINS Group, Inc. Company Guar. Notes 7.75% due 07/01/2026*		393,000	385,140
Assurant, Inc. Senior Notes 6.75% due 02/15/2034		14,000	18,609

			496,122

Internet Connectivity Services — 0.1%
Cogent Communications Group, Inc. Senior Sec. Notes 5.38% due 03/01/2022*		407,000	409,035

Investment Companies — 0.1%
FS Energy & Power Fund Senior Sec. Notes 7.50% due 08/15/2023*		347,000	309,264

Investment Management/Advisor Services — 0.0%
Ameriprise Financial, Inc. Senior Notes 3.00% due 03/22/2022		120,000	121,502

Machinery-Construction & Mining — 0.2%
Caterpillar Financial Services Corp. FRS Senior Notes 1.28% (3 ML+0.28%) due 09/07/2021		310,000	298,537
Caterpillar Financial Services Corp. Senior Notes 1.95% due 11/18/2022		98,000	97,667

Machinery-Construction & Mining (continued)
Caterpillar Financial Services Corp. Senior Notes 2.55% due 11/29/2022		$90,000	$90,669

			486,873

Machinery-Electrical — 0.1%
ABB Finance USA, Inc. Company Guar. Notes 3.38% due 04/03/2023		153,000	159,061

Machinery-Farming — 0.2%
CNH Industrial Capital LLC Company Guar. Notes 4.20% due 01/15/2024		228,000	222,723
Deere & Co. Senior Notes 3.75% due 04/15/2050		48,000	54,794
John Deere Capital Corp. Senior Notes 2.95% due 04/01/2022		204,000	208,372
John Deere Capital Corp. Senior Notes 3.45% due 01/10/2024		124,000	129,633
John Deere Capital Corp. Senior Notes 3.65% due 10/12/2023		77,000	81,183

			696,705

Medical Labs & Testing Services — 0.2%
Catalent Pharma Solutions, Inc. Company Guar. Notes 5.00% due 07/15/2027*		216,000	209,520
Laboratory Corp. of America Holdings Senior Notes 3.25% due 09/01/2024		187,000	190,635
Laboratory Corp. of America Holdings Senior Notes 4.70% due 02/01/2045		67,000	76,078

			476,233

Medical Products — 0.2%
Baxter International, Inc. Senior Notes 3.75% due 10/01/2025*		256,000	271,324
Stryker Corp. Senior Notes 1.00% due 12/03/2031	EUR	300,000	300,380
Zimmer Biomet Holdings, Inc. Senior Notes 3.55% due 03/20/2030		71,000	70,733

			642,437

Medical-Biomedical/Gene — 0.2%
Amgen, Inc. Senior Notes 3.15% due 02/21/2040		264,000	263,071

27

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Medical-Biomedical/Gene (continued)
Amgen, Inc. Senior Notes 3.38% due 02/21/2050		$200,000	$208,452

			471,523

Medical-Drugs — 0.5%
AbbVie, Inc. FRS Senior Notes 2.15% (3 ML+0.46%) due 11/19/2021*		266,000	257,126
AbbVie, Inc. Senior Notes 4.05% due 11/21/2039*		119,000	122,405
AbbVie, Inc. Senior Notes 4.25% due 11/21/2049*		200,000	212,468
Bristol-Myers Squibb Co. FRS Senior Notes 2.07% (3 ML + 0.38%) due 05/16/2022*		320,000	312,230
Bristol-Myers Squibb Co. Senior Notes 3.63% due 05/15/2024*		131,000	138,423
Bristol-Myers Squibb Co. Senior Notes 4.55% due 02/20/2048*		10,000	12,665
Bristol-Myers Squibb Co. Senior Notes 4.63% due 05/15/2044*		75,000	95,530
GlaxoSmithKline Capital, Inc. Company Guar. Notes 3.38% due 05/15/2023		90,000	93,939
Johnson & Johnson Senior Notes 5.50% due 11/06/2024	GBP	100,000	144,862
Pfizer, Inc. Senior Notes 2.63% due 04/01/2030		64,000	67,294

			1,456,942

Medical-Generic Drugs — 0.2%
Mylan, Inc. Company Guar. Notes 4.55% due 04/15/2028		115,000	112,483
Par Pharmaceutical, Inc. Senior Sec. Notes 7.50% due 04/01/2027*		411,000	408,945

			521,428

Medical-HMO — 0.3%
Centene Corp Senior Notes 4.25% due 12/15/2027*		268,000	262,640
Centene Corp. Senior Notes 4.63% due 12/15/2029*		63,000	63,315

Medical-HMO (continued)
Humana, Inc. Senior Notes 4.88% due 04/01/2030		$261,000	$279,837
UnitedHealth Group, Inc. Senior Bonds 2.38% due 10/15/2022		266,000	269,557
UnitedHealth Group, Inc. Senior Notes 3.75% due 07/15/2025		131,000	141,566

			1,016,915

Medical-Hospitals — 0.3%
HCA, Inc. Senior Sec. Notes 5.25% due 06/15/2026		92,000	96,487
HCA, Inc. Company Guar. Notes 5.38% due 02/01/2025		687,000	702,457

			798,944

Medical-Wholesale Drug Distribution — 0.1%
Allergan Sales LLC Company Guar. Notes 4.88% due 02/15/2021*		82,000	83,270
Cardinal Health, Inc. Senior Notes 4.60% due 03/15/2043		139,000	137,438

			220,708

Metal-Copper — 0.4%
Freeport-McMoRan Copper & Gold, Inc. Company Guar. Notes 3.88% due 03/15/2023		525,000	496,125
Freeport-McMoRan, Inc. Company Guar. Notes 4.13% due 03/01/2028		205,000	178,863
Freeport-McMoRan, Inc. Company Guar. Notes 4.25% due 03/01/2030		205,000	178,350
Southern Copper Corp. Senior Notes 3.88% due 04/23/2025		200,000	198,230

			1,051,568

Metal-Iron — 0.1%
Cleveland-Cliffs, Inc. Company Guar. Notes 5.75% due 03/01/2025		560,000	432,600

Multimedia — 0.2%
E.W. Scripps Co. Company Guar. Notes 5.13% due 05/15/2025*		668,000	587,840

Networking Products — 0.0%
Cisco Systems, Inc. Senior Notes 2.20% due 02/28/2021		112,000	112,501

28

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Office Supplies & Forms — 0.0%
Avery Dennison Corp. Senior Notes 2.65% due 04/30/2030	$60,000	$55,935

Oil Companies-Exploration & Production — 0.4%
Apache Corp. Senior Notes 5.10% due 09/01/2040	280,000	123,681
Callon Petroleum Co. Company Guar. Notes 6.13% due 10/01/2024	162,000	28,755
Callon Petroleum Co. Company Guar. Notes 6.38% due 07/01/2026	560,000	93,800
Cimarex Energy Co. Senior Notes 4.38% due 03/15/2029	151,000	101,105
Extraction Oil & Gas, Inc. Company Guar. Notes 5.63% due 02/01/2026*	173,000	28,545
Hilcorp Energy I LP/Hilcorp Finance Co. Senior Notes 5.00% due 12/01/2024*	822,000	378,120
Lonestar Resources America, Inc. Company Guar. Notes 11.25% due 01/01/2023*	528,000	96,360
Marathon Oil Corp. Senior Notes 6.60% due 10/01/2037	67,000	45,802
Marathon Oil Corp. Senior Notes 6.80% due 03/15/2032	93,000	67,881
Noble Energy, Inc. Senior Notes 4.95% due 08/15/2047	86,000	50,086
Noble Energy, Inc. Senior Notes 5.25% due 11/15/2043	132,000	77,546
Occidental Petroleum Corp. Senior Notes 6.45% due 09/15/2036	135,000	64,664
Occidental Petroleum Corp. Senior Notes 7.50% due 05/01/2031	51,000	26,347
Southwestern Energy Co. Company Guar. Notes 7.50% due 04/01/2026	226,000	148,030

		1,330,722

Oil Companies-Integrated — 0.1%
BP Capital Markets America, Inc. Company Guar. Notes 3.00% due 02/24/2050	110,000	102,181
Chevron Corp. Senior Notes 2.90% due 03/03/2024	145,000	149,431

		251,612

Oil Field Machinery & Equipment — 0.0%
Hi-Crush Partners LP Company Guar. Notes 9.50% due 08/01/2026*	$683,000	$102,450

Oil Refining & Marketing — 0.1%
PBF Holding Co. LLC/PBF Finance Corp. Company Guar. Notes 6.00% due 02/15/2028*	281,000	185,460

Oil-Field Services — 0.1%
Calfrac Holdings LP Sec. Notes 10.88% due 03/15/2026*	41,800	10,450
Halliburton Co. Senior Notes 2.92% due 03/01/2030	125,000	96,583
Nine Energy Service, Inc. Company Guar. Notes 8.75% due 11/01/2023*	240,000	60,024
Schlumberger Holdings Corp. Senior Notes 4.00% due 12/21/2025*	123,000	113,325
SESI LLC Company Guar. Notes 7.75% due 09/15/2024	250,000	61,878
USA Compression Partners LP/USA Compression Finance Corp. Company Guar. Notes 6.88% due 04/01/2026	167,000	104,375

		446,635

Paper & Related Products — 0.2%
Domtar Corp. Company Guar. Notes 6.75% due 02/15/2044	286,000	255,882
Georgia-Pacific LLC Senior Notes 3.73% due 07/15/2023*	131,000	137,730
Georgia-Pacific LLC Company Guar. Notes 5.40% due 11/01/2020*	135,000	136,290

		529,902

Petrochemicals — 0.0%
Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP Senior Notes 3.30% due 05/01/2023*	78,000	76,017

Pharmacy Services — 0.2%
Cigna Corp. Company Guar. Notes 4.80% due 08/15/2038	58,000	65,119
Cigna Corp. Company Guar. Notes 4.90% due 12/15/2048	65,000	77,986
CVS Health Corp Senior Notes 4.25% due 04/01/2050	59,000	61,243

29

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Pharmacy Services (continued)
CVS Health Corp. Senior Notes 4.78% due 03/25/2038		$205,000	$226,677
CVS Health Corp. Senior Notes 5.05% due 03/25/2048		64,000	73,122

			504,147

Pipelines — 1.2%
Buckeye Partners LP Senior Notes 4.13% due 03/01/2025*		248,000	209,064
Buckeye Partners LP Senior Notes 4.50% due 03/01/2028*		338,000	277,160
Cheniere Corpus Christi Holdings LLC Senior Sec. Notes 3.70% due 11/15/2029*		89,000	66,487
Cheniere Energy Partners LP Company Guar. Notes 4.50% due 10/01/2029*		342,000	297,540
Cheniere Energy Partners LP Senior Sec. Notes 5.25% due 10/01/2025		308,000	283,360
Enable Midstream Partners LP Senior Notes 4.15% due 09/15/2029		86,000	38,143
Enable Midstream Partners LP Senior Notes 4.95% due 05/15/2028		91,000	54,871
Energy Transfer Operating LP Company Guar. Notes 4.90% due 03/15/2035		189,000	147,460
Energy Transfer Operating LP Company Guar. Notes 5.50% due 06/01/2027		97,000	84,427
Energy Transfer Operating LP Company Guar. Notes 6.13% due 12/15/2045		74,000	66,069
EnLink Midstream LLC Company Guar. Notes 5.38% due 06/01/2029		126,000	65,520
EnLink Midstream Partners LP Senior Notes 5.05% due 04/01/2045		22,000	8,023
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 5.63% due 06/15/2024		658,000	460,600
Genesis Energy LP/Genesis Energy Finance Corp. Company Guar. Notes 6.50% due 10/01/2025		250,000	180,700
Holly Energy Partners LP/Holly Energy Finance Corp. Company Guar. Notes 5.00% due 02/01/2028*		475,000	397,813

Pipelines (continued)
Kinder Morgan, Inc. Company Guar. Notes 1.50% due 03/16/2022	EUR	275,000	$300,054
MPLX LP Senior Notes 5.50% due 02/15/2049		151,000	127,345
ONEOK, Inc. Company Guar. Notes 3.10% due 03/15/2030		123,000	92,313
Rockies Express Pipeline LLC Senior Notes 3.60% due 05/15/2025*		78,000	53,898
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. Company Guar. Notes 5.50% due 08/15/2022		230,000	41,400
Western Midstream Operating LP Senior Notes 5.50% due 08/15/2048		56,000	21,739
Williams Cos., Inc. Senior Notes 5.75% due 06/24/2044		222,000	231,417

			3,505,403

Platinum — 0.1%
Stillwater Mining Co. Company Guar. Notes 7.13% due 06/27/2025		200,000	180,000

Poultry — 0.1%
Pilgrim’s Pride Corp. Company Guar. Notes 5.88% due 09/30/2027*		360,000	358,704

Protection/Safety — 0.2%
Prime Security Services Borrower LLC/Prime Finance, Inc. Senior Sec. Notes 5.25% due 04/15/2024*		513,000	506,736
Prime Security Services Borrower LLC/Prime Finance, Inc. Senior Sec. Notes 5.75% due 04/15/2026*		230,000	225,400

			732,136

Radio — 0.3%
Sirius XM Radio, Inc. Company Guar. Notes 4.63% due 07/15/2024*		865,000	877,914

Real Estate Investment Trusts — 1.7%
Columbia Property Trust Operating Partnership LP Company Guar. Notes 4.15% due 04/01/2025		130,000	134,409
Crown Castle International Corp. Senior Notes 4.15% due 07/01/2050		55,000	54,395

30

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Real Estate Investment Trusts (continued)
CTR Partnership LP/CareTrust Capital Corp. Company Guar. Notes 5.25% due 06/01/2025	$426,000	$419,610
Duke Realty LP Senior Notes 2.88% due 11/15/2029	43,000	41,305
ESH Hospitality, Inc. Company Guar. Notes 4.63% due 10/01/2027*	340,000	265,200
ESH Hospitality, Inc. Company Guar. Notes 5.25% due 05/01/2025*	442,000	371,280
GLP Capital LP/GLP Financing II, Inc. Company Guar. Notes 5.38% due 04/15/2026	265,000	234,896
HAT Holdings I LLC/HAT Holdings II LLC Company Guar. Notes 5.25% due 07/15/2024*	522,000	501,120
iStar, Inc. Senior Notes 5.25% due 09/15/2022	427,000	393,908
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp. Company Guar. Notes 4.25% due 02/01/2027*	255,000	201,450
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. Company Guar. Notes 5.75% due 02/01/2027	350,000	304,500
MPT Operating Partnership LP/MPT Finance Corp. Company Guar. Notes 5.00% due 10/15/2027	306,000	296,820
Prologis LP Senior Notes 3.00% due 04/15/2050	114,000	98,651
Sabra Health Care LP Company Guar. Notes 5.13% due 08/15/2026	797,000	753,695
Sabra Health Care LP/Sabra Capital Corp. Company Guar. Notes 3.90% due 10/15/2029	127,000	113,494
Sabra Health Care LP/Sabra Capital Corp. Company Guar. Notes 4.80% due 06/01/2024	76,000	77,129
Starwood Property Trust, Inc. Senior Notes 4.75% due 03/15/2025	310,000	272,800
VICI Properties LP/VICI Note Co., Inc. Company Guar. Notes 3.75% due 02/15/2027*	260,000	245,050
VICI Properties LP/VICI Note Co., Inc. Company Guar. Notes 4.25% due 12/01/2026*	94,000	86,245

Real Estate Investment Trusts (continued)
VICI Properties LP/VICI Note Co., Inc. Company Guar. Notes 4.63% due 12/01/2029*	$140,000	$127,733

		4,993,690

Real Estate Operations & Development — 0.2%
Kennedy-Wilson, Inc. Company Guar. Notes 5.88% due 04/01/2024	700,000	626,290

Rental Auto/Equipment — 0.1%
Ahern Rentals, Inc. Sec. Notes 7.38% due 05/15/2023*	490,000	279,300

Retail-Appliances — 0.0%
Conn’s, Inc. Company Guar. Notes 7.25% due 07/15/2022	134,000	76,380

Retail-Building Products — 0.1%
Home Depot, Inc. Senior Notes 3.35% due 04/15/2050	93,000	97,166
Lowe’s Cos, Inc. Senior Notes 5.13% due 04/15/2050	126,000	152,126
Lowe’s Cos., Inc. Senior Notes 4.05% due 05/03/2047	27,000	26,732

		276,024

Retail-Discount — 0.1%
Walmart, Inc. Senior Notes 3.05% due 07/08/2026	165,000	177,498

Retail-Mail Order — 0.1%
QVC, Inc. Senior Sec. Notes 4.75% due 02/15/2027	238,000	210,516

Retail-Petroleum Products — 0.1%
Murphy Oil USA, Inc. Company Guar. Notes 4.75% due 09/15/2029	320,000	300,000

Retail-Regional Department Stores — 0.0%
Kohl’s Corp. Senior Notes 5.55% due 07/17/2045	146,000	98,841

Retail-Restaurants — 0.2%
Brinker International, Inc. Company Guar. Notes 5.00% due 10/01/2024*	420,000	302,400
Darden Restaurants, Inc. Senior Notes 4.55% due 02/15/2048	205,000	159,488
McDonald’s Corp. Senior Notes 3.63% due 09/01/2049	73,000	73,653

31

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Retail-Restaurants (continued)
McDonald’s Corp. Senior Notes 4.20% due 04/01/2050		$69,000	$77,180
Yum! Brands, Inc. Senior Notes 7.75% due 04/01/2025*		42,000	44,100

			656,821

Satellite Telecom — 0.3%
Hughes Satellite Systems Corp. Company Guar. Notes 6.63% due 08/01/2026		773,000	782,983

Savings & Loans/Thrifts — 0.2%
First Niagara Financial Group, Inc. Sub. Notes 7.25% due 12/15/2021		434,000	464,295
New York Community Bancorp, Inc. Sub. Notes 5.90% due 11/06/2028		193,000	191,267

			655,562

Shipbuilding — 0.0%
Huntington Ingalls Industries, Inc. Company Guar. Notes 4.20% due 05/01/2030*		101,000	104,688

Steel-Producers — 0.2%
Commercial Metals Co. Senior Notes 5.75% due 04/15/2026		455,000	424,695
Steel Dynamics, Inc. Senior Notes 3.45% due 04/15/2030		132,000	119,454

			544,149

Telecom Equipment-Fiber Optics — 0.1%
Corning, Inc. Senior Notes 5.45% due 11/15/2079		254,000	260,697

Telecom Services — 0.1%
Front Range BidCo., Inc. Senior Notes 6.13% due 03/01/2028*		312,000	296,400

Telephone-Integrated — 1.1%
AT&T, Inc. Senior Notes 4.50% due 05/15/2035		582,000	620,279
AT&T, Inc. Senior Notes 4.85% due 07/15/2045		45,000	47,867
AT&T, Inc. Senior Notes 4.90% due 08/15/2037		75,000	83,560
CenturyLink, Inc. Senior Notes 7.50% due 04/01/2024		920,000	1,007,400

Telephone-Integrated (continued)
Level 3 Financing, Inc. Company Guar. Notes 4.63% due 09/15/2027*		$395,000	$392,590
Verizon Communications, Inc. Senior Notes 1.50% due 09/19/2039	EUR	150,000	131,059
Verizon Communications, Inc. FRS Senior Notes 1.74% (3 ML+1.00%) due 03/16/2022		320,000	304,579
Verizon Communications, Inc. Senior Notes 2.50% due 04/08/2031	GBP	100,000	122,780
Verizon Communications, Inc. Senior Notes 3.15% due 03/22/2030		59,000	63,552
Verizon Communications, Inc. Senior Notes 4.00% due 03/22/2050		25,000	29,566
Verizon Communications, Inc. Senior Notes 4.27% due 01/15/2036		64,000	74,332
Verizon Communications, Inc. Senior Notes 4.40% due 11/01/2034		124,000	144,726
Verizon Communications, Inc. Senior Notes 5.25% due 03/16/2037		106,000	134,633

			3,156,923

Television — 0.4%
Belo Corp. Company Guar. Notes 7.25% due 09/15/2027		273,000	286,650
Belo Corp. Company Guar. Notes 7.75% due 06/01/2027		416,000	445,120
Viacom, Inc. Senior Notes 4.38% due 03/15/2043		345,000	305,745
ViacomCBS, Inc. Senior Notes 4.95% due 01/15/2031		84,000	82,676

			1,120,191

Tools-Hand Held — 0.0%
Stanley Black & Decker, Inc. Senior Notes 3.40% due 03/01/2026		84,000	87,536

Transport-Air Freight — 0.1%
Cargo Aircraft Management, Inc. Company Guar. Notes 4.75% due 02/01/2028*		475,000	440,562

Transport-Equipment & Leasing — 0.1%
GATX Corp. Senior Notes 4.35% due 02/15/2024		165,000	176,142

32

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Transport-Marine — 0.0%
Kirby Corp. Senior Notes 4.20% due 03/01/2028		$142,000	$139,866

Transport-Rail — 0.1%
Kansas City Southern Company Guar. Notes 2.88% due 11/15/2029		99,000	94,968
Kansas City Southern Company Guar. Notes 4.70% due 05/01/2048		61,000	66,897

			161,865

Transport-Services — 0.1%
United Parcel Service, Inc. Senior Notes 3.90% due 04/01/2025		84,000	91,198
United Parcel Service, Inc. Senior Notes 5.30% due 04/01/2050		90,000	117,905

			209,103

Transport-Truck — 0.0%
JB Hunt Transport Services, Inc. Company Guar. Notes 3.88% due 03/01/2026		81,000	83,223

Trucking/Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 3.35% due 11/01/2029*		26,000	25,975
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 3.95% due 03/10/2025*		237,000	245,168
Penske Truck Leasing Co. LP/PTL Finance Corp. Senior Notes 4.20% due 04/01/2027*		88,000	90,361

			361,504

Total U.S. Corporate Bonds & Notes
(cost $102,317,125)			94,626,659

FOREIGN CORPORATE BONDS & NOTES — 14.0%
Advertising Agencies — 0.1%
WPP Finance 2016 Company Guar. Notes 1.38% due 03/20/2025	EUR	300,000	326,287

Agricultural Chemicals — 0.2%
Consolidated Energy Finance SA Senior Notes 6.88% due 06/15/2025*		290,000	250,850
OCI NV Senior Sec. Notes 5.25% due 11/01/2024*		443,000	380,980

			631,830

Airport Development/Maintenance — 0.1%
Mexico City Airport Trust Senior Sec. Notes 4.25% due 10/31/2026		$460,000	$410,550

Auto-Cars/Light Trucks — 0.2%
FCE Bank PLC Senior Notes 1.11% due 05/13/2020	EUR	300,000	327,561
Volkswagen International Finance NV Company Guar. Notes 1.88% due 03/30/2027	EUR	200,000	209,445

			537,006

Auto/Truck Parts & Equipment-Original — 0.0%
Delphi Jersey Holdings PLC Company Guar. Notes 5.00% due 10/01/2025*		152,000	121,220

Banks-Commercial — 1.5%
Australia & New Zealand Banking Group, Ltd. Sub. Notes 2.95% due 07/22/2030*		200,000	189,471
Banco de Credito e Inversiones SA Senior Notes 3.50% due 10/12/2027		490,000	464,111
Banco do Brasil SA Senior Notes 4.75% due 03/20/2024*		370,000	359,644
Bank of Montreal Senior Notes 2.05% due 11/01/2022		347,000	344,071
BPCE SA Sub. Notes 4.63% due 07/18/2023	EUR	300,000	353,061
Canadian Imperial Bank of Commerce Senior Notes 2.25% due 01/28/2025		223,000	220,358
Credit Suisse AG Senior Notes 2.10% due 11/12/2021		250,000	249,280
Credit Suisse AG Sub. Notes 5.75% due 09/18/2025	EUR	330,000	357,163
Danske Bank A/S Sub. Notes 1.38% due 02/12/2030	EUR	500,000	496,725
Danske Bank A/S Senior Notes 3.88% due 09/12/2023*		200,000	197,398
Grupo Aval, Ltd. Company Guar. Notes 4.38% due 02/04/2030*		270,000	216,675
National Bank of Canada Senior Notes 2.15% due 10/07/2022*		253,000	250,743
Philippine National Bank Senior Notes 3.28% due 09/27/2024		200,000	191,107

33

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Banks-Commercial (continued)
Royal Bank of Canada FRS Senior Notes 2.49% (3 ML+0.73%) due 02/01/2022		$320,000	$310,931
Skandinaviska Enskilda Banken AB Sub. Notes 2.50% due 05/28/2026	EUR	200,000	220,611

			4,421,349

Banks-Export/Import — 0.1%
Export-Import Bank of India Senior Notes 3.38% due 08/05/2026		450,000	427,424

Banks-Special Purpose — 0.1%
Kreditanstalt fuer Wiederaufbau Government Guar. Notes 1.63% due 03/15/2021		245,000	247,462

Building & Construction Products-Misc. — 0.1%
Whirlpool EMEA Finance SARL Company Guar. Notes 0.50% due 02/20/2028	EUR	220,000	222,700

Building Products-Cement — 0.1%
Holcim Finance Luxembourg SA Company Guar. Notes 0.50% due 11/29/2026	EUR	225,000	221,372

Building Societies — 0.1%
Nationwide Building Society Senior Notes 1.50% due 03/08/2026	EUR	200,000	209,973

Building-Residential/Commercial — 0.1%
Mattamy Group Corp. Senior Notes 5.25% due 12/15/2027*		339,000	315,270

Cable/Satellite TV — 0.3%
Altice Financing SA Senior Sec. Notes 5.00% due 01/15/2028*		661,000	584,985
Sky, Ltd. Company Guar. Notes 2.50% due 09/15/2026	EUR	350,000	419,750

			1,004,735

Cellular Telecom — 0.8%
C&W Senior Financing Designated Activity Co. Senior Notes 6.88% due 09/15/2027*		742,000	639,975
Millicom International Cellular SA Senior Notes 6.63% due 10/15/2026*		200,000	189,780
Numericable-SFR SA Senior Sec. Notes 7.38% due 05/01/2026*		800,000	794,120
Orange SA Senior Notes 1.88% due 09/12/2030	EUR	300,000	342,501

Cellular Telecom (continued)
Vodafone Group PLC Senior Notes 2.88% due 11/20/2037	EUR	120,000	$134,997
Vodafone Group PLC Senior Notes 4.88% due 06/19/2049		63,000	69,507
Vodafone Group PLC Senior Notes 5.25% due 05/30/2048		90,000	108,468

			2,279,348

Chemicals-Diversified — 0.3%
Braskem Netherlands Finance BV Company Guar. Notes 4.50% due 01/10/2028*		209,000	167,045
Braskem Netherlands Finance BV Company Guar. Notes 4.50% due 01/31/2030*		202,000	157,358
Braskem Netherlands Finance BV Company Guar. Notes 4.50% due 01/31/2030		200,000	155,800
CNAC HK Finbridge Co., Ltd. Company Guar. Notes 4.13% due 07/19/2027		200,000	206,728
Petkim Petrokimya Holding AS Senior Notes 5.88% due 01/26/2023*		270,000	223,841

			910,772

Chemicals-Specialty — 0.0%
Albemarle Wodgina Pty, Ltd. Company Guar. Notes 3.45% due 11/15/2029*		68,000	66,660

Computer Software — 0.1%
Camelot Finance SA Senior Sec. Notes 4.50% due 11/01/2026*		229,000	222,130

Computers-Memory Devices — 0.1%
Seagate HDD Cayman Company Guar. Notes 4.75% due 01/01/2025		320,000	318,202

Containers-Metal/Glass — 0.3%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. Company Guar. Notes 5.25% due 08/15/2027*		450,000	461,250
Trivium Packaging Finance BV Company Guar. Notes 8.50% due 08/15/2027*		450,000	452,250

			913,500

Containers-Paper/Plastic — 0.3%
Cascades, Inc./Cascades USA, Inc. Company Guar. Notes 5.13% due 01/15/2026*		54,000	52,245

34

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Containers-Paper/Plastic (continued)
Cascades, Inc./Cascades USA, Inc. Company Guar. Notes 5.38% due 01/15/2028*		$262,000	$250,210
Intertape Polymer Group, Inc. Company Guar. Notes 7.00% due 10/15/2026*		434,000	414,470
Klabin Austria GmbH Company Guar. Notes 7.00% due 04/03/2049*		354,000	323,910

			1,040,835

Cruise Lines — 0.0%
Viking Cruises, Ltd. Company Guar. Notes 5.88% due 09/15/2027*		118,000	69,043

Diagnostic Equipment — 0.1%
DH Europe Finance II SARL Company Guar. Notes 0.45% due 03/18/2028	EUR	100,000	98,618
DH Europe Finance II SARL Company Guar. Notes 3.25% due 11/15/2039		144,000	142,348

			240,966

Diamonds/Precious Stones — 0.0%
Petra Diamonds US Treasury PLC Sec. Notes 7.25% due 05/01/2022		260,000	59,800

Disposable Medical Products — 0.1%
Becton Dickinson Euro Finance SARL Company Guar. Notes 1.21% due 06/04/2026	EUR	320,000	341,578

Diversified Banking Institutions — 2.2%
Banco Santander SA Senior Notes 2.71% due 06/27/2024		200,000	196,169
Barclays PLC Sub. Notes 2.00% due 02/07/2028	EUR	250,000	252,139
BNP Paribas SA Senior Notes 3.05% due 01/13/2031*		244,000	228,160
BNP Paribas SA Senior Notes 3.38% due 01/23/2026	GBP	100,000	125,925
BNP Paribas SA Senior Notes 4.71% due 01/10/2025*		200,000	208,370
Credit Suisse Group AG Senior Notes 1.25% due 07/17/2025	EUR	200,000	208,890
Credit Suisse Group AG Senior Notes 4.19% due 04/01/2031*		250,000	256,003
HSBC Holdings PLC FRS Senior Notes 1.43% (3 ML+0.65%) due 09/11/2021		320,000	312,854

Diversified Banking Institutions (continued)
HSBC Holdings PLC Senior Notes 3.00% due 07/22/2028	GBP	120,000	$146,562
HSBC Holdings PLC Senior Notes 3.40% due 03/08/2021		408,000	410,244
Lloyds Banking Group PLC Senior Notes 0.63% due 01/15/2024	EUR	350,000	366,913
Mitsubishi UFJ Financial Group, Inc. Senior Notes 2.19% due 02/25/2025		207,000	205,919
Mitsubishi UFJ Financial Group, Inc. FRS Senior Notes 2.58% (3 ML+0.79%) due 07/25/2022		320,000	306,225
Mizuho Financial Group, Inc. Senior Notes 2.56% due 09/13/2025		274,000	270,585
NatWest Markets PLC Senior Notes 3.63% due 09/29/2022*		200,000	197,627
Royal Bank of Scotland Group PLC Senior Notes 1.75% due 03/02/2026	EUR	450,000	467,167
Royal Bank of Scotland Group PLC Sub. Notes 3.75% due 11/01/2029		200,000	184,946
Sumitomo Mitsui Financial Group, Inc. FRS Senior Notes 2.62% (3 ML+0.78%) due 07/12/2022		290,000	276,001
UBS AG Sub. Notes 4.75% due 02/12/2026	EUR	350,000	378,295
UBS Group Funding Switzerland AG Senior Notes 1.25% due 09/01/2026	EUR	225,000	234,798
UBS Group Funding Switzerland AG Senior Notes 3.49% due 05/23/2023*		200,000	202,196
UniCredit SpA Senior Notes 1.20% due 01/20/2026	EUR	325,000	321,737
UniCredit SpA Senior Notes 1.63% due 07/03/2025	EUR	250,000	255,656
UniCredit SpA Sub. Notes 4.88% due 02/20/2029	EUR	200,000	205,139
UniCredit SpA Sub. Notes 5.86% due 06/19/2032*		298,000	269,566

			6,488,086

35

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Diversified Financial Services — 0.2%
Fairstone Financial, Inc. Senior Notes 7.88% due 07/15/2024*		$405,000	$380,700
GE Capital International Funding Co. ULC Company Guar. Notes 4.42% due 11/15/2035		284,000	303,051

			683,751

Diversified Manufacturing Operations — 0.1%
Siemens Financieringsmaatschappij NV FRS Company Guar. Notes 1.35% (3 ML+0.61%) due 03/16/2022*		320,000	306,211

Diversified Minerals — 0.4%
Anglo American Capital PLC Company Guar. Notes 1.63% due 03/11/2026	EUR	325,000	314,001
Anglo American Capital PLC Company Guar. Notes 5.38% due 04/01/2025*		200,000	202,101
FMG Resources August 2006 Pty, Ltd. Company Guar. Notes 4.50% due 09/15/2027*		600,000	534,000

			1,050,102

Electric-Distribution — 0.1%
Energuate Trust Company Guar. Notes 5.88% due 05/03/2027		200,000	198,002
OmGrid Funding, Ltd. Company Guar. Notes 5.20% due 05/16/2027		200,000	144,616

			342,618

Electric-Generation — 0.2%
Centrais Eletricas Brasileiras SA Senior Notes 3.63% due 02/04/2025*		200,000	177,652
Electricite de France SA Senior Notes 6.25% due 05/30/2028	GBP	200,000	315,578
SPIC Luxembourg Latin America Renewable Energy Investment Co. SARL Company Guar. Notes 4.65% due 10/30/2023		200,000	211,527

			704,757

Electric-Integrated — 0.2%
EDP Finance BV Senior Notes 2.00% due 04/22/2025	EUR	335,000	381,399
Perusahaan Listrik Negara PT Senior Notes 4.13% due 05/15/2027		200,000	192,723

			574,122

Energy-Alternate Sources — 0.1%
Adani Green Energy UP, Ltd./Prayatna Developers Pvt, Ltd./Parampujya Solar Energy Senior Sec. Notes 6.25% due 12/10/2024*		$200,000	$176,100

Finance-Commercial — 0.0%
Unifin Financiera SAB de CV Company Guar. Notes 7.25% due 09/27/2023		200,000	139,002

Finance-Consumer Loans — 0.1%
goeasy, Ltd. Company Guar. Notes 5.38% due 12/01/2024*		383,000	357,033

Finance-Investment Banker/Broker — 0.1%
Nomura Holdings, Inc. Senior Notes 3.10% due 01/16/2030		200,000	188,428

Finance-Leasing Companies — 0.1%
Avolon Holdings Funding, Ltd. Company Guar. Notes 5.13% due 10/01/2023*		425,000	367,063

Food-Meat Products — 0.2%
BRF SA Senior Notes 4.88% due 01/24/2030*		200,000	168,190
JBS USA LUX SA/JBS USA Finance, Inc. Company Guar. Notes 5.88% due 07/15/2024*		557,000	563,962

			732,152

Independent Power Producers — 0.1%
Termocandelaria Power, Ltd. Company Guar. Notes 7.88% due 01/30/2029		400,000	325,000

Insurance-Life/Health — 0.1%
Athene Holding, Ltd. Senior Notes 6.15% due 04/03/2030		87,000	86,833
Manulife Financial Corp. Sub. Notes 4.06% due 02/24/2032		134,000	129,227

			216,060

Insurance-Multi-line — 0.1%
Ageas Sub. Notes 3.25% due 07/02/2049	EUR	200,000	213,810

Insurance-Property/Casualty — 0.1%
Enstar Group, Ltd. Senior Notes 4.95% due 06/01/2029		236,000	222,270

Investment Companies — 0.1%
Huarong Finance II Co., Ltd. Company Guar. Notes 4.63% due 06/03/2026		200,000	203,097

36

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Machinery-Farming — 0.1%
CNH Industrial Finance Europe SA Company Guar. Notes 1.75% due 03/25/2027	EUR	250,000	$245,898

Medical-Drugs — 0.6%
Bausch Health Cos., Inc. Company Guar. Notes 5.00% due 01/30/2028*		423,000	400,454
Bausch Health Cos., Inc. Company Guar. Notes 6.13% due 04/15/2025*		440,000	433,400
Endo, Ltd./Endo Finance LLC/Endo Finco, Inc. Company Guar. Notes 6.00% due 02/01/2025*		350,000	238,000
GlaxoSmithKline Capital PLC FRS Company Guar. Notes 2.05% (3 ML+0.35%) due 05/14/2021		320,000	307,465
GlaxoSmithKline Capital PLC Company Guar. Notes 3.13% due 05/14/2021		145,000	146,988
Shire Acquisitions Investments Ireland DAC Company Guar. Notes 3.20% due 09/23/2026		246,000	248,849

			1,775,156

Metal-Copper — 0.1%
First Quantum Minerals, Ltd. Company Guar. Notes 6.50% due 03/01/2024*		200,000	166,000
First Quantum Minerals, Ltd. Company Guar. Notes 7.25% due 04/01/2023*		257,000	216,362

			382,362

Metal-Diversified — 0.2%
Chinalco Capital Holdings, Ltd. Company Guar. Notes 4.25% due 04/21/2022		250,000	242,544
Glencore Finance Europe, Ltd. Company Guar. Notes 1.50% due 10/15/2026	EUR	350,000	309,846

			552,390

Metal-Iron — 0.1%
Mineral Resources, Ltd. Senior Notes 8.13% due 05/01/2027*		400,000	374,748

Motion Pictures & Services — 0.1%
Banijay Entertainment SASU Senior Sec. Notes 5.38% due 03/01/2025*		400,000	366,000

Multimedia — 0.1%
Globo Comunicacao e Participacoes SA Senior Notes 4.88% due 01/22/2030*		200,000	170,900

Non-Hazardous Waste Disposal — 0.0%
Waste Connections, Inc. Senior Notes 2.60% due 02/01/2030		$129,000	$122,249

Oil Companies-Exploration & Production — 0.4%
MEG Energy Corp. Sec. Notes 6.50% due 01/15/2025*		385,000	243,513
MEG Energy Corp. Senior Notes 7.13% due 02/01/2027*		400,000	197,648
Saka Energi Indonesia PT Senior Notes 4.45% due 05/05/2024		425,000	310,242
Tullow Oil PLC Company Guar. Notes 6.25% due 04/15/2022		200,000	49,500
Wintershall Dea Finance B.V. Company Guar. Notes 1.33% due 09/25/2028	EUR	300,000	257,257

			1,058,160

Oil Companies-Integrated — 0.6%
BP Capital Markets PLC Company Guar. Notes 2.27% due 07/03/2026	GBP	200,000	241,290
BP Capital Markets PLC Company Guar. Notes 2.97% due 02/27/2026	EUR	125,000	147,647
BP Capital Markets PLC Company Guar. Notes 3.51% due 03/17/2025		345,000	357,608
Ecopetrol SA Senior Notes 5.88% due 05/28/2045		135,000	119,611
Pertamina Persero PT Senior Notes 6.50% due 05/27/2041		200,000	223,982
Petro-Canada Senior Notes 5.95% due 05/15/2035		56,000	51,566
Petroleos Mexicanos Company Guar. Notes 6.63% due 06/15/2035		350,000	239,890
Petroleos Mexicanos Company Guar. Notes 6.75% due 09/21/2047		300,000	195,420
Petroleos Mexicanos Company Guar. Notes 7.69% due 01/23/2050*		39,000	26,910
Total Capital International SA Company Guar. Notes 3.46% due 07/12/2049		66,000	67,279

			1,671,203

37

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)		Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Oil Refining & Marketing — 0.1%
Empresa Nacional del Petroleo Senior Notes 5.25% due 11/06/2029		$200,000	$197,052

Paper & Related Products — 0.1%
Cascades, Inc. Company Guar. Notes 5.75% due 07/15/2023*		384,000	371,520

Pastoral & Agricultural — 0.1%
JBS Investments GmbH Company Guar. Notes 6.25% due 02/05/2023		370,000	366,189

Petrochemicals — 0.1%
Equate Petrochemical BV Company Guar. Notes 4.25% due 11/03/2026		200,000	190,016

Real Estate Operations & Development — 0.1%
Aroundtown SA Senior Notes 1.45% due 07/09/2028	EUR	200,000	201,107

Retail-Petroleum Products — 0.1%
eG Global Finance PLC Senior Sec. Notes 6.75% due 02/07/2025*		433,000	355,060

Satellite Telecom — 0.3%
Telesat Canada/Telesat LLC Senior Sec. Notes 4.88% due 06/01/2027*		214,000	204,327
Telesat Canada/Telesat LLC Company Guar. Notes 6.50% due 10/15/2027*		680,000	652,800

			857,127

Security Services — 0.1%
GW B-CR Security Corp. Senior Notes 9.50% due 11/01/2027*		449,000	401,361

SupraNational Banks — 0.3%
African Development Bank Senior Notes 0.75% due 04/03/2023		169,000	169,003
European Bank for Reconstruction & Development Senior Notes 1.50% due 02/13/2025		236,000	245,483
International Bank for Reconstruction & Development Senior Notes 3.13% due 11/20/2025		125,000	141,129
International Finance Corp. Senior Notes 0.50% due 03/20/2023		265,000	263,802

			819,417

Telecom Services — 0.3%
Altice France Holding SA Company Guar. Notes 6.00% due 02/15/2028*		$630,000	$554,199
Optus Finance Pty, Ltd. Company Guar. Notes 1.00% due 06/20/2029	EUR	300,000	324,957

			879,156

Telephone-Integrated — 0.2%
Deutsche Telekom AG Senior Notes 1.75% due 12/09/2049	EUR	225,000	215,393
Deutsche Telekom AG Senior Notes 3.63% due 01/21/2050*		184,000	181,211
Telecom Italia Capital SA Company Guar. Notes 7.72% due 06/04/2038		81,000	85,634
Telefonica Emisiones SA Company Guar. Notes 5.45% due 10/08/2029	GBP	100,000	149,872

			632,110

Transport-Marine — 0.1%
PT Pelabuhan Indonesia II Senior Notes 4.25% due 05/05/2025*		300,000	293,250

Transport-Rail — 0.2%
Canadian National Railway Co. Senior Notes 2.85% due 12/15/2021		63,000	61,839
Canadian Pacific Railway Co. Company Guar. Notes 2.05% due 03/05/2030		36,000	33,467
Canadian Pacific Railway Co. Senior Notes 6.13% due 09/15/2115		121,000	160,745
Kazakhstan Temir Zholy Finance BV Company Guar. Notes 6.95% due 07/10/2042		300,000	309,000

			565,051

Total Foreign Corporate Bonds & Notes
(cost $45,924,451)			41,697,156

FOREIGN GOVERNMENT OBLIGATIONS — 9.2%
Central Bank — 0.2%
Central Bank of Tunisia Senior Notes 5.75% due 01/30/2025		630,000	500,459

Sovereign — 9.0%
Arab Republic of Egypt Senior Notes 6.88% due 04/30/2040		270,000	208,773
Arab Republic of Egypt Senior Notes 7.05% due 01/15/2032*		370,000	298,975

38

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign (continued)
Arab Republic of Egypt Senior Notes 7.60% due 03/01/2029	$1,050,000	$939,338
Arab Republic of Egypt Senior Notes 8.50% due 01/31/2047	350,000	285,874
Dominican Republic Senior Notes 5.88% due 01/30/2060*	400,000	335,000
Dominican Republic Senior Notes 6.60% due 01/28/2024	650,000	637,006
Dominican Republic Senior Bonds 6.85% due 01/27/2045	850,000	779,875
Emirate of Abu Dhabi Senior Notes 2.50% due 10/11/2022	400,000	401,200
Federal Republic of Nigeria Senior Notes 7.63% due 11/28/2047	200,000	132,340
Federal Republic of Nigeria Senior Notes 7.70% due 02/23/2038	370,000	248,713
Federative Republic of Brazil Senior Notes 4.75% due 01/14/2050	270,000	247,320
Federative Republic of Brazil Senior Notes 5.63% due 01/07/2041	400,000	410,000
Government of France Bonds 1.50% due 05/25/2050*	EUR 100,000	131,278
Government of Israel Senior Notes 3.88% due 07/03/2050	310,000	310,000
Government of Ukraine Senior Notes 7.75% due 09/01/2022	150,000	141,732
Government of Ukraine Senior Notes 7.75% due 09/01/2023	650,000	607,750
Government of Ukraine Senior Notes 7.75% due 09/01/2024	250,000	229,940
Government of Ukraine Senior Notes 7.75% due 09/01/2027	350,000	319,484
Government of Ukraine Senior Notes 9.75% due 11/01/2028	600,000	582,324
Kingdom of Bahrain Senior Bonds 5.63% due 09/30/2031*	470,000	387,769
Kingdom of Bahrain Senior Notes 7.00% due 10/12/2028	600,000	546,204

Sovereign (continued)
Kingdom of Bahrain Senior Notes 7.50% due 09/20/2047	$400,000	$324,680
Kingdom of Saudi Arabia Senior Notes 5.00% due 04/17/2049	280,000	302,257
Oriental Republic of Uruguay Senior Notes 4.98% due 04/20/2055	300,000	340,503
Oriental Republic of Uruguay Senior Notes 5.10% due 06/18/2050	300,000	339,378
Republic of Angola Senior Notes 8.00% due 11/26/2029	700,000	283,500
Republic of Angola Senior Notes 9.13% due 11/26/2049	700,000	273,804
Republic of Angola Senior Notes 9.50% due 11/12/2025	350,000	144,550
Republic of Armenia Senior Notes 3.95% due 09/26/2029	210,000	184,972
Republic of Chile Senior Notes 3.50% due 01/25/2050	300,000	309,750
Republic of Colombia Senior Notes 5.00% due 06/15/2045	230,000	235,750
Republic of Colombia Senior Notes 10.38% due 01/28/2033	320,000	450,803
Republic of Croatia Senior Notes 6.38% due 03/24/2021	300,000	307,452
Republic of Ecuador Senior Notes 10.75% due 01/31/2029	1,020,000	288,150
Republic of El Salvador Senior Notes 6.38% due 01/18/2027	360,000	315,000
Republic of El Salvador Senior Notes 7.65% due 06/15/2035	300,000	255,000
Republic of Ghana Senior Notes 8.95% due 03/26/2051	400,000	280,173
Republic of Ghana Bank Guar. Notes 10.75% due 10/14/2030	270,000	278,729
Republic of Guatemala Senior Notes 4.50% due 05/03/2026	500,000	485,000
Republic of Guatemala Senior Notes 4.88% due 02/13/2028	510,000	494,700

39

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Sovereign (continued)
Republic of Guatemala Senior Notes 4.90% due 06/01/2030*	$200,000	$191,500
Republic of Guatemala Senior Notes 4.90% due 06/01/2030	200,000	191,500
Republic of Honduras Senior Notes 6.25% due 01/19/2027	760,000	661,208
Republic of Hungary Senior Notes 7.63% due 03/29/2041	200,000	308,000
Republic of Indonesia Senior Notes 4.35% due 01/08/2027	200,000	206,544
Republic of Indonesia Senior Notes 7.75% due 01/17/2038	200,000	276,424
Republic of Indonesia Senior Notes 8.50% due 10/12/2035	200,000	286,611
Republic of Italy Senior Notes 4.00% due 10/17/2049	200,000	187,267
Republic of Ivory Coast Senior Notes 5.75% due 12/31/2032	1,547,550	1,388,539
Republic of Kenya Senior Notes 6.88% due 06/24/2024	300,000	284,746
Republic of Kenya Senior Notes 7.00% due 05/22/2027	370,000	340,400
Republic of Panama Senior Notes 3.87% due 07/23/2060	300,000	301,500
Republic of Panama Senior Notes 3.88% due 03/17/2028	250,000	267,503
Republic of Panama Senior Notes 4.50% due 04/01/2056	200,000	216,500
Republic of Panama Senior Notes 6.70% due 01/26/2036	470,000	601,605
Republic of Panama Senior Notes 7.13% due 01/29/2026	330,000	398,478
Republic of Paraguay Senior Notes 5.40% due 03/30/2050	300,000	300,003
Republic of Philippines Senior Notes 3.75% due 01/14/2029	200,000	221,275
Republic of Philippines Senior Notes 5.50% due 03/30/2026	250,000	284,036

Sovereign (continued)
Republic of Philippines Senior Notes 7.75% due 01/14/2031	$360,000	$508,321
Republic of Sri Lanka Senior Notes 5.75% due 04/18/2023	420,000	285,572
Republic of Sri Lanka Senior Notes 6.75% due 04/18/2028	400,000	232,041
Republic of Sri Lanka Senior Notes 7.55% due 03/28/2030*	1,050,000	577,537
Republic of Turkey Senior Notes 5.13% due 02/17/2028	500,000	418,720
Republic of Turkey Senior Notes 5.75% due 05/11/2047	800,000	588,000
Republic of Turkey Senior Notes 6.25% due 09/26/2022	300,000	292,128
Republic of Turkey Senior Notes 6.88% due 03/17/2036	530,000	467,474
State of Qatar Senior Notes 4.82% due 03/14/2049	590,000	694,911
State of Qatar Senior Notes 5.10% due 04/23/2048	200,000	242,508
Sultanate of Oman Senior Notes 6.00% due 08/01/2029	270,000	193,501
Sultanate of Oman Senior Notes 6.75% due 01/17/2048	750,000	495,000
United Mexican States Senior Notes 4.00% due 10/02/2023	300,000	306,000
United Mexican States Senior Notes 4.50% due 01/31/2050	320,000	316,323
United Mexican States Senior Bonds 4.75% due 03/08/2044	230,000	231,497

		26,838,218

Total Foreign Government Obligations
(cost $32,729,075)		27,338,677

U.S. GOVERNMENT AGENCIES — 30.4%
Federal Home Loan Bank — 0.4%
3.25% due 11/16/2028	1,000,000	1,181,945

Federal Home Loan Mtg. Corp. — 8.7%
2.50% due 01/01/2028	153,430	160,119
2.50% due 04/01/2028	47,623	49,700
2.50% due 03/01/2031	86,957	90,285
2.50% due 11/01/2032	638,698	667,363

40

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal Home Loan Mtg. Corp. (continued)
3.00% due 07/01/2045	$1,755,784	$1,857,071
3.00% due 10/01/2045	601,195	635,139
3.00% due 11/01/2046	2,519,559	2,658,010
3.00% due 08/01/2049	1,592,336	1,668,043
3.00% due 10/01/2049	866,879	908,468
3.00% due 01/01/2050	2,569,238	2,692,664
3.50% due 03/01/2042	248,471	266,614
3.50% due 04/01/2042	252,162	270,551
3.50% due 09/01/2043	207,990	223,211
3.50% due 07/01/2045	2,330,939	2,483,689
3.50% due 03/01/2046	921,633	981,393
3.50% due 11/01/2047	1,229,245	1,302,814
3.50% due 03/01/2048	3,228,560	3,445,954
3.50% due 08/01/2049	1,412,150	1,490,684
4.00% due 01/01/2046	249,589	270,190
4.00% due 12/01/2048	1,377,230	1,466,727
4.00% due 07/01/2049	462,531	497,482
4.50% due 03/01/2039	1,063,190	1,168,987
4.50% due 12/01/2039	4,831	5,299
5.00% due 02/01/2034	14,932	16,531
5.00% due 05/01/2034	21,665	24,029
5.00% due 11/01/2043	155,911	173,397
5.50% due 05/01/2037	33,311	37,586
6.00% due 03/01/2040	28,170	32,430
6.50% due 02/01/2035	6,138	7,104
Federal Home Loan Mtg. Corp. FRS 3.36% (6 ML+1.49%) due 02/01/2037	5,014	5,068
4.49% (12 ML+1.88%) due 11/01/2037	56,044	56,816
Federal Home Loan Mtg. Corp. REMIC FRS Series 3572, Class JS 6.10% (6.80%-1 ML) due 09/15/2039(3)(4)(5)	239,369	36,577
Federal Home Loan Mtg. Corp. REMIC Series 4740, Class BA 3.00% due 09/15/2045(3)	207,247	218,046

		25,868,041

Federal National Mtg. Assoc. — 20.0%
2.50% due 12/01/2026	316,523	328,501
2.50% due 08/01/2031	1,473,608	1,529,831
2.50% due 02/01/2032	586,308	609,640
3.00% due 10/01/2027	138,558	145,181
3.00% due 03/01/2030	871,539	918,661
3.00% due 10/01/2030	138,373	145,285
3.00% due 02/01/2033	1,394,552	1,466,116
3.00% due 07/01/2034	982,787	1,028,034
3.00% due 11/01/2039	728,406	768,760
3.00% due 12/01/2042	93,204	98,522
3.00% due 08/01/2046	3,400,979	3,591,492
3.00% due 04/01/2047	1,718,563	1,813,078
3.00% due 04/01/2048	2,715,812	2,847,281
3.00% due 09/01/2048	1,897,176	1,999,095
3.50% due 08/01/2026	51,698	54,430
3.50% due 08/01/2027	28,813	30,309
3.50% due 10/01/2028	21,970	23,276

Federal National Mtg. Assoc. (continued)
3.50% due 03/01/2033	$1,300,883	$1,370,511
3.50% due 08/01/2033	631,265	663,362
3.50% due 02/01/2043	96,501	104,137
3.50% due 10/01/2045	214,482	229,646
3.50% due 11/01/2045	158,668	168,976
3.50% due 03/01/2046	1,971,855	2,093,751
3.50% due 07/01/2046	117,330	125,205
3.50% due 12/01/2047	6,802,794	7,226,202
3.50% due 04/01/2048	1,258,470	1,338,598
3.50% due 05/01/2049	1,289,190	1,360,122
3.50% due 08/01/2049	2,531,420	2,669,687
4.00% due 11/01/2025	71,448	75,160
4.00% due 03/01/2039	1,143,576	1,231,260
4.00% due 02/01/2045	1,194,311	1,298,492
4.00% due 05/01/2047	463,357	497,038
4.00% due 07/01/2047	1,991,139	2,136,492
4.00% due 08/01/2047	2,176,490	2,318,026
4.00% due 06/01/2048	785,359	844,153
4.00% due 07/01/2048	1,019,807	1,085,927
4.00% due 09/01/2048	763,831	818,509
4.00% due 10/01/2048	3,673,450	3,922,151
4.00% due 12/01/2048	624,850	665,322
4.00% due 01/01/2049	1,411,504	1,504,359
4.00% due 03/01/2049	447,436	476,364
4.50% due 11/01/2022	4,799	5,003
4.50% due 06/01/2023	6,308	6,612
4.50% due 08/01/2045	1,341,971	1,486,911
4.50% due 06/01/2048	231,513	248,877
4.50% due 10/01/2048	61,071	65,652
4.50% due 11/01/2048	1,261,462	1,358,093
4.50% due 12/01/2048	1,686,102	1,812,782
4.50% due 03/01/2049	1,569,777	1,687,139
5.00% due 01/01/2023	2,957	3,104
5.00% due 03/01/2034	13,943	15,435
5.00% due 05/01/2035	7,986	8,863
5.00% due 05/01/2040	56,250	62,343
5.50% due 06/01/2038	17,727	20,083
6.00% due 02/01/2032	4,145	4,589
6.00% due 05/01/2034	1,155	1,329
6.00% due 10/01/2034	16,419	18,203
7.50% due 01/01/2030	872	887
8.00% due 11/01/2028	1,816	2,011
Federal National Mtg. Assoc. FRS 3.53% (6 ML+1.54%) due 09/01/2035	42,314	42,910
3.79% (12 ML+1.77%) due 05/01/2040	46,948	47,766
3.79% (12 ML+1.83%) due 10/01/2040	22,394	22,854
3.95% (12 ML+1.57%) due 05/01/2037	11,145	11,198
4.07% (12 ML+1.82%) due 10/01/2040	11,851	12,095
4.24% (12 ML+1.67%) due 07/01/2039	37,419	37,713
4.35% (1 Yr USTYCR+2.22%) due 10/01/2035	33,879	34,166

41

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

U.S. GOVERNMENT AGENCIES (continued)
Federal National Mtg. Assoc. (continued)
4.49% (12 ML+1.91%) due 08/01/2035	$36,098	$36,694
4.65% (1 Yr USTYCR+2.26%) due 11/01/2036	18,827	18,996
Federal National Mtg. Assoc. REMIC
Series 2018-27, Class EA 3.00% due 05/25/2048(3)	326,462	350,716
Series 2018-35, Class CD 3.00% due 05/25/2048(3)	337,313	353,792

		59,397,758

Government National Mtg. Assoc. — 1.3%
3.00% due 05/20/2046	1,781,046	1,911,185
4.50% due 10/20/2045	1,103,532	1,204,455
4.50% due 04/20/2047	636,843	688,914

		3,804,554

Total U.S. Government Agencies
(cost $86,624,429)		90,252,298

U.S. GOVERNMENT TREASURIES — 1.0%
United States Treasury Bills — 0.1%
2.32% due 04/23/2020	385,000	384,992

United States Treasury Bonds — 0.5%
2.88% due 05/15/2049	1,100,000	1,500,942

United States Treasury Notes — 0.4%
1.63% due 08/15/2029	1,000,000	1,085,352
2.50% due 01/31/2024	250,000	270,693

		1,356,045

Total U.S. Government Treasuries
(cost $2,891,121)		3,241,979

LOANS(6)(7)(8) — 4.7%
Aerospace/Defense-Equipment — 0.0%
WP CPP Holdings LLC FRS BTL-B1 5.53% (3 ML+3.75%) due 04/30/2025	123,700	92,775

Applications Software — 0.1%
Project Boost Purchaser LLC FRS BTL-B coupon TBD due 06/01/2026	93,764	75,949
Project Boost Purchaser LLC FRS BTL-B 4.49% (1 ML+3.50%) due 06/01/2026	73,090	59,202
VS Buyer LLC FRS BTL 4.86% (3 ML+3.25%) due 02/28/2027	15,322	14,633

		149,784

Athletic Equipment — 0.0%
Varsity Brands Holding Co., Inc. FRS 1st Lien 4.50% (1 ML+3.50%) due 12/15/2024	144,889	112,289

Auction Houses/Art Dealers — 0.0%
Sotheby’s FRS BTL-B 6.50% (1 ML+5.50%) due 01/15/2027	$90,479	$70,121

Auto Repair Centers — 0.1%
Mavis Tire Express Services Corp. FRS 1st Lien 4.70% (3 ML+3.25%) due 03/20/2025	140,354	108,072
Wand NewCo. 3, Inc. FRS BTL 4.07% (6 ML+3.00%) due 02/05/2026	102,264	92,038

		200,110

Auto/Truck Parts & Equipment-Original — 0.1%
TI Group Automotive Systems LLC FRS BTL-B 3.49% (1 ML+2.50%) due 06/30/2022	165,000	148,500

Broadcast Services/Program — 0.0%
NEP Group, Inc. FRS BTL 4.70% (3 ML+3.25%) due 10/20/2025	138,250	84,333

Building & Construction-Misc. — 0.0%
Verra Mobility Corp. FRS BTL 4.24% (1 ML+3.25%) due 02/28/2025	130,185	115,865

Building Products-Air & Heating — 0.0%
API Heat Transfer ThermaSys Corp. FRS 1st Lien 7.45% (3 ML+6.00%) due 12/31/2023†(9)(10)	158,572	103,548

Building Products-Doors & Windows — 0.0%
CHI Doors Holdings Corp. FRS 1st Lien 4.17% (1 ML+3.25%) due 07/29/2022	137,103	117,223

Building-Heavy Construction — 0.0%
USIC Holdings, Inc. FRS BTL 4.25% (1 ML+3.25%) due 12/08/2023	106,204	88,415

Cable/Satellite TV — 0.1%
CSC Holdings LLC FRS BTL-B 2.86% (1 ML+2.25%) due 07/17/2025	205,728	197,499
CSC Holdings LLC FRS BTL-B5 3.11% (1 ML+2.50%) due 04/15/2027	152,070	144,973

		342,472

42

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

LOANS(6)(7)(8) (continued)
Casino Hotels — 0.1%
Caesars Resort Collection LLC FRS BTL-B 3.74% (1 ML+2.75%) due 12/23/2024	$205,061	$164,782
CityCenter Holdings LLC FRS BTL-B 3.24% (1 ML+2.25%) due 04/18/2024	139,211	121,113

		285,895

Casino Services — 0.1%
Stars Group Holdings FRS BTL 4.95% (3 ML+3.50%) due 07/10/2025	146,071	138,159

Cellular Telecom — 0.1%
Altice France SA FRS BTL-B13 4.70% (1 ML+4.00%) due 08/14/2026	172,813	161,004
Numericable Group SA FRS BTL-B 4.39% (1 ML+3.69%) due 01/31/2026	37,807	35,160
Sprint Communications, Inc. FRS BTL-B 4.00% (1 ML+3.00%) due 02/02/2024	136,129	133,973

		330,137

Chemicals-Diversified — 0.1%
Hexion, Inc. FRS BTL 5.41% (3 ML+3.50%) due 07/01/2026	139,942	117,551

Chemicals-Specialty — 0.1%
Diamond BC BV FRS BTL 4.78% (3 ML+3.00%) due 09/06/2024	154,512	115,884
Starfruit US HoldCo. LLC FRS BTL-B coupon TBD due 10/01/2025	50,000	45,000
Starfruit US HoldCo. LLC FRS BTL-B 3.86% (1 ML+3.00%) due 10/01/2025	135,533	121,980

		282,864

Commercial Services-Finance — 0.1%
Financial & Risk US Holdings, Inc. FRS BTL 4.24% (1 ML+3.25%) due 10/01/2025	135,941	130,050
MoneyGram International, Inc. FRS BTL 6.99% (1 ML+6.00%) due 06/30/2023	110,056	86,394

Commercial Services-Finance (continued)
MPH Acquisition Holdings LLC FRS BTL-B 4.20% (3 ML+2.75%) due 06/07/2023	$111,027	$99,370

		315,814

Computer Data Security — 0.1%
McAfee LLC FRS BTL-B1 4.69% (1 ML+3.75%) due 09/30/2024	133,308	122,866

Computer Graphics — 0.1%
Corel, Inc. FRS BTL 6.61% (3 ML+5.00%) due 07/02/2026	146,750	128,039

Computer Services — 0.1%
Tempo Acquisition LLC FRS BTL-B 3.74% (1 ML+2.75%) due 05/01/2024	136,249	120,580

Computer Software — 0.1%
Camelot Finance SA FRS BTL-B 4.24% (1 ML+3.25%) due 10/31/2026	101,894	90,558
Rackspace Hosting, Inc. FRS 1st Lien 4.76% (3 ML+3.00%) due 11/03/2023	151,546	135,633
Vertafore, Inc. FRS 1st Lein 4.24% (1 ML+3.25%) due 07/02/2025	69,125	61,089
Vertafore, Inc. FRS 2nd Lien 8.24% (1 ML+7.25%) due 07/02/2026	72,934	62,723

		350,003

Consulting Services — 0.1%
AlixPartners LLP FRS BTL 3.50% (1 ML+2.50%) due 04/04/2024	137,232	129,226

Containers-Metal/Glass — 0.1%
BWAY Corp. FRS BTL coupon TBD due 04/03/2024	49,872	40,521
BWAY Corp. FRS BTL 5.08% (3 ML+3.25%) due 04/03/2024	139,210	113,108

		153,629

Containers-Paper/Plastic — 0.1%
Charter NEX US, Inc. FRS 1st Lien 4.00% (1 ML+3.00%) due 05/16/2024	97,574	82,694

43

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

LOANS(6)(7)(8) (continued)
Containers-Paper/Plastic (continued)
Patriot Container Corp. FRS 1st Lein 4.49% (1 ML+3.50%) due 03/20/2025	$108,802	$94,658

		177,352

Cosmetics & Toiletries — 0.1%
Sunshine Luxembourg VII SARL FRS BTL 5.32% (3 ML+4.25%) due 10/01/2026	140,921	127,534

Data Processing/Management — 0.1%
CCC Information Services, Inc. FRS 1st Lien 3.75% (1 ML+2.75%) due 04/29/2024	137,236	124,493

Diagnostic Equipment — 0.0%
Immucor, Inc. FRS BTL-B3 6.45% (3 ML+5.00%) due 06/15/2021	108,721	94,043

Direct Marketing — 0.1%
Terrier Media Buyer, Inc. FRS BTL-B coupon TBD due 12/17/2026	73,815	62,927
Terrier Media Buyer, Inc. FRS BTL-B 5.70% (3 ML+4.25%) due 12/17/2026	142,721	121,670

		184,597

Distribution/Wholesale — 0.1%
Fastlane Parent Co., Inc. FRS 1st Lien 5.49% (1 ML+4.50%) due 02/04/2026	106,195	88,142
Univar USA, Inc. FRS BTL-B3 3.70% (3 ML+2.25%) due 07/01/2024	122,290	112,507

		200,649

Diversified Operations — 0.1%
Travelport Finance Luxembourg SARL FRS BTL 6.07% (3 ML+5.00%) due 05/29/2026	200,916	129,926

E-Commerce/Services — 0.0%
RentPath LLC FRS 2nd Lien 10.61% (3 ML+9.00%) due 12/17/2022†(9)(10)(12)(18)	1,062,906	97,787

Electronic Components-Misc. — 0.0%
AI Ladder Luxembourg Subco SARL FRS BTL 4.00% (3 ML+4.50%) due 07/09/2025	133,895	109,793

Electronic Components-Semiconductors — 0.0%
Bright Bidco BV FRS BTL-B 4.57% (6 ML+3.50%) due 06/30/2024	$178,362	$59,573
Bright Bidco BV FRS BTL-B 4.95% (3 ML+3.50%) due 06/30/2024	459	153

		59,726

Enterprise Software/Service — 0.4%
Applied Systems, Inc. FRS 1st Lein 4.70% (3 ML+3.25%) due 09/19/2024	133,329	121,043
Dcert Buyer, Inc. FRS BTL-B 4.99% (1 ML+4.00%) due 10/16/2026	105,596	93,629
Epicor Software Corp. FRS 1st Lien 4.25% (1 ML+3.25%) due 06/01/2022	133,651	121,622
Finastra USA, Inc. FRS BTL-B 5.28% (3 ML+3.50%) due 06/13/2024	143,069	122,145
Greeneden US Holdings II LLC FRS BTL 4.24% (1 ML+3.25%) due 12/01/2023	138,233	123,027
Kronos, Inc. FRS 1st Lien 4.76% (3 ML+3.00%) due 11/01/2023	139,599	127,646
MYOB US Borrower LLC FRS BTL 4.99% (1 ML+4.00%) due 05/06/2026	103,323	90,924
Sophia LP FRS BTL-B 4.70% (3 ML+3.25%) due 09/30/2022	128,783	121,485
Ultimate Software Group, Inc. FRS 1st Lien 4.74% (1 ML+3.75%) due 05/04/2026	102,994	96,043

		1,017,564

Finance-Credit Card — 0.0%
Pi US Mergerco, Inc. FRS BTL 4.70% (3 ML+3.25%) due 01/03/2025	136,242	113,762

44

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

LOANS(6)(7)(8) (continued)
Finance-Investment Banker/Broker — 0.1%
Deerfield Dakota Holding LLC FRS BTL-B coupon TBD due 03/05/2027	$69,068	$58,017
Deerfield Dakota Holding LLC FRS BTL-B 4.25% (1 ML+3.25%) due 02/13/2025	137,553	134,802

		192,819

Food-Misc./Diversified — 0.0%
Froneri US, Inc. FRS BTL 3.24% (1 ML+2.25%) due 01/29/2027	121,592	115,208

Gambling (Non-Hotel) — 0.1%
Mohegan Tribal Gaming Authority FRS BTL-B 5.38% (1 ML+4.38%) due 10/13/2023	151,070	112,396
Scientific Games International, Inc. FRS BTL-B5 3.74% (1 ML+2.75%) due 08/14/2024	27,750	22,269
Scientific Games International, Inc. FRS BTL-B5 4.37% (2 ML+2.75%) due 08/14/2024	114,159	91,613

		226,278

Human Resources — 0.0%
Creative Artists Agency LLC FRS BTL-B 4.74% (1 ML+3.75%) due 11/27/2026	105,950	92,707

Insurance Brokers — 0.1%
Alliant Holdings Intermediate LLC FRS BTL-B1 3.99% (1 ML+3.00%) due 05/09/2025	138,241	126,721
HUB International, Ltd. FRS BTL-B 4.39% (2 ML+2.75%) due 04/25/2025	6,320	5,885
HUB International, Ltd. FRS BTL-B 4.55% (2 ML+2.75%) due 04/25/2025	132,859	123,723

		256,329

Insurance-Property/Casualty — 0.1%
Asurion LLC FRS BTL-B6 3.99% (1 ML+3.00%) due 11/03/2023	139,803	132,813

Insurance-Property/Casualty (continued)
Asurion LLC FRS 2nd Lien 7.49% (1 ML+6.50%) due 08/04/2025	$7,101	$6,532
Sedgwick Claims Management Services, Inc. FRS BTL 4.24% (1 ML+3.25%) due 12/31/2025	184,037	160,419

		299,764

Internet Content-Information/News — 0.0%
Pug LLC FRS BTL 4.49% (1 ML+3.50%) due 01/29/2027	108,745	92,434

Internet Financial Services — 0.0%
ION Trading Finance, Ltd. FRS BTL 5.07% (3 ML+4.00%) due 11/21/2024	142,368	106,776

Investment Management/Advisor Services — 0.0%
Advisor Group, Inc. FRS BTL-B 5.99% (1 ML+5.00%) due 07/31/2026	145,635	108,498

Machinery-Electrical — 0.0%
Brookfield WEC Holdings, Inc. FRS BTL 3.99% (1 ML+3.00%) due 08/01/2025	101,713	95,610

Machinery-General Industrial — 0.0%
Shape Technologies Group, Inc. FRS BTL 4.81% (3 ML+3.00%) due 04/21/2025	120,233	84,163

Machinery-Pumps — 0.0%
STS Operating, Inc. FRS BTL 5.25% (1 ML+4.25%) due 12/11/2024	137,065	109,652

Medical Labs & Testing Services — 0.1%
Envision Healthcare Corp. FRS 1st Lien coupon TBD due 10/10/2025	89,773	45,335
Envision Healthcare Corp. FRS 1st Lien 4.74% (1 ML+3.75%) due 10/10/2025	172,563	87,145
Jaguar Holding Co. II FRS BTL 3.50% (1 ML+2.50%) due 08/18/2022	140,891	134,257
Sound Inpatient Physicians, Inc. FRS 1st Lien 3.74% (1 ML+2.75%) due 06/27/2025	148,140	129,992

		396,729

45

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

LOANS(6)(7)(8) (continued)
Medical-Drugs — 0.1%
Akorn, Inc. FRS BTL-B 11.63% (1 ML+9.25%) due 04/16/2021(15)	$114,241	$86,823
Alphabet Holding Co., Inc. FRS 1st Lien 4.49% (1 ML+3.50%) due 09/26/2024	145,256	115,479
Bausch Health Americas, Inc. FRS BTL 3.36% (1 ML+2.75%) due 11/27/2025	88,186	83,336

		285,638

Medical-Generic Drugs — 0.1%
Amneal Pharmaceuticals LLC FRS BTL-B 4.50% (1 ML+3.50%) due 05/04/2025	188,998	162,065

Medical-Hospitals — 0.0%
RegionalCare Hospital Partners Holdings, Inc. FRS BTL-B 4.74% (1 ML+3.75%) due 11/17/2025	110,231	102,239

Metal Processors & Fabrication — 0.1%
Crosby US Acquisition Corp. FRS BTL-B 5.75% (1 ML+4.75%) due 06/26/2026	104,313	81,538
Form Technologies LLC FRS BTL 4.70% (3 ML+3.25%) due 01/28/2022	138,182	89,818
Hampton Rubber Company FRS 1st Lien 5.07% (3 ML+4.00%) due 03/27/2021	140,136	109,307
Hampton Rubber Company FRS 1st Lien 5.26% (2 ML+4.00%) due 03/27/2021	372	290

		280,953

Miscellaneous Manufacturing — 0.0%
Excelitas Technologies Corp. FRS 2nd Lien 9.41% (3 ML+7.50%) due 12/01/2025	105,000	79,975

Multimedia — 0.0%
EW Scripps Co. FRS BTL-B2 3.49% (1 ML+2.50%) due 05/01/2026	103,098	95,366

Non-Hazardous Waste Disposal — 0.0%
GFL Environmental, Inc. FRS BTL 4.00% (1 ML+3.00%) due 05/30/2025	$112,080	$108,297

Oil Companies-Exploration & Production — 0.0%
Osum Production Corp. FRS BTL 8.95% (3 ML+7.50%) due 07/31/2022	121,815	90,143

Pharmacy Services — 0.1%
Change Healthcare Holdings LLC FRS BTL 3.50% (1 ML+2.50%) due 03/01/2024	101,156	91,715
HC Group Holdings II, Inc. FRS BTL-B 5.49% (1 ML+4.50%) due 08/06/2026	140,422	117,954

		209,669

Pipelines — 0.2%
Blackstone CQP Holdco LP FRS BTL-B 4.62% (3 ML+3.50%) due 09/30/2024	193,732	154,016
Hercules Merger Sub LLC FRS BTL-B 4.27% (1 ML+2.75%) due 11/01/2026	189,714	174,063
Lucid Energy Group II Borrower LLC FRS 1st Lien 3.99% (1 ML+3.00%) due 02/17/2025	199,999	108,666
Medallion Midland Acquisition LLC FRS BTL 4.25% (1 ML+3.25%) due 10/30/2024	134,727	74,100

		510,845

Protection/Safety — 0.0%
Prime Security Services Borrower, LLC FRS BTL-B1 4.61% (1 ML+3.25%) due 09/23/2026	120,332	107,698

Publishing-Periodicals — 0.1%
Meredith Corp. FRS BTL-B2 3.49% (1 ML+2.50%) due 01/31/2025	114,161	101,889
Nielsen Finance LLC FRS BTL-B4 3.01% (1 ML+2.00%) due 10/04/2023	140,913	129,875

		231,764

46

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount(16)	Value (Note 2)

LOANS(6)(7)(8) (continued)
Quarrying — 0.0%
US Silica Co. FRS BTL-B 5.00% (1 ML+4.00%) due 05/01/2025	$150,419	$70,321

Real Estate Management/Services — 0.1%
Cushman & Wakefield FRS BTL 3.74% (1 ML+2.75%) due 08/21/2025	137,482	122,359

Research & Development — 0.0%
PAREXEL International Corp. FRS BTL 3.74% (1 ML+2.75%) due 09/27/2024	128,744	108,789

Resorts/Theme Parks — 0.1%
Merlin Entertainments PLC FRS Delayed Draw 4.32% (6 ML+3.25%) due 11/04/2026	8,066	6,453
Merlin Entertainments PLC FRS BTL-B 4.70% (3 ML+3.25%) due 11/13/2026	20	16
Merlin Entertainments PLC FRS BTL-B 4.21% (3 ML+3.25%) due 11/13/2026	154	127
Merlin Entertainments PLC FRS BTL-B 4.21% (6 ML+3.25%) due 11/13/2026	61,373	50,556
SeaWorld Parks & Entertainment, Inc. FRS BTL-B5 3.99% (1 ML+3.00%) due 03/31/2024	209,986	172,538

		229,690

Retail-Petroleum Products — 0.0%
EG America LLC FRS BTL 5.07% (6 ML+4.00%) due 02/07/2025	136,520	97,612

Retail-Restaurants — 0.1%
IRB Holding Corp. FRS BTL-B 3.75% (1 ML+2.75%) due 02/05/2025	138,237	106,442
Whatabrands LLC FRS BTL-B coupon TBD due 08/02/2026	46,324	42,154
Wok Holdings, Inc. FRS BTL 8.17% (6 ML+6.25%) due 03/01/2026	110,165	46,270

		194,866

Retail-Sporting Goods — 0.0%
Bass Pro Group LLC FRS BTL 5.99% (1 ML+5.00%) due 09/25/2024	$133,727	$112,330

Rubber/Plastic Products — 0.0%
Gates Global LLC FRS BTL-B2 3.75% (1 ML+2.75%) due 04/01/2024	104,198	92,216

Satellite Telecom — 0.1%
Intelsat Jackson Holdings SA FRS BTL-B3 5.68% (6 ML+3.75%) due 11/27/2023	184,000	167,900
Iridium Satellite LLC FRS BTL-B 4.75% (1 ML+3.75%) due 11/04/2026	119,498	112,328

		280,228

Software Tools — 0.0%
RP Crown Parent LLC FRS BTL 3.75% (1 ML+2.75%) due 10/12/2023	105,185	99,925

Telecom Services — 0.0%
West Corp. FRS BTL-B1 4.95% (3 ML+3.50%) due 10/10/2024	117,565	86,880

Telecommunication Equipment — 0.0%
CommScope, Inc. FRS BTL-B 4.24% (1 ML+3.25%) due 04/06/2026	105,037	98,735

Telephone-Integrated — 0.1%
CenturyLink, Inc. FRS BTL-B 3.24% (1 ML+2.25%) due 03/15/2027	115,007	104,729
Front Range BidCo., Inc. FRS BTL coupon TBD due 03/09/2027	99,000	91,575
Front Range BidCo., Inc. FRS BTL 3.99% (1 ML+3.00%) due 03/09/2027	76,845	71,082
Level 3 Financing, Inc. FRS BTL-B 2.74% (1 ML+1.75%) due 03/01/2027	91,079	84,703

		352,089

Television — 0.1%
Ion Media Networks, Inc. FRS BTL-B1 4.00% (1 ML+3.00%) due 12/18/2024	140,173	125,455

47

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Shares/ Principal Amount(16)		Value (Note 2)

LOANS(6)(7)(8) (continued)
Theaters — 0.2%
AMC Entertainment Holdings, Inc. FRS BTL-B 4.08% (1 ML+3.00%) due 04/22/2026		$136,000	$100,074
Cineworld, Ltd. FRS BTL coupon TBD due 02/28/2025		51,841	33,593
Cineworld, Ltd. FRS BTL 3.32% (6 ML+2.25%) due 02/28/2025		139,543	90,424
William Morris Endeavor Entertainment LLC FRS BTL-B1 3.74% (1 ML+2.75%) due 05/18/2025		300,438	236,345
William Morris Endeavor Entertainment LLC FRS BTL-B1 4.37% (3 ML+2.75%) due 05/18/2025		268,147	210,942

			671,378

Transactional Software — 0.0%
Solera LLC FRS BTL-B 4.36% (3 ML+2.75%) due 03/03/2023		123,678	114,557

Transport-Truck — 0.1%
Pods LLC FRS 1st Lien 3.75% (1 ML+2.75%) due 12/06/2024		150,024	129,396

Total Loans
(cost $17,529,256)			13,965,869

COMMON STOCKS — 0.2%
Building Products-Air & Heating — 0.1%
API Heat Transfer, Inc.†(9)(10)		171,230	133,560

Television — 0.1%
ION Media Networks, Inc.(9)(10)		655	384,715

Total Common Stocks
(cost $56,512)			518,275

PREFERRED SECURITIES — 0.1%
Building Products-Air & Heating — 0.0%
API Heat Transfer, Inc. Class A 8.63%†(9)(10)		36,495	27,006

Electric-Distribution — 0.1%
Entergy Louisiana LLC 4.70%		5,200	128,700

Sovereign Agency — 0.0%
Federal Home Loan Mtg. Corp. Series Z 8.38%†		5,875	35,779

Total Preferred Securities
(cost $257,205)			191,485

PREFERRED SECURITIES/CAPITAL SECURITIES — 1.7%
Banks-Money Center — 0.2%
BBVA Bancomer SA 5.13% due 01/18/2033*		$201,000	$166,428
National Westminster Bank PLC FRS 1.77% (3 ME + 2.15%) due 07/05/2020(11)	EUR	300,000	287,857

			454,285

Banks-Super Regional — 0.0%
Wells Fargo & Co. 5.95% due 12/01/2086		115,000	144,326

Building & Construction-Misc. — 0.1%
China Minmetals Corp. 3.75% due 11/13/2022(11)		335,000	324,931

Diversified Banking Institutions — 0.2%
Banco Santander SA 6.25% due 09/11/2021(11)	EUR	100,000	98,832
JPMorgan Chase & Co. Series U 6.13% due 04/30/2024(11)		193,000	183,350
Lloyds Banking Group PLC 5.13% due 12/27/2024(11)	GBP	200,000	184,949

			467,131

Diversified Minerals — 0.0%
BHP Billiton Finance, Ltd. 5.63% due 10/22/2079	EUR	100,000	116,356

Electric-Distribution — 0.1%
National Rural Utilities Cooperative Finance Corp. 4.75% due 04/30/2043		305,000	303,695

Electric-Generation — 0.1%
Electricite de France SA 5.00% due 01/22/2026(11)	EUR	300,000	335,402

Electric-Integrated — 0.0%
Dominion Resources, Inc. 5.75% due 10/01/2054		103,000	90,133

Food-Dairy Products — 0.1%
Land O’Lakes Capital Trust I 7.45% due 03/15/2028*		367,000	367,000

Insurance-Life/Health — 0.2%
Credit Agricole Assurances SA 2.63% due 01/29/2048	EUR	300,000	296,956
Prudential Financial, Inc. 5.70% due 09/15/2048		283,000	261,775

			558,731

Insurance-Multi-line — 0.1%
Allianz SE 4.75% due 10/24/2023(11)	EUR	300,000	353,203
Voya Financial, Inc. 4.70% due 01/23/2048		103,000	84,460

			437,663

48

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Shares/ Principal Amount(16)		Value (Note 2)

PREFERRED SECURITIES/CAPITAL SECURITIES (continued)
Insurance-Mutual — 0.1%
Liberty Mutual Group, Inc. 3.63% due 05/23/2059	EUR	250,000	$243,276

Pipelines — 0.0%
EnLink Midstream Partners LP 6.00% due 12/15/2022(11)		74,000	13,320
Enterprise Products Operating LLC 5.25% due 08/16/2077		65,000	44,525

			57,845

Real Estate Investment Trusts — 0.1%
Unibail-Rodamco-Westfield SE 2.13% due 07/25/2023(11)	EUR	400,000	388,220

Real Estate Operations & Development — 0.1%
Aroundtown SA 2.88% due 01/12/2025(11)	EUR	275,000	256,511

Telephone-Integrated — 0.1%
AT&T, Inc. 2.88% due 03/02/2025(11)	EUR	200,000	197,384

Tools-Hand Held — 0.1%
Stanley Black & Decker, Inc. 4.00% due 03/15/2060		203,000	192,365

Transport-Rail — 0.1%
CRCC Chengan, Ltd. 3.97% due 06/27/2024(11)		200,000	198,717

Total Preferred Securities/Capital Securities
(cost $5,739,537)			5,133,971

ESCROWS AND LITIGATION TRUSTS — 0.0%
Hellas Telecommunications Luxembourg II SCA Sub. Notes 8.46% due 01/15/2015*†(9)(12)(13)		1,330,000	0
Lehman Brothers Holdings Capital Trust VII Escrow Security 0.00%†(9)		222,000	22
Lehman Brothers Holdings, Inc. Escrow Notes 6.75% due 12/28/2017†(9)		280,000	28
Lehman Brothers Holdings, Inc. Escrow Notes 7.50% due 05/11/2038†(9)		361,000	36
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/2007†(9)(12)(13)		100,000	0
Waterford Gaming LLC/Waterford Gaming Financial Corp. Escrow Notes 8.63% due 09/15/2014*†(9)		459,551	3,033

Total Escrows and Litigation Trusts
(cost $1,913,126)			3,119

Total Long-Term Investment Securities
(cost $303,426,622)			284,433,628

SHORT-TERM INVESTMENT SECURITIES — 4.1%
Registered Investment Companies — 4.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.32%(14)
(cost $12,019,946)		12,019,946	$12,019,946

TOTAL INVESTMENTS
(cost $315,446,568)(17)		99.8%	296,453,574
Other assets less liabilities		0.2	321,231

NET ASSETS		100.0%	$296,774,805

*

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2020, the aggregate value of these securities was $59,238,599 representing 20.0% of net assets.

†	Non-income producing security
(1)	Commercial Mortgage Backed Security
(2)

Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(3)	Collateralized Mortgage Obligation
(4)	Interest Only
(5)	Inverse Floating Rate Security that pays interest that varies inversely to changes in the market interest rates. The interest rate shown is the current interest rate at March 31, 2020.
(6)

Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(7)

The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

(8)	All loans in the Fund were purchased through assignment agreements unless otherwise indicated.
(9)	Securities classified as Level 3 (See Note 2).
(10)

Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded

49

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2020, the Fund held the following restricted securities:

Description	Acquisition Date	Principal Amount/ Shares	Acquisition Cost	Value	Value per Principal amount/ Share	% of Net Assets
Loans

API Heat Transfer, Inc.	12/31/2018	$158,572	$158,572	$103,548	$65.30	0.03%
RentPath LLC	06/21/2017	1,062,906	1,045,868	97,787	9.20	0.03%
Common Stocks

API Heat Transfer, Inc.	12/31/2018	171,230	56,506	133,560	0.78	0.05%
ION Media Networks, Inc.	12/16/2016	655	6	384,715	587.35	0.13%
Preferred Securities

API Heat Transfer, Inc. Class A	12/31/2018	36,495	36,495	27,006	0.74	0.01%

				$746,616		0.25%

(11)	Perpetual maturity—maturity date reflects the next call date.
(12)	Company has filed for bankruptcy protection.
(13)	Security in default of interest and principal at maturity.
(14)	The rate shown is the 7-day yield as of March 31, 2020.
(15)

PIK (“Payment in Kind”) security – Income may be paid in additional securities or cash at the discretion of the issuer. The security is current paying interest in cash at 10.88%. The security is also currently paying interest in the form of additional loans at 0.75%.

(16)	Denominated in United States dollars unless otherwise indicated.
(17)	See Note 5 for cost of investments on a tax basis.
(18)	Security in default of interest.
BTL —	Bank Term Loan
REMIC —	Real Estate Mortgage Investment Conduit
TBD —

Senior loan purchased on a when issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to the settlement.

ULC —	Unlimited Liability Corp.
FRS —	Floating Rate Security
VRS —	Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at March 31, 2020 and unless noted otherwise, the dates shown are the original maturity dates.

Currency Legend

EUR — Euro	Currency
GBP — British	Pound

Index Legend

3 ME — 3 Month Euribor

1 ML — 1 Month USD LIBOR

3 ML — 3 Month USD LIBOR

6 ML — 6 Month USD LIBOR

12 ML — 12 Month USD LIBOR

1 Yr USTYCR — 1 Year US Treasury Yield Curve Rate

Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
JPMorgan Chase Bank N.A.	EUR	9,558,770	USD	10,593,020	05/14/2020	$33,574	$—
	EUR	7,860,000	USD	8,770,214	06/11/2020	78,138	—
	GBP	2,130,000	USD	2,727,649	06/11/2020	78,642	—
	USD	3,323,780	EUR	3,005,625	06/11/2020	27	—
	USD	745,155	GBP	599,545	06/11/2020	478	—

Net Unrealized Appreciation/(Depreciation)						$190,859	$—

EUR — Euro Currency

GBP — British Pound

USD — United States Dollar

50

AIG Strategic Bond Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Asset Backed Securities	$—	$7,464,140	$—	$7,464,140
U.S. Corporate Bonds & Notes	—	94,626,659	—	94,626,659
Foreign Corporate Bonds & Notes	—	41,697,156	—	41,697,156
Foreign Government Obligations	—	27,338,677	—	27,338,677
U.S. Government Agencies	—	90,252,298	—	90,252,298
U.S. Government Treasuries	—	3,241,979	—	3,241,979
Loans:
Buiding Products-Air & Heating	—	—	103,548	103,548
E-Commerce/Services	—	—	97,787	97,787
Other Industries	—	13,764,534	—	13,764,534
Common Stocks:
Buiding Products-Air & Heating	—	—	133,560	133,560
Television	—	—	384,715	384,715
Preferred Securities:
Building Products-Air & Heating	—	—	27,006	27,006
Other Industries	164,479	—	—	164,479
Preferred Securities/Capital Securities	—	5,133,971	—	5,133,971
Escrows and Litigation Trusts	—	—	3,119	3,119
Short-Term Investment Securities	12,019,946	—	—	12,019,946

Total Investments at Value	$12,184,425	$283,519,414	$749,735	$296,453,574

Other Financial Instruments:+

Forward Foreign Currency Contracts	$—	$190,859	$—	$190,859

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.
+	Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.

At the beginning and end of the reporting period, Level 3 investments were not considered a material portion of the Fund. There were no material Level 3 transfers during the reporting period.

See Notes to Financial Statements

51

AIG Flexible Credit Fund

PORTFOLIO PROFILE — March 31, 2020 — (unaudited)

Industry Allocation*

Medical-Hospitals	4.9%
Cable/Satellite TV	3.7
Broadcast Services/Program	3.4
Auto/Truck Parts & Equipment-Original	2.5
Telephone-Integrated	2.5
Containers-Paper/Plastic	2.2
Enterprise Software/Service	2.0
Cellular Telecom	2.0
Medical Labs & Testing Services	1.9
Food-Misc./Diversified	1.8
Chemicals-Specialty	1.7
Building-Residential/Commercial	1.7
Containers-Metal/Glass	1.7
Real Estate Investment Trusts	1.7
Medical-Drugs	1.6
Aerospace/Defense-Equipment	1.6
Pipelines	1.5
Electric-Integrated	1.3
Oil Companies-Exploration & Production	1.2
Machinery-Electrical	1.2
Machinery-Pumps	1.2
Chemicals-Diversified	1.2
Gambling (Non-Hotel)	1.1
Casino Hotels	1.1
Satellite Telecom	1.1
Building Products-Cement	1.0
Finance-Consumer Loans	1.0
Finance-Credit Card	1.0
Airlines	1.0
Diagnostic Equipment	1.0
Building & Construction Products-Misc.	0.9
Food-Dairy Products	0.9
Computer Services	0.9
Machinery-General Industrial	0.9
Insurance-Property/Casualty	0.9
Computer Software	0.9
Insurance-Multi-line	0.9
Telecom Services	0.8
Rubber/Plastic Products	0.8
Metal Processors & Fabrication	0.8
Radio	0.8
Theaters	0.7
Security Services	0.7
Casino Services	0.7
Investment Companies	0.7
Food-Retail	0.7
Investment Management/Advisor Services	0.7
Data Processing/Management	0.6
Diversified Financial Services	0.6
Finance-Mortgage Loan/Banker	0.6
Food-Confectionery	0.6
Human Resources	0.6
Consulting Services	0.6
Medical Information Systems	0.6
Non-Hazardous Waste Disposal	0.6
Distribution/Wholesale	0.6
Oil-Field Services	0.5
Consumer Products-Misc.	0.5
Retail-Building Products	0.5
Paper & Related Products	0.5

Transport-Equipment & Leasing	0.5%
Medical-HMO	0.5
Soap & Cleaning Preparation	0.5
Medical Products	0.5
Food-Meat Products	0.5
Medical-Outpatient/Home Medical	0.5
Housewares	0.5
Energy-Alternate Sources	0.5
Retail-Sporting Goods	0.5
Auto-Heavy Duty Trucks	0.5
Internet Content-Information/News	0.5
Cosmetics & Toiletries	0.5
Independent Power Producers	0.5
Food-Baking	0.5
Commercial Services	0.4
Oil Refining & Marketing	0.4
Diagnostic Kits	0.4
Applications Software	0.4
E-Commerce/Services	0.4
Diversified Minerals	0.4
Publishing-Books	0.4
Food-Catering	0.4
Food-Flour & Grain	0.4
Electronics-Military	0.4
Wireless Equipment	0.4
Garden Products	0.4
Aerospace/Defense	0.4
Decision Support Software	0.4
Disposable Medical Products	0.4
Building & Construction-Misc.	0.4
Professional Sports	0.4
Retail-Arts & Crafts	0.3
Engineering/R&D Services	0.3
Food-Wholesale/Distribution	0.3
Computers-Integrated Systems	0.3
Retail-Mail Order	0.3
Banks-Commercial	0.3
Commercial Services-Finance	0.3
Precious Metals	0.3
Retail-Automobile	0.3
Retail-Restaurants	0.3
Banks-Super Regional	0.3
Metal-Aluminum	0.3
Oil & Gas Drilling	0.3
Electric-Generation	0.3
Petrochemicals	0.3
Finance-Investment Banker/Broker	0.3
Athletic Equipment	0.3
Diversified Manufacturing Operations	0.3
Retail-Propane Distribution	0.2
Coal	0.2
Advertising Sales	0.2
Telecommunication Equipment	0.2
Metal-Iron	0.2
E-Commerce/Products	0.2
Publishing-Periodicals	0.2
Retail-Major Department Stores	0.2
Steel-Producers	0.2
Medical-Generic Drugs	0.2
Television	0.2

52

AIG Flexible Credit Fund

PORTFOLIO PROFILE — March 31, 2020 — (unaudited) (continued)

Industry Allocation* (continued)

Registered Investment Companies	0.2%
Retail-Bedding	0.1
Pollution Control	0.1
Building Products-Air & Heating	0.1
Retail-Vitamins & Nutrition Supplements	0.1
Advertising Services	0.1
Direct Marketing	0.1
Veterinary Products	0.1
Airport Development/Maintenance	0.1
Research & Development	0.1

96.4%

Credit Quality†#

Aaa	0.3%
Baa	1.3
Ba	25.9
B	49.2
Caa	14.6
Ca	0.3
Not Rated@	8.4

100.0%

*	Calculated as a percentage of net assets
†	Source: Moody’s
#	Calculated as a percentage of total debt issues, excluding short-term securities.
@	Represents debt issues that either have no rating, or the rating is unavailable from the data source.

53

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020

Security Description	Principal Amount	Value (Note 2)

ASSET BACKED SECURITIES — 0.6%
Diversified Financial Services — 0.6%
Oasis LLC Series 2020-1A, Class A 3.82% due 01/15/2032* (cost $1,642,129)	$1,642,129	$1,632,134

U.S. CORPORATE BONDS & NOTES — 40.6%
Aerospace/Defense-Equipment — 1.6%
Signature Aviation US Holdings, Inc. Company Guar. Notes 4.00% due 03/01/2028*	1,700,000	1,534,760
TransDigm, Inc. Company Guar. Notes 5.50% due 11/15/2027*	1,410,000	1,265,475
TransDigm, Inc. Senior Sec. Notes 6.25% due 03/15/2026*	1,260,000	1,255,275

		4,055,510

Applications Software — 0.4%
SS&C Technologies, Inc. Company Guar. Notes 5.50% due 09/30/2027*	1,030,000	1,073,476

Athletic Equipment — 0.3%
Vistra Outdoor, Inc. Company Guar. Notes 5.88% due 10/01/2023	810,000	670,121

Auto/Truck Parts & Equipment-Original — 0.8%
American Axle & Manufacturing, Inc. Company Guar. Notes 6.50% due 04/01/2027	1,700,000	1,283,245
Dana, Inc. Senior Notes 5.38% due 11/15/2027	835,000	676,350

		1,959,595

Banks-Commercial — 0.3%
Synovus Financial Corp. Sub. Notes 5.90% due 02/07/2029	865,000	804,450

Broadcast Services/Program — 1.3%
Clear Channel Worldwide Holdings, Inc. Senior Sec. Notes 5.13% due 08/15/2027*	440,000	416,350
Clear Channel Worldwide Holdings, Inc. Company Guar. Notes 9.25% due 02/15/2024*	387,000	331,853
Diamond Sports Group LLC/Diamond Sports Finance Co. Senior Sec. Notes 5.38% due 08/15/2026*	460,000	373,759
Diamond Sports Group LLC/Diamond Sports Finance Co. Company Guar. Notes 6.63% due 08/15/2027*	960,000	642,000
iHeartCommunications, Inc. Company Guar. Notes 8.38% due 05/01/2027	809,966	705,173

Broadcast Services/Program (continued)
Univision Communications, Inc. Senior Sec. Notes 5.13% due 02/15/2025*	$945,000	$805,612

		3,274,747

Building & Construction-Misc. — 0.4%
Weekley Homes LLC/Weekley Finance Corp. Senior Notes 6.63% due 08/15/2025	1,045,000	940,500

Building-Residential/Commercial — 1.7%
Lennar Corp. Company Guar. Notes 5.25% due 06/01/2026	815,000	829,263
M/I Homes, Inc. Company Guar. Notes 4.95% due 02/01/2028*	1,700,000	1,442,875
PulteGroup, Inc. Company Guar. Notes 7.88% due 06/15/2032	645,000	709,500
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. Company Guar. Notes 5.88% due 06/15/2024	1,475,000	1,370,245

		4,351,883

Cable/Satellite TV — 2.6%
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 4.75% due 03/01/2030*	950,000	945,250
CCO Holdings LLC/CCO Holdings Capital Corp. Senior Notes 5.13% due 05/01/2027*	825,000	827,145
CSC Holdings LLC Senior Notes 5.75% due 01/15/2030*	2,255,000	2,274,077
CSC Holdings LLC Senior Notes 7.50% due 04/01/2028*	585,000	623,271
DISH DBS Corp. Company Guar. Notes 5.00% due 03/15/2023	975,000	932,880
DISH DBS Corp. Company Guar. Notes 7.75% due 07/01/2026	340,000	349,350
Radiate Holdco LLC/Radiate Finance, Inc. Senior Notes 6.63% due 02/15/2025*	670,000	569,500

		6,521,473

Casino Hotels — 0.5%
MGM Resorts International Company Guar. Notes 5.50% due 04/15/2027	582,000	529,620
Station Casinos LLC Company Guar. Notes 4.50% due 02/15/2028*	980,000	793,800

		1,323,420

54

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Casino Services — 0.3%
Eldorado Resorts, Inc. Company Guar. Notes 6.00% due 09/15/2026	$755,000	$681,388

Cellular Telecom — 1.0%
Sprint Corp. Company Guar. Notes 7.88% due 09/15/2023	2,260,000	2,480,531

Chemicals-Diversified — 0.4%
Olin Corp. Senior Notes 5.63% due 08/01/2029	1,010,000	929,453

Chemicals-Specialty — 0.5%
Kraton Polymers LLC/Kraton Polymers Capital Corp. Company Guar. Notes 7.00% due 04/15/2025*	1,461,000	1,292,985

Coal — 0.2%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. Company Guar. Notes 7.50% due 05/01/2025*	985,000	591,000

Computer Services — 0.3%
Banff Merger Sub, Inc. Senior Notes 9.75% due 09/01/2026*	530,000	466,400
Exela Intermediate LLC/Exela Finance, Inc. Senior Sec. Notes 10.00% due 07/15/2023*	490,000	128,625
Science Applications International Corp. Company Guar. Notes 4.88% due 04/01/2028*	150,000	144,000

		739,025

Consumer Products-Misc. — 0.3%
Prestige Brands, Inc. Company Guar. Notes 6.38% due 03/01/2024*	775,000	794,375

Containers-Metal/Glass — 0.6%
BWAY Holding Co. Senior Notes 7.25% due 04/15/2025*	1,256,000	998,520
Greif, Inc. Company Guar. Notes 6.50% due 03/01/2027*	610,000	585,051

		1,583,571

Containers-Paper/Plastic — 0.4%
Trident Merger Sub, Inc. Company Guar. Notes 6.63% due 11/01/2025*	790,000	633,983
Trident TPI Holdings, Inc. Company Guar. Notes 9.25% due 08/01/2024*	490,000	406,700

		1,040,683

Data Processing/Management — 0.3%
Star Merger Sub, Inc. Senior Notes 10.25% due 02/15/2027*	$785,000	$832,100

Decision Support Software — 0.4%
MSCI, Inc. Company Guar. Notes 3.63% due 09/01/2030*	105,000	99,619
MSCI, Inc. Company Guar. Notes 4.00% due 11/15/2029*	884,000	878,148

		977,767

Diagnostic Equipment — 1.0%
Avantor, Inc. Senior Sec. Notes 6.00% due 10/01/2024*	1,155,000	1,210,093
Avantor, Inc. Senior Notes 9.00% due 10/01/2025*	735,000	773,735
Ortho-Clinical Diagnostics, Inc. Senior Notes 6.63% due 05/15/2022*	182,000	171,990
Ortho-Clinical Diagnostics, Inc. Senior Notes 7.25% due 02/01/2028*	390,000	335,361

		2,491,179

Diversified Manufacturing Operations — 0.3%
LSB Industries, Inc. Senior Sec. Notes 9.63% due 05/01/2023*	795,000	659,850

Electric-Integrated — 1.0%
DPL, Inc. Senior Notes 4.35% due 04/15/2029*	1,735,000	1,649,159
Talen Energy Supply LLC Senior Sec. Notes 6.63% due 01/15/2028*	750,000	630,000
Talen Energy Supply LLC Senior Sec. Notes 7.25% due 05/15/2027*	295,000	266,592

		2,545,751

Energy-Alternate Sources — 0.5%
TerraForm Power Operating LLC Company Guar. Notes 4.25% due 01/31/2023*	650,000	645,125
TerraForm Power Operating LLC Company Guar. Notes 5.00% due 01/31/2028*	590,000	618,202

		1,263,327

Enterprise Software/Service — 0.6%
Infor US, Inc. Company Guar. Notes 6.50% due 05/15/2022	665,000	653,362

55

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Enterprise Software/Service (continued)
Open Text Holdings, Inc. Company Guar. Notes 4.13% due 02/15/2030*	$840,000	$789,810

		1,443,172

Finance-Consumer Loans — 1.0%
Navient Corp. Senior Notes 5.00% due 03/15/2027	365,000	313,791
Navient Corp. Senior Notes 5.88% due 10/25/2024	1,095,000	1,007,400
Springleaf Finance Corp. Company Guar. Notes 5.38% due 11/15/2029	135,000	123,525
Springleaf Finance Corp. Company Guar. Notes 6.88% due 03/15/2025	820,000	825,838
Springleaf Finance Corp. Company Guar. Notes 7.13% due 03/15/2026	390,000	386,100

		2,656,654

Food-Dairy Products — 0.4%
Chobani LLC/Chobani Finance Corp., Inc. Company Guar. Notes 7.50% due 04/15/2025*	1,095,000	996,450

Food-Misc./Diversified — 0.6%
Dole Food Co., Inc. Senior Sec. Notes 7.25% due 06/15/2025*	1,250,000	987,500
Post Holdings, Inc. Company Guar. Notes 5.00% due 08/15/2026*	435,000	447,680

		1,435,180

Food-Retail — 0.7%
Albertsons Cos, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC Company Guar. Notes 4.63% due 01/15/2027*	1,700,000	1,691,500

Food-Wholesale/Distribution — 0.3%
Matterhorn Merger Sub LLC/Matterhorn Finance Sub, Inc. Senior Notes 8.50% due 06/01/2026*	1,045,000	825,550

Gambling (Non-Hotel) — 0.5%
Caesars Resort Collection LLC/CRC Finco, Inc. Company Guar. Notes 5.25% due 10/15/2025*	520,000	375,544
Downstream Development Authority of the Quapaw Tribe of Oklahoma Senior Sec. Notes 10.50% due 02/15/2023*	485,000	388,000
Scientific Games International, Inc. Company Guar. Notes 7.00% due 05/15/2028*	630,000	387,450

Gambling (Non-Hotel) (continued)
Scientific Games International, Inc. Company Guar. Notes 8.25% due 03/15/2026*	$380,000	$243,242

		1,394,236

Garden Products — 0.4%
Scotts Miracle-Gro Co. Company Guar. Notes 4.50% due 10/15/2029	1,055,000	1,004,888

Human Resources — 0.3%
ASGN, Inc. Company Guar. Notes 4.63% due 05/15/2028*	877,000	814,645

Insurance-Multi-line — 0.4%
Acrisure LLC/Acrisure Finance, Inc. Senior Notes 7.00% due 11/15/2025*	710,000	610,600
Acrisure LLC/Acrisure Finance, Inc. Senior Sec. Notes 8.13% due 02/15/2024*	320,000	311,696

		922,296

Investment Companies — 0.7%
Icahn Enterprises LP/Icahn Enterprises Finance Corp. Company Guar. Notes 5.25% due 05/15/2027	680,000	628,150
Icahn Enterprises LP/Icahn Enterprises Finance Corp. Company Guar. Notes 6.25% due 05/15/2026	880,000	831,600
Icahn Enterprises LP/Icahn Enterprises Finance Corp. Company Guar. Notes 6.38% due 12/15/2025	285,000	269,325

		1,729,075

Investment Management/Advisor Services — 0.7%
Citadel LP Senior Notes 4.88% due 01/15/2027*	1,735,000	1,672,294

Medical Labs & Testing Services — 0.8%
Catalent Pharma Solutions, Inc. Company Guar. Notes 5.00% due 07/15/2027*	280,000	271,600
Charles River Laboratories International, Inc. Company Guar. Notes 4.25% due 05/01/2028*	445,000	428,935
Charles River Laboratories International, Inc. Company Guar. Notes 5.50% due 04/01/2026*	350,000	360,500
West Street Merger Sub, Inc. Senior Notes 6.38% due 09/01/2025*	1,230,000	1,072,191

		2,133,226

56

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Medical-Drugs — 0.1%
Endo Finance LLC/Endo Finco, Inc. Company Guar. Notes 5.38% due 01/15/2023*	$350,000	$245,000

Medical-Generic Drugs — 0.2%
Par Pharmaceutical, Inc. Senior Sec. Notes 7.50% due 04/01/2027*	405,000	402,975

Medical-Hospitals — 3.4%
CHS/Community Health Systems, Inc. Senior Sec. Notes 6.63% due 02/15/2025*	805,000	744,625
HCA, Inc. Company Guar. Notes 5.38% due 02/01/2025	1,315,000	1,344,587
HCA, Inc. Company Guar. Notes 5.63% due 09/01/2028	1,415,000	1,481,080
HCA, Inc. Company Guar. Notes 5.88% due 02/01/2029	155,000	163,913
LifePoint Health, Inc. Senior Sec. Notes 4.38% due 02/15/2027*	835,000	786,570
Select Medical Corp. Company Guar. Notes 6.25% due 08/15/2026*	1,275,000	1,275,000
Surgery Center Holdings, Inc. Company Guar. Notes 6.75% due 07/01/2025*	420,000	302,400
Surgery Center Holdings, Inc. Company Guar. Notes 10.00% due 04/15/2027*	425,000	297,500
Tenet Healthcare Corp. Senior Sec. Notes 4.88% due 01/01/2026*	865,000	823,912
Tenet Healthcare Corp. Senior Sec. Notes 5.13% due 11/01/2027*	292,000	278,130
Tenet Healthcare Corp. Sec. Notes 6.25% due 02/01/2027*	345,000	336,375
Tenet Healthcare Corp. Senior Notes 7.00% due 08/01/2025	650,000	565,500
Tenet Healthcare Corp. Senior Notes 8.13% due 04/01/2022	365,000	347,663

		8,747,255

Metal Processors & Fabrication — 0.3%
Hillman Group, Inc. Company Guar. Notes 6.38% due 07/15/2022*	925,000	718,031

Metal-Aluminum — 0.3%
Novelis Corp. Company Guar. Notes 4.75% due 01/30/2030*	$860,000	$765,400

Metal-Iron — 0.2%
Cleveland-Cliffs, Inc. Senior Sec. Notes 6.75% due 03/15/2026*	160,000	142,400
Cleveland-Cliffs, Inc. Company Guar. Notes 7.00% due 03/15/2027*	585,000	356,850

		499,250

Oil & Gas Drilling — 0.2%
Nabors Industries, Inc. Company Guar. Notes 5.75% due 02/01/2025	615,000	135,300
Patterson-UTI Energy, Inc. Senior Notes 5.15% due 11/15/2029	880,000	351,744

		487,044

Oil Companies-Exploration & Production — 0.6%
Callon Petroleum Co. Company Guar. Notes 6.13% due 10/01/2024	451,345	80,114
CrownRock LP/CrownRock Finance, Inc. Senior Notes 5.63% due 10/15/2025*	1,015,000	527,800
Denbury Resources, Inc. Sec. Notes 9.25% due 03/31/2022*	768,000	184,320
Parsley Energy LLC/Parsley Finance Corp. Company Guar. Notes 4.13% due 02/15/2028*	905,000	615,400
Sanchez Energy Corp. Senior Sec. Notes 7.25% due 02/15/2023*(9)	405,000	60,750
Vine Oil & Gas LP/Vine Oil & Gas Finance Corp. Company Guar. Notes 8.75% due 04/15/2023*	575,000	126,500

		1,594,884

Oil-Field Services — 0.5%
CSI Compressco LP/CSI Compressco Finance, Inc. Company Guar. Notes 7.25% due 08/15/2022	1,145,000	629,750
USA Compression Partners LP/USA Compression Finance Corp. Company Guar. Notes 6.88% due 04/01/2026	905,000	565,625
USA Compression Partners LP/USA Compression Finance Corp. Company Guar. Notes 6.88% due 09/01/2027	320,000	198,400

		1,393,775

57

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Paper & Related Products — 0.4%
Schweitzer-Mauduit International, Inc. Company Guar. Notes 6.88% due 10/01/2026*	$1,020,000	$1,014,900

Petrochemicals — 0.3%
TPC Group, Inc. Senior Sec. Notes 10.50% due 08/01/2024*	827,000	681,241

Pipelines — 1.1%
American Midstream Partners LP/American Midstream Finance Corp. Company Guar. Notes 9.50% due 12/15/2021*	525,000	493,500
Cheniere Energy Partners LP Company Guar. Notes 4.50% due 10/01/2029*	1,035,000	900,450
Cheniere Energy Partners LP Company Guar. Notes 5.63% due 10/01/2026	665,000	611,800
Targa Resources Partners LP/Targa Resources Partners Finance Corp. Company Guar. Notes 5.88% due 04/15/2026	830,000	688,900

		2,694,650

Precious Metals — 0.3%
Hecla Mining Co. Company Guar. Notes 7.25% due 02/15/2028	910,000	801,255

Publishing-Books — 0.1%
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance Senior Notes 7.88% due 05/15/2024*	500,000	372,500

Radio — 0.7%
Sirius XM Radio, Inc. Company Guar. Notes 4.63% due 07/15/2024*	310,000	314,628
Sirius XM Radio, Inc. Company Guar. Notes 5.50% due 07/01/2029*	1,370,000	1,397,400

		1,712,028

Real Estate Investment Trusts — 1.6%
ESH Hospitality, Inc. Company Guar. Notes 4.63% due 10/01/2027*	2,140,000	1,669,200
iStar, Inc. Senior Notes 4.25% due 08/01/2025	855,000	703,152
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. Company Guar. Notes 4.50% due 01/15/2028	580,000	493,000
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. Company Guar. Notes 5.63% due 05/01/2024	330,000	316,800

Real Estate Investment Trusts (continued)
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. Company Guar. Notes 5.75% due 02/01/2027	$370,000	$321,900
Uniti Group, Inc./CSL Capital LLC Company Guar. Notes 7.13% due 12/15/2024*	595,000	442,002

		3,946,054

Retail-Arts & Crafts — 0.1%
Michaels Stores, Inc. Company Guar. Notes 8.00% due 07/15/2027*	360,000	266,400

Retail-Automobile — 0.3%
Lithia Motors, Inc. Company Guar. Notes 4.63% due 12/15/2027*	890,000	801,089

Retail-Building Products — 0.5%
Beacon Roofing Supply, Inc. Senior Sec. Notes 4.50% due 11/15/2026*	775,000	715,170
SRS Distribution, Inc. Company Guar. Notes 8.25% due 07/01/2026*	865,000	657,400

		1,372,570

Retail-Mail Order — 0.3%
QVC, Inc. Senior Sec. Notes 4.75% due 02/15/2027	920,000	813,761

Retail-Propane Distribution — 0.2%
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. Senior Notes 8.63% due 06/15/2020	570,000	142,500
Suburban Propane Partners LP/Suburban Energy Finance Corp. Senior Notes 5.50% due 06/01/2024	490,000	460,600

		603,100

Retail-Regional Department Stores — 0.0%
Neiman Marcus Group, Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG Sec. Notes 8.00% due 10/25/2024*	577,000	57,700

Retail-Restaurants — 0.3%
Golden Nugget, Inc. Senior Notes 6.75% due 10/15/2024*	895,000	563,752
Golden Nugget, Inc. Company Guar. Notes 8.75% due 10/01/2025*	455,000	232,050

		795,802

58

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

U.S. CORPORATE BONDS & NOTES (continued)
Security Services — 0.4%
Allied Universal Holdco LLC Senior Sec. Notes 6.63% due 07/15/2026*	$1,120,000	$1,100,400

Soap & Cleaning Preparation — 0.2%
Kronos Acquisition Holdings, Inc. Company Guar. Notes 9.00% due 08/15/2023*	720,000	590,400

Steel-Producers — 0.2%
United States Steel Corp. Senior Notes 6.25% due 03/15/2026	715,000	450,450

Telecom Services — 0.0%
Front Range BidCo., Inc. Senior Sec. Notes 4.00% due 03/01/2027*	35,000	33,469

Telephone-Integrated — 1.6%
Cincinnati Bell, Inc. Company Guar. Notes 7.00% due 07/15/2024*	1,075,000	1,081,719
Consolidated Communications, Inc. Company Guar. Notes 6.50% due 10/01/2022	1,385,000	1,211,875
Frontier Communications Corp. Senior Notes 8.50% due 04/15/2020	740,000	196,100
Frontier Communications Corp. Sec. Notes 8.50% due 04/01/2026*	295,000	270,662
Frontier Communications Corp. Senior Notes 11.00% due 09/15/2025†(1)	745,000	195,562
Level 3 Financing, Inc. Company Guar. Notes 5.25% due 03/15/2026	530,000	529,669
Level 3 Financing, Inc. Company Guar. Notes 5.38% due 01/15/2024	670,000	670,000

		4,155,587

Theaters — 0.5%
Live Nation Entertainment, Inc. Company Guar. Notes 4.75% due 10/15/2027*	310,000	275,900
Live Nation Entertainment, Inc. Company Guar. Notes 5.63% due 03/15/2026*	1,130,000	1,050,900

		1,326,800

Transport-Equipment & Leasing — 0.5%
Fortress Transportation & Infrastructure Investors LLC Senior Notes 6.50% due 10/01/2025*	980,000	717,850

Transport-Equipment & Leasing (continued)
Fortress Transportation & Infrastructure Investors LLC Senior Notes 6.75% due 03/15/2022*	$670,000	$620,132

		1,337,982

Wireless Equipment — 0.4%
ViaSat, Inc. Senior Notes 5.63% due 09/15/2025*	1,075,000	1,005,017

Total U.S. Corporate Bonds & Notes
(cost $120,625,638)		103,384,095

FOREIGN CORPORATE BONDS & NOTES — 6.5%
Aerospace/Defense — 0.4%
Bombardier, Inc. Senior Notes 7.50% due 12/01/2024*	675,000	455,625
Bombardier, Inc. Senior Notes 7.88% due 04/15/2027*	365,000	243,583
Bombardier, Inc. Senior Notes 8.75% due 12/01/2021*	340,000	282,625

		981,833

Airlines — 0.6%
Norwegian Air Shuttle ASA Pass-Through Trust Series 2016-1, Class A Pass-Through Certs. 4.88% due 11/10/2029*	2,152,826	1,557,305

Auto/Truck Parts & Equipment-Original — 0.2%
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. Company Guar. Notes 8.50% due 05/15/2027*	695,000	606,318

Cable/Satellite TV — 0.7%
LCPR Senior Secured Financing DAC Senior Sec. Notes 6.75% due 10/15/2027*	1,000,000	985,000
Virgin Media Secured Finance PLC Senior Sec. Notes 5.50% due 05/15/2029*	900,000	896,760

		1,881,760

Casino Services — 0.3%
Gateway Casinos & Entertainment, Ltd. Sec. Notes 8.25% due 03/01/2024*	800,000	696,000

Cellular Telecom — 0.5%
Numericable-SFR SA Senior Sec. Notes 7.38% due 05/01/2026*	1,200,000	1,191,180

59

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

FOREIGN CORPORATE BONDS & NOTES (continued)
Chemicals-Specialty — 0.3%
Alpha 3 BV/Alpha US Bidco, Inc. Company Guar. Notes 6.25% due 02/01/2025*	$950,000	$875,187

Diversified Minerals — 0.3%
Teck Resources, Ltd. Senior Notes 6.13% due 10/01/2035	780,000	716,166

Machinery-Pumps — 0.2%
Titan Acquisition, Ltd./Titan Co-Borrower LLC Senior Notes 7.75% due 04/15/2026*	455,000	379,925

Medical-Biomedical/Gene — 0.0%
Concordia International Corp. Senior Sec. Notes 8.00% due 09/06/2024	142,000	124,960

Medical-Drugs — 1.2%
Bausch Health Cos., Inc. Senior Sec. Notes 5.75% due 08/15/2027*	585,000	602,316
Bausch Health Cos., Inc. Company Guar. Notes 7.00% due 01/15/2028*	745,000	764,668
Teva Pharmaceutical Finance Netherlands III BV Company Guar. Notes 3.15% due 10/01/2026	1,185,000	998,185
Teva Pharmaceutical Finance Netherlands III BV Company Guar. Notes 7.13% due 01/31/2025*	635,000	628,650

		2,993,819

Oil & Gas Drilling — 0.1%
Transocean, Inc. Company Guar. Notes 6.80% due 03/15/2038	870,000	200,100
Transocean, Inc. Company Guar. Notes 8.00% due 02/01/2027*	160,000	76,000

		276,100

Oil Companies-Exploration & Production — 0.4%
Geopark, Ltd. Company Guar. Notes 6.50% due 09/21/2024*	995,000	564,662
MEG Energy Corp. Senior Notes 7.13% due 02/01/2027*	890,000	439,767

		1,004,429

Paper & Related Products — 0.1%
Cascades, Inc. Company Guar. Notes 5.75% due 07/15/2023*	360,000	348,300

Satellite Telecom — 0.6%
Telesat Canada/Telesat LLC Senior Sec. Notes 4.88% due 06/01/2027*	$400,000	$381,920
Telesat Canada/Telesat LLC Company Guar. Notes 6.50% due 10/15/2027*	1,080,000	1,036,800

		1,418,720

Security Services — 0.3%
Garda World Security Corp. Senior Sec. Notes 4.63% due 02/15/2027*	855,000	765,225

Telecom Services — 0.3%
Altice France Holding SA Company Guar. Notes 6.00% due 02/15/2028*	1,000,000	879,680

Total Foreign Corporate Bonds & Notes
(cost $19,873,010)		16,696,907

LOANS(3)(4)(5) — 47.4%
Advertising Sales — 0.2%
Clear Channel Outdoor Holdings, Inc. FRS BTL 4.49% (1 ML +3.50%) due 08/21/2026	597,000	532,823

Advertising Services — 0.1%
Advantage Sales & Marketing, Inc. FRS 1st Lien 4.70% (3 ML+3.25%) due 07/23/2021	353,769	287,880

Airlines — 0.4%
WestJet Airlines, Ltd. FRS BTL-B 4.00% (1 ML+3.00%) due 12/11/2026	1,426,425	1,060,309

Airport Development/Maintenance — 0.1%
Atlantic Aviation FBO, Inc. FRS BTL-B 4.74% (1 ML+3.75%) due 12/06/2025	222,188	206,634

Auto-Heavy Duty Trucks — 0.5%
Navistar, Inc. FRS BTL-B 4.28% (1 ML+3.50%) due 11/06/2024	1,435,700	1,234,702

Auto/Truck Parts & Equipment-Original — 1.5%
Accuride Corp. FRS BTL 6.70% (3 ML+5.25%) due 11/17/2023	1,157,618	463,047
Cooper-Standard Automotive, Inc. FRS BTL-B1 2.99% (1 ML+2.00%) due 11/02/2023	822,722	614,299

60

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Auto/Truck Parts & Equipment-Original (continued)
DexKo Global, Inc. FRS BTL-B 4.50% (1 ML+3.50%) due 07/24/2024	$960,472	$809,998
Panther BF Aggregator 2 LP FRS BTL-B 4.44% (1 ML+3.50%) due 04/30/2026	905,450	823,960
Tenneco, Inc. FRS BTL-B 3.99% (1 ML+3.00%) due 10/01/2025	1,609,625	1,094,545

		3,805,849

Broadcast Services/Program — 2.1%
Diamond Sports Group LLC FRS BTL 4.18% (1 ML+3.25%) due 08/24/2026	995,000	766,150
iHeartCommunications, Inc. FRS BTL 3.99% (1 ML+3.00%) due 05/01/2026	1,491,263	1,257,880
iHeartCommunications, Inc. FRS BTL coupon TBD due 05/01/2026	320,000	269,920
Nexstar Broadcasting, Inc. FRS BTL-B4 4.33% (1 ML+2.75%) due 09/18/2026	1,728,295	1,605,154
Univision Communications, Inc. FRS 1st Lein 3.75% (1 ML+2.75%) due 03/15/2024	1,767,971	1,473,308

		5,372,412

Building & Construction Products-Misc. — 0.9%
AZEK Co. LLC FRS BTL 5.93% (3 ML+3.75%) due 05/05/2024	2,766,690	2,282,519

Building Products-Air & Heating — 0.1%
Ingersoll-Rand Services Co. FRS BTL-B 2.74% (1 ML+1.75%) due 03/01/2027	350,000	325,500

Building Products-Cement — 1.0%
Quikrete Holdings, Inc. FRS 1st Lein 3.49% (1 ML+2.50%) due 02/01/2027	1,008,608	862,360
Summit Materials LLC FRS BTL 2.99% (1 ML+2.00%) due 11/21/2024	2,072,345	1,797,759

		2,660,119

Cable/Satellite TV — 0.4%
CSC Holdings LLC FRS BTL 2.86% (1 ML+2.25%) due 01/15/2026	$702,900	$667,755
Ziggo BV FRS BTL-I 3.20% (1 ML+2.50%) due 04/30/2028	355,000	326,600

		994,355

Casino Hotels — 0.6%
CityCenter Holdings LLC FRS BTL-B 3.24% (1 ML+2.25%) due 04/18/2024	956,862	832,470
Golden Nugget, Inc. FRS BTL-B 3.49% (1 ML+2.50%) due 10/04/2023	400,382	308,294
Golden Nugget, Inc. FRS BTL-B 3.70% (3 ML+2.50%) due 10/04/2023	341,764	263,158

		1,403,922

Casino Services — 0.1%
Gateway Casinos & Entertainment, Ltd. FRS BTL 4.45% (3 ML+3.00%) due 03/13/2025	540,375	367,455

Cellular Telecom — 0.5%
Altice France SA FRS BTL-B13 4.70% (1 ML+4.00%) due 08/14/2026	641,875	598,014
Sprint Communications, Inc. FRS BTL-B 4.00% (1 ML+3.00%) due 02/02/2024	673,295	662,635

		1,260,649

Chemicals-Diversified — 0.8%
Ascend Performance Materials Operations LLC FRS BTL-B 6.70% (3 ML+5.25%) due 08/27/2026	412,925	346,857
Hexion, Inc. FRS BTL 5.41% (3 ML+3.50%) due 07/01/2026	1,047,088	879,553
Innophos Holdings, Inc. FRS BTL-B 4.76% (1 ML+3.75%) due 02/04/2027	835,000	688,875

		1,915,285

61

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Chemicals-Specialty — 0.9%
Diamond BC BV FRS BTL 4.78% (3 ML+3.00%) due 09/06/2024	$1,439,219	$1,079,414
Element Solutions, Inc. FRS BTL-B 2.99% (1 ML+2.00%) due 01/31/2026	893,721	826,692
Zep, Inc. FRS 1st Lein 5.07% (3 ML+4.00%) due 08/12/2024	745,875	492,278

		2,398,384

Commercial Services — 0.4%
CPI Acquisition, Inc. FRS 1st Lein 6.38% (3 ML+4.50%) due 08/17/2022	1,820,685	1,119,721

Commercial Services-Finance — 0.3%
WEX, Inc. FRS BTL-B3 3.24% (1 ML+2.25%) due 05/15/2026	935,550	802,234

Computer Services — 0.6%
DynCorp International , Inc. FRS BTL-B 7.00% (1 ML+6.00%) due 08/18/2025	546,000	489,353
Presidio Holdings, Inc. FRS BTL-B 5.28% (2 ML+3.50%) due 01/22/2027	115,000	106,950
Tempo Acquisition LLC FRS BTL-B 3.74% (1 ML +2.75%) due 05/01/2024	1,026,560	908,505

		1,504,808

Computer Software — 0.9%
Vertafore, Inc. FRS 1st Lein 4.24% (1 ML+3.25%) due 07/02/2025	2,484,909	2,196,038

Computers-Integrated Systems — 0.3%
Everi Payments, Inc. FRS BTL-B 3.82% (3 ML+2.75%) due 05/09/2024	1,035,151	817,770

Consulting Services — 0.6%
AlixPartners LLP FRS BTL 3.50% (1 ML+2.50%) due 04/04/2024	1,679,472	1,581,503

Consumer Products-Misc. — 0.2%
Reynolds Consumer Products LLC FRS BTL 3.50% (3 ML+1.75%) due 02/04/2027	$640,000	$599,200

Containers-Metal/Glass — 1.1%
Anchor Glass Container Corp. FRS 1st Lien 3.76% (1 ML+2.75%) due 12/07/2023	546,462	296,000
Anchor Glass Container Corp. FRS 1st Lien 4.20% (3 ML+2.75%) due 12/07/2023	26,380	14,289
Anchor Glass Container Corp. FRS 2nd Lien 8.76% (1 ML+7.75%) due 12/07/2024	796,000	298,500
Anchor Glass Container Corp. FRS 1st Lien coupon TBD due 12/07/2023	483,756	262,035
Berlin Packaging LLC FRS 1st Lein 4.46% (3 ML+3.00%) due 11/07/2025	13,241	11,394
Berlin Packaging LLC FRS 1st Lein 4.59% (1 ML+3.00%) due 11/07/2025	974,172	838,275
BWAY Corp. FRS BTL 5.08% (3 ML+3.25%) due 04/03/2024	1,235,075	1,003,498

		2,723,991

Containers-Paper/Plastic — 1.8%
Fort Dearborn Holding Co., Inc. FRS 1st Lien 5.52% (1 ML+4.00%) due 10/19/2023	23,309	19,579
Fort Dearborn Holding Co., Inc. FRS 1st Lien 5.91% (3 ML+4.00%) due 10/19/2023	1,091,872	917,173
Kloeckner Pentaplast of America, Inc. FRS BTL 5.25% (1 ML+4.25%) due 06/30/2022	1,920,750	1,351,728
Patriot Container Corp. FRS 1st Lein 4.49% (1 ML+3.50%) due 03/20/2025	836,130	727,433
Reynolds Group Holdings, Inc. FRS BTL 3.74% (1 ML+2.75%) due 02/05/2023	1,089,575	1,028,286

62

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Containers-Paper/Plastic (continued)
Trident TPI Holdings, Inc. FRS BTL-B1 4.32%-4.70% (3 ML+3.25%) due 10/17/2024	$611,611	$501,521

		4,545,720

Cosmetics & Toiletries — 0.5%
Parfums Holding Co., Inc. FRS 1st Lien 5.86% (3 ML+4.25%) due 06/30/2024	1,099,981	850,651
Revlon Consumer Products Corp. FRS BTL-B 4.95%-5.11% (3 ML+3.50%) due 09/07/2023	801,650	304,627

		1,155,278

Data Processing/Management — 0.3%
Dun & Bradstreet Corp. FRS BTL 4.96% (1 ML +4.00%) due 02/06/2026	955,000	864,275

Diagnostic Kits — 0.4%
Ortho-Clinical Diagnostics SA FRS BTL 4.77% (1 ML+3.25%) due 06/30/2025	1,287,300	1,082,619

Direct Marketing — 0.1%
Red Ventures LLC FRS BTL-B 3.49% (1 ML+2.50%) due 11/08/2024	337,819	279,264

Disposable Medical Products — 0.4%
Sotera Health Holdings LLC FRS BTL 5.50% (1 ML+4.50%) due 12/13/2026	1,090,000	957,383

Distribution/Wholesale — 0.6%
American Builders & Contractors Supply Co., Inc. FRS BTL 2.99% (1 ML+2.00%) due 01/15/2027	1,625,965	1,455,238

Diversified Minerals — 0.1%
Covia Holdings Corp. FRS BTL 5.87% (3 ML+4.00%) due 06/01/2025	788,209	346,812

E-Commerce/Products — 0.2%
Rodan & Fields LLC FRS BTL 4.70% (1 ML+4.00%) due 06/16/2025	1,129,875	485,846

E-Commerce/Services — 0.4%
Hoya Midco LLC FRS 1st Lein 4.56% (6 ML+3.50%) due 06/30/2024	$1,466,088	$1,070,245

Electric-Generation — 0.3%
APLP Holdings LP FRS BTL-B 4.10% (1 ML+2.50%) due 04/14/2025	730,286	701,074

Electric-Integrated — 0.3%
Talen Energy Supply LLC FRS BTL-B 4.74% (1 ML+3.75%) due 07/08/2026	910,425	792,070

Electronics-Military — 0.4%
AI Convoy Luxembourg SARL FRS BTL-B 5.34% (3 ML+3.50%) due 01/17/2027	50,000	46,250
AI Convoy Luxembourg SARL FRS BTL-B coupon TBD due 01/17/2027	1,040,000	962,000

		1,008,250

Engineering/R&D Services — 0.3%
TRC Cos., Inc. FRS BTL 6.45% (3 ML+5.00%) due 06/21/2024	920,375	828,337

Enterprise Software/Service — 1.4%
Applied Systems, Inc. FRS 1st Lein 4.70% (3 ML+3.25%) due 09/19/2024	323,620	293,800
Aston US Finco LLC FRS BTL-B 6.13% (3 ML+4.25%) due 10/09/2026	465,000	418,500
Banff Merger Sub, Inc. FRS BTL 5.24% (1 ML+4.25%) due 10/02/2025	976,014	824,732
Kronos, Inc. FRS 1st Lien 4.76% (3 ML+3.00%) due 11/01/2023	2,161,647	1,976,556

		3,513,588

Finance-Credit Card — 1.0%
Blackhawk Network Holdings, Inc. FRS 1st Lien 3.99% (1 ML+3.00%) due 06/15/2025	876,646	707,162

63

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Finance-Credit Card (continued)
Pi US Mergerco, Inc. FRS BTL 4.70% (3 ML+3.25%) due 01/03/2025	$2,297,218	$1,918,177

		2,625,339

Finance-Investment Banker/Broker — 0.3%
Deerfield Dakota Holding LLC FRS BTL-B coupon TBD due 03/05/2027	810,000	680,400

Finance-Mortgage Loan/Banker — 0.6%
Ellie Mae, Inc. FRS BTL 5.20% (3 ML+3.75%) due 04/17/2026	1,870,600	1,622,745

Food-Baking — 0.5%
Hostess Brands LLC FRS BTL 3.24% (1 ML+2.25%) due 08/03/2025	332,335	307,410
Hostess Brands LLC FRS BTL 4.01%-4.03% (3 ML+2.25%) due 08/03/2025	898,566	831,173

		1,138,583

Food-Catering — 0.4%
TKC Holdings, Inc. FRS 1st Lein 4.75% (1 ML+3.75%) due 02/01/2023	1,288,908	1,018,237

Food-Confectionery — 0.6%
Shearer’s Foods LLC FRS BTL-B 5.25% (1 ML+4.25%) due 03/31/2022	1,244,925	1,137,550
Shearer’s Foods LLC FRS 2nd Lien 7.75% (1 ML+6.75%) due 06/30/2022	500,000	461,250

		1,598,800

Food-Dairy Products — 0.5%
Chobani LLC FRS 1st Lein 4.50% (1 ML+3.50%) due 10/10/2023	711,899	630,030
Milk Specialties Co. FRS BTL 5.00% (1 ML+4.00%) due 08/16/2023	964,439	655,819

		1,285,849

Food-Flour & Grain — 0.4%
CHG PPC Parent LLC FRS BTL-B 3.74% (1 ML+2.75%) due 03/31/2025	$1,140,097	$1,014,686

Food-Meat Products — 0.5%
JBS USA LUX SA FRS BTL-B 3.07% (6 ML+2.00%) due 05/01/2026	1,386,043	1,290,010

Food-Misc./Diversified — 1.2%
Dole Food Co., Inc. FRS BTL-B 3.75% (1 ML+2.75%) due 04/06/2024	337,971	302,062
Froneri US, Inc. FRS BTL 3.24% (1 ML+2.25%) due 01/29/2027	520,000	492,700
Froneri US, Inc. FRS BTL coupon TBD due 01/29/2027	480,000	454,800
H-Food Holdings LLC FRS 1st Lien 4.68% (1 ML+3.69%) due 05/23/2025	962,850	808,794
Sigma Bidco BV FRS BTL-B2 4.91% (3 ML+3.00%) due 07/02/2025	1,211,899	1,058,391

		3,116,747

Gambling (Non-Hotel) — 0.6%
PCI Gaming Authority FRS BTL 3.49% (1 ML+2.50%) due 05/29/2026	1,005,618	789,410
Scientific Games International, Inc. FRS BTL-B5 3.74% (1 ML+2.75%) due 08/14/2024	179,180	143,792
Scientific Games International, Inc. FRS BTL-B5 4.37% (2 ML+2.75%) due 08/14/2024	737,120	591,539

		1,524,741

Housewares — 0.5%
Carlisle FoodService Products, Inc. FRS BTL 4.00% (1 ML+3.00%) due 03/20/2025	586,054	492,286
Carlisle FoodService Products, Inc. FRS BTL coupon TBD due 03/20/2025	463,823	389,611

64

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Housewares (continued)
Libbey Glass, Inc. FRS BTL 4.01% (1 ML+3.00%) due 04/09/2021	$851,717	$386,111

		1,268,008

Human Resources — 0.3%
CHG Healthcare Services, Inc. FRS 1st Lien 4.07% (1 ML+3.00%) due 06/07/2023	872,639	774,467
CHG Healthcare Services, Inc. FRS 1st Lien 4.45% (3 ML+3.00%) due 06/07/2023	2,249	1,996

		776,463

Independent Power Producers — 0.5%
Calpine Corp. FRS BTL-B1 3.24% (1 ML+2.25%) due 04/05/2026	1,195,963	1,142,144

Insurance-Property/Casualty — 0.9%
Sedgwick Claims Management Services, Inc. FRS BTL 4.24% (1 ML +3.25%) due 12/31/2025	2,534,658	2,209,377

Internet Content-Information/News — 0.5%
PUG LLC FRS BTL 4.49% (1 ML+3.50%) due 01/29/2027	1,391,513	1,182,786

Machinery-Electrical — 1.2%
Brookfield WEC Holdings, Inc. FRS BTL 3.99% (1 ML+3.00%) due 08/01/2025	1,606,350	1,509,969
Vertiv Group Corp. FRS BTL-B 4.58% (1 ML+3.00%) due 03/02/2027	1,830,000	1,637,850

		3,147,819

Machinery-General Industrial — 0.9%
Gardner Denver, Inc. FRS 1st Lien 2.74% (1 ML+1.75%) due 03/01/2027	1,425,692	1,333,022
Zodiac Pool Solutions LLC FRS BTL-B 2.99% (1 ML+2.00%) due 07/02/2025	986,962	888,266

		2,221,288

Machinery-Pumps — 1.0%
NN, Inc. FRS BTL 6.24% (1 ML+5.25%) due 10/19/2022	$497,200	$362,956
NN, Inc. FRS BTL-B 6.74% (1 ML+5.75%) due 10/19/2022	699,511	503,648
Star US Bidco LLC FRS BTL-B 5.25% (3 ML+4.25%) due 03/17/2027	215,000	190,275
Star US Bidco LLC FRS BTL-B coupon TBD due 03/17/2027	715,000	632,775
Titan Acquisition, Ltd. FRS BTL 4.45% (3 ML+3.00%) due 03/28/2025	1,115,814	931,705

		2,621,359

Medical Information Systems — 0.6%
Emerald TopCo, Inc. FRS BTL 4.49% (1 ML+3.50%) due 07/24/2026	527,350	471,978
Navicure, Inc. FRS BTL-B 4.99% (1 ML+4.00%) due 10/22/2026	600,000	561,000
Zelis Payments Buyer, Inc. FRS BTL 5.74% (1 ML+4.75%) due 09/30/2026	583,538	531,992

		1,564,970

Medical Labs & Testing Services — 1.1%
Envision Healthcare Corp. FRS 1st Lien 4.74% (1 ML+3.75%) due 10/10/2025	1,529,220	772,256
eResearchTechnology, Inc. FRS BTL 5.95% (3 ML+4.50%) due 02/04/2027	840,000	736,400
IQVIA, Inc. FRS BTL-B 3.20% (3 ML+1.75%) due 06/11/2025	1,277,250	1,189,972

		2,698,628

Medical Products — 0.5%
CPI Holdco LLC FRS BTL 5.70% (3 ML+4.25%) due 11/04/2026	425,000	365,500

65

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Medical Products (continued)
Greatbatch, Ltd. FRS BTL-B 3.51% (1 ML+2.50%) due 10/27/2022	$384,536	$359,542
Viant Medical Holdings, Inc. FRS 1st Lien 5.20% (3 ML+3.75%) due 07/02/2025	671,591	582,605

		1,307,647

Medical-Drugs — 0.3%
Bausch Health Americas, Inc. FRS BTL 3.61% (1 ML+3.00%) due 06/02/2025	886,175	841,867

Medical-HMO — 0.5%
One Call Corp. FRS 1st Lein 6.95% (3 ML+5.25%) due 11/25/2022	1,628,002	1,313,256

Medical-Hospitals — 1.5%
Accelerated Health Systems LLC FRS BTL 4.30% (1 ML+3.50%) due 10/31/2025	873,938	786,544
AHP Health Partners, Inc. FRS BTL 5.50% (1 ML+4.50%) due 06/30/2025	971,392	852,397
RegionalCare Hospital Partners Holdings, Inc. FRS BTL-B 4.74% (1 ML+3.75%) due 11/17/2025	1,441,376	1,336,876
Select Medical Corp. FRS BTL-B 3.43% (1 ML+2.50%) due 03/06/2025	859,008	811,763

		3,787,580

Medical-Outpatient/Home Medical — 0.5%
21st Century Oncology, Inc. FRS BTL-B 7.13% (1 ML+6.13%) due 01/16/2023	354,870	336,240
Gentiva Health Services, Inc. FRS BTL 4.25% (1 ML+3.25%) due 07/02/2025	527,330	493,053
National Mentor Holdings, Inc. FRS 1st Lien 4.99% (1 ML+4.00%) due 03/09/2026	489,542	435,693

Medical-Outpatient/Home Medical (continued)
National Mentor Holdings, Inc. FRS BTL-C 5.46% (3 ML+4.00%) due 03/09/2026	$22,233	$19,787

		1,284,773

Metal Processors & Fabrication — 0.5%
CIRCOR International, Inc. FRS BTL-B 4.06% (1 ML+3.25%) due 12/11/2024	1,460,000	1,160,700

Non-Hazardous Waste Disposal — 0.6%
GFL Environmental, Inc. FRS BTL 3.99%-4.00% (1 ML+3.00%) due 05/30/2025	897,539	867,247
Tunnel Hill Partners LP FRS BTL-B 4.49% (1 ML+3.50%) due 02/06/2026	752,400	632,016

		1,499,263

Oil Companies-Exploration & Production — 0.2%
California Resources Corp. FRS BTL 6.36% (3 ML+4.75%) due 12/31/2022	650,000	175,500
Fieldwood Energy LLC FRS 1st Lien 7.03% (3 ML+5.25%) due 04/11/2022	1,085,382	325,615
Gavilan Resources LLC FRS 2nd Lien 6.99% (1 ML+6.00%) due 03/01/2024†(1)(6)	470,000	70,500

		571,615

Oil Refining & Marketing — 0.4%
CITGO Holding, Inc. FRS BTL 8.00% (1 ML+7.00%) due 08/01/2023	263,675	208,303
CITGO Petroleum Corp. FRS BTL-B 6.00% (1 ML+5.00%) due 03/28/2024	1,039,500	893,970

		1,102,273

Pipelines — 0.4%
Medallion Midland Acquisition LLC FRS BTL 4.25% (1 ML+3.25%) due 10/30/2024	1,236,195	679,907
Traverse Midstream Partners LLC FRS BTL 5.00% (1 ML+4.00%) due 09/27/2024	647,303	360,333

		1,040,240

66

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount	Value (Note 2)

LOANS(3)(4)(5) (continued)
Pollution Control — 0.1%
Filtration Group Corp. FRS BTL 3.99% (1 ML+3.00%) due 03/29/2025	$386,547	$333,880

Professional Sports — 0.4%
UFC Holdings LLC FRS BTL 4.25% (1 ML+3.25%) due 04/29/2026	1,056,577	919,222

Publishing-Books — 0.3%
McGraw-Hill Global Education Holdings LLC FRS BTL-B 5.45% (3 ML+4.00%) due 05/04/2022	817,161	662,922

Publishing-Periodicals — 0.2%
Meredith Corp. FRS BTL-B2 3.49% (1 ML+2.50%) due 01/31/2025	526,651	470,036

Real Estate Investment Trusts — 0.1%
iStar, Inc. FRS BTL 3.52%-3.77% (1 ML+2.75%) due 06/28/2023	348,476	310,144

Research & Development — 0.1%
PAREXEL International Corp. FRS BTL 3.74% (1 ML+2.75%) due 09/27/2024	202,549	171,154

Retail-Arts & Crafts — 0.2%
Michaels Stores, Inc. FRS BTL 3.50%-3.56% (1 ML+2.50%) due 01/30/2023	368,337	305,720
Michaels Stores, Inc. FRS BTL 3.56%-3.57% (3 ML+2.50%) due 01/30/2023	362,494	300,870

		606,590

Retail-Bedding — 0.1%
Serta Simmons Bedding LLC FRS 1st Lien 4.50% (1 ML+3.50%) due 11/08/2023	950,600	369,149

Retail-Major Department Stores — 0.2%
Neiman Marcus Group, Ltd. LLC FRS BTL 7.50% (1 ML+6.00%) due 10/25/2023	1,189,009	451,824

Retail-Sporting Goods — 0.5%
Bass Pro Group LLC FRS BTL 5.99% (1 ML+5.00%) due 09/25/2024	$1,488,943	$1,250,712

Retail-Vitamins & Nutrition Supplements — 0.1%
Isagenix International LLC FRS BTL 7.02% (3 ML+5.75%) due 06/14/2025	870,530	304,685

Rubber/Plastic Products — 0.8%
Gates Global LLC FRS BTL-B2 3.75% (1 ML+2.75%) due 04/01/2024	1,223,699	1,082,974
U.S. Farathane LLC FRS BLT-B4 4.95% (1 ML+3.50%) due 12/23/2021	1,438,214	934,839

		2,017,813

Satellite Telecom — 0.5%
Intelsat Jackson Holdings SA FRS BTL-B5 6.63% (6 ML+6.63%) due 01/02/2024	1,091,000	1,003,720
Iridium Satellite LLC FRS BTL-B 4.75% (1 ML+3.75%) due 11/04/2026	230,000	216,200

		1,219,920

Soap & Cleaning Preparation — 0.3%
KIK Custom Products, Inc. FRS BTL 5.00% (1 ML+4.00%) due 05/15/2023	809,167	721,508

Telecom Services — 0.5%
Telenet Financing USD LLC FRS BTL 2.70% (1 ML +2.00%) due 04/30/2028	695,000	632,450
West Corp. FRS BTL-B 5.45% (3 ML+4.00%) due 10/10/2024	675,435	513,330

		1,145,780

Telecommunication Equipment — 0.2%
Plantronics, Inc. FRS BTL-B 3.46% (1 ML+2.50%) due 07/02/2025	630,172	483,132
Plantronics, Inc. FRS BTL-B 3.46% (6 ML+2.50%) due 07/02/2025	94,828	72,702

		555,834

67

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

Security Description	Principal Amount/ Shares	Value (Note 2)

LOANS(3)(4)(5) (continued)
Telephone-Integrated — 0.9%
CenturyLink, Inc. FRS BTL-B 3.24% (1 ML +2.25%) due 03/15/2027	$822,938	$749,387
Consolidated Communications, Inc. FRS BTL-B 3.96% (1 ML+3.00%) due 10/04/2023	556,750	472,840
Zayo Group Holdings, Inc. FRS BTL 3.99% (1 ML+3.00%) due 03/09/2027	1,045,000	966,625

		2,188,852

Theaters — 0.2%
CDS U.S. Intermediate Holdings, Inc. FRS BTL-B 5.20% (3 ML+3.75%) due 07/08/2022†(10)	1,208,582	604,291

Veterinary Products — 0.1%
Elanco Animal Health, Inc. FRS BTL-B coupon TBD due 02/04/2027	260,000	246,350

Total Loans
(cost $148,240,164)		120,748,920

COMMON STOCKS — 0.2%
Advertising Sales — 0.0%
Clear Channel Outdoor Holdings, Inc.†	56,198	35,967

Electric-Generation — 0.0%
Vistra Energy Corp. CVR†(7)	27,942	29,814

Radio — 0.0%
iHeartMedia, Inc., Class A†	2,196	16,053
iHeartMedia, Inc., Class B†(7)	29	212

		16,265

Television — 0.2%
ION Media Networks, Inc.†(6)(7)	660	387,652

Total Common Stocks
(cost $317,650)		469,698

PREFERRED SECURITIES/CAPITAL SECURITIES — 0.8%
Banks-Super Regional — 0.3%
KeyCorp. Series D 5.00% due 09/15/2026(8)	880,000	765,600

Insurance-Multi-line — 0.5%
Voya Financial, Inc. 5.65% due 05/15/2053	1,325,000	1,199,125

Total Preferred Securities/Capital Securities
(cost $2,267,997)		1,964,725

WARRANTS — 0.1%
Radio — 0.1%
iHeartmedia, Inc. Expires 05/01/2039† (cost $357,621)	21,674	$140,881

ESCROWS AND LITIGATION TRUSTS — 0.0%
Venture Holdings Co. LLC Company Guar. Notes 11.00% due 06/01/2007†(6)(9)(10)	$550,000	0
Hellas Telecommunications Luxembourg II SCA Sub. Notes 6.05% due 01/15/2015*†(6)(9)(10)	1,025,000	0
Paragon Offshore Finance Co. Escrow Loans 7.25% due 07/18/2021†(6)	1,745	0
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. Escrow Notes 11.50% due 10/01/2020*†	1,667,835	2,502

Total Escrows And Litigation Trusts
(cost $1,600,864)		2,502

Total Long-Term Investment Securities
(cost $294,925,073)		245,039,862

SHORT-TERM INVESTMENT SECURITIES — 0.2%
Registered Investment Companies — 0.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.32%(2) (cost $420,871)	420,871	420,871

TOTAL INVESTMENTS
(cost $295,345,944)(11)	96.4%	245,460,733
Other assets less liabilities	3.6	9,293,175

NET ASSETS	100.0%	$254,753,908

*

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2020, the aggregate value of these securities was $85,269,179 representing 33.5% of net assets.

†	Non-income producing security
(1)	Security in default of interest.
(2)	The rate shown is the 7-day yield as of March 31, 2020.
(3)

Senior loans in the Fund are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(4)

The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.

68

AIG Flexible Credit Fund

PORTFOLIO OF INVESTMENTS — March 31, 2020 — (continued)

(5)	All loans in the Fund were purchased through assignment agreements unless otherwise indicated.
(6)	Securities classified as Level 3 (see Note 2).
(7)

Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the “1933 Act”); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2020, the Fund held the following restricted securities:

Description	Acquisition Date	Shares	Acquisition Cost	Value	Value Per Share	% of Net Assets
Common Stocks
iHeartMedia, Inc., Class B	05/07/2019	29	$522	$212	$7.31	0.00%
ION Media Networks, Inc.	12/21/2016	660	7	387,652	587.35	0.15
Vistra Energy Corp. CVR	10/06/2016	27,942	0	29,814	1.07	0.01

				$417,678		0.16%

(8)	Perpetual maturity—maturity date reflects the next call date.
(9)	Company has filed for bankruptcy protection.
(10)	Security in default of interest and principal at maturity.
(11)	See Note 5 for cost of investments on a tax basis.
BTL —	Bank Term Loan
CVR —	Contingent Value Rights
TBD —

Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to the settlement.

FRS —	Floating Rate Security

The rates shown on FRS are the current interest rates at March 31, 2020 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML —	1 Month USD Libor
2 ML —	2 Month USD Libor
3 ML —	3 Month USD Libor
6 ML —	6 Month USD Libor

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2020 (see Note 2):

	Level 1 — Unadjusted Quoted Prices	Level 2 — Other Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
ASSETS:
Investments at Value:*

Asset Backed Securities	$—	$1,632,134	$—	$1,632,134
U.S. Corporate Bonds & Notes	—	103,384,095	—	103,384,095
Foreign Corporate Bonds & Notes	—	16,696,907	—	16,696,907
Loans:
Oil Companies-Exploration & Production	—	501,115	70,500	571,615
Other Industries	—	120,177,305	—	120,177,305
Common Stocks:
Advertising Sales	35,967	—	—	35,967
Electric-Generation	—	29,814	—	29,814
Radio	16,053	212	—	16,265
Television	—	—	387,652	387,652
Preferred Securities/Capital Securities	—	1,964,725	—	1,964,725
Warrants	—	140,881	—	140,881
Escrows and Litigation Trusts	—	2,502	0	2,502
Short-Term Investment Securities	420,871	—	—	420,871

Total Investments at Value	$472,891	$244,529,690	$458,152	$245,460,733

*	For a detailed presentation of investments, please refer to the Portfolio of Investments.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund. There were no material Level 3 transfers during the reporting period.

See Notes to Financial Statements

69

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2020

Note 1. Organization

The SunAmerica Income Funds (the “Trust”) is a diversified open-end management investment company organized as a Massachusetts business trust. The Trust currently consists of three different series (each, a “Fund” and collectively, the “Funds”). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management, LLC (the “Adviser” or “SunAmerica”), an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). An investor may invest in one or more of the following Funds: AIG U.S. Government Securities Fund (“U.S. Government Securities Fund”), AIG Strategic Bond Fund (“Strategic Bond Fund”), and AIG Flexible Credit Fund (“Flexible Credit Fund”). The Funds are considered to be separate entities for financial and tax reporting purposes.

The investment goals and principal investment techniques for each of the Funds are as follows:

U.S. Government Securities Fund seeks high current income consistent with relative safety of capital by the active trading of U.S. Government securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in such securities.

Strategic Bond Fund seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include “junk bonds”), U.S. and foreign government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund’s net assets plus any borrowing for investment purposes will be invested in bonds.

Flexible Credit Fund seeks a high level of total return by the active trading in credit instruments. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in credit instruments and derivative instruments and exchange-traded funds (“ETFs”) that are linked to, or provide investment exposure to, credit instruments. The Fund considers a credit instrument to be any debt instrument or instrument with debt-like characteristics, including but not limited to, corporate and sovereign bonds, secured floating rate loans and other institutionally traded secured floating rate debt obligations (“Loans”), and securitized instruments, which are securities backed by pools of assets such as mortgages, loans, or other receivables. The credit instruments in which the Fund intends to primarily invest are U.S. and non-U.S. below investment grade, high yield bonds (commonly referred to as “junk bonds”) and Loans.

Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statements of Assets and Liabilities. The cost structure for each class is as follows:

Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class C shares are offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Class C shares convert automatically to Class A shares approximately ten years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

Each class of shares bears the same voting, dividend, liquidation and other rights and conditions except as may otherwise be provided in the Trust’s registration statement. Class A, Class B and Class C shares each makes distribution and account maintenance and service fee payments under the distribution plan pursuant to Rule 12b-1 under the Investment Company Act of

70

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2020 — (continued)

1940, as amended (the “1940 Act”), with Class B and Class C shares being subject to higher distribution fee rates. Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class W shares pay a service fee to the Funds’ distributor for administrative and shareholder services.

Indemnifications: The Trust’s organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an “interested person,” as defined in Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the “Disinterested Trustees”), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business, the Trust enters into contracts that contain the obligation to indemnify others. The Trust’s maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Funds are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

Security Valuation: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (“the Board”), etc.)

Level 3 — Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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The summary of each Fund’s asset and liabilities classified in the fair value hierarchy as of March 31, 2020 is reported on a schedule at the end of each Fund’s Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices and when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service, and are generally categorized as Level 2. The pricing service may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

Senior floating rate loans (“Loans”) are valued at the average of available bids in the market for such Loans, as provided by a Board-approved loan pricing service, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

Forward foreign currency contracts (“forward contracts”) are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market and are generally categorized as Level 1 or Level 2.

The Board is responsible for the share valuation process and has adopted policies and procedures (the “PRC Procedures”) for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the

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Trust’s fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

Derivative Instruments:

Forward Foreign Currency Contracts: During the period, the Strategic Bond Fund used forward contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Funds of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund’s loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund’s maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statements of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund’s Portfolio of Investments.

Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements or similar agreements (“Master Agreements”) with certain counterparties that govern certain instruments. Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by the Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund’s net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund’s net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in the Fund’s net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty’s long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty’s credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund’s counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund’s financial statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

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The following tables represent the value of derivatives held as of March 31, 2020, by their primary underlying risk exposure. The derivative contracts held during the period are not accounted for as hedging instruments under GAAP. For a detailed presentation of derivatives held as of March 31, 2020, please refer to the schedule at the end of each Fund’s Portfolio of Investments.

	Asset Derivatives	Liability Derivatives
	Foreign Forward Exchange Contracts	Foreign Forward Exchange Contracts
Fund	Foreign Exchange Contracts(1)	Foreign Exchange Contracts(2)
Strategic Bond	$190,859	$—

Statement of Assets and Liabilities Location:

(1)	Unrealized appreciation on forward foreign currency contracts
(2)	Unrealized depreciation on forward foreign currency contracts

	Realized Gain (Loss) on Derivatives Recognized in Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Statement of Operations
	Foreign Forward Exchange Contracts	Foreign Forward Exchange Contracts
Fund	Foreign Exchange Contracts(1)	Foreign Exchange Contracts(2)
Strategic Bond	$812,502	$16,765

Statement of Operations Location:

(1)	Net realized gain (loss) on forward contracts
(2)	Change in unrealized appreciation (depreciation) on forward contracts

The following table represents the average monthly balances of derivatives held during the year ended March 31, 2020:

Average Amount Outstanding During the Year
Fund	Foreign Exchange Contracts(1)
Strategic Bond	$19,960,676

(1)	Amounts represent notional amounts in US dollars.

The following tables set forth the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under Master Agreements and net of the related collateral pledged/(received) as of March 31, 2020. The repurchase agreements held by the Funds as of March 31, 2020, are also subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments of each Fund and the Notes to the Financial Statements for more information about the Funds’ holdings in repurchase agreements.

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	Strategic Bond
	Derivative Assets(1)				Derivative Liabilities(1)
Counterparty	Forward Foreign Currency Contracts	OTC Swaps	Options Purchased	Total	Forward Foreign Currency Contracts	OTC Swaps	Options Written	Total	Net Derivative Assets (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount(3)
JPMorgan Chase Bank N.A	$190,859	$—	$—	$190,859	$—	$—	$—	$—	$190,859	$—	$190,859

(1)	Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)	For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)	Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

Mortgage-Backed Dollar Rolls: Certain Funds may enter into dollar rolls using “to be announced” (“TBA”) mortgage-backed securities (“TBA Rolls”). TBA Roll transactions involve the sale of mortgage or other asset backed securities with the commitment to purchase substantially similar securities on a specified future date. The Funds’ policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. TBA Roll transactions involve the risk that the market value of the securities held by a Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a TBA Roll transaction files bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Mortgage-Backed Dollar Rolls outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

When-Issued Securities and Forward Commitments: Certain Funds may purchase or sell when-issued securities (including TBA securities) that have been authorized, but not yet issued in the market. In addition, a Fund may purchase or sell securities on a forward commitment basis. A forward commitment involves entering into a contract to purchase or sell securities, typically on an extended settlement basis, for a fixed price at a future date. The Funds may engage in when-issued or forward commitment transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a when-issued or forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Securities purchased or sold on a when-issued or forward commitment basis outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

Loans: The Fund invests in senior loans which generally consist of direct debt obligations of companies (collectively, “Borrowers”), primarily U.S. companies and their affiliates, undertaken to finance the growth of the Borrower’s business internally and externally, or to finance a capital restructuring. Transactions in senior loans may settle on a delayed basis. Unsettled loans at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

Stripped Mortgage-Backed Securities: Stripped Mortgage-Backed Securities (“SMBS”) are multiple-class mortgage-backed securities. SMBS are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. SMBS have greater market volatility than other types of U.S. government securities in which a Fund invests. A common type of SMBS has one class receiving some of the interest and all or most of the principal (the “principal only” class) from the mortgage pool, while the other class will receive all or most of the interest (the “interest only” class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Fund’s yield.

Inflation-Indexed Bonds: Certain Funds may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and certain other issuers use a structure that reflects inflation in the principal value of the bond. Other issuers pay out any inflation related accruals as part of a semiannual coupon. The value of inflation-indexed bonds is expected to change in

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response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rates minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value. Coupon payments received from inflation-indexed bonds are recorded in the Statements of Operations as interest income. In addition, any increase or decrease in the principal amount of an inflation-indexed bond will be recorded in the Statements of Operations as an increase or decrease to interest income, even though principal is not paid until maturity.

Repurchase Agreements: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission (“SEC”), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Trust’s custodian takes possession of the collateral pledged for investments in such repurchase agreements (“repo” or collectively “repos”). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

Securities Transactions, Investment Income, Expenses, Dividends and Distributions to Shareholders: Security transactions are recorded on a trade date basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. Paydown gains and losses on mortgage and asset-backed securities are recorded as components of interest income on the Statements of Operations. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities.

Realized gains and losses on the sale of investments are calculated on the identified cost basis. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes and capital gains taxes at various rates. Under applicable foreign law, a withholding of tax may be imposed on interest, dividends, and capital gains from the sale of foreign securities at various rates.

Income and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the relative value of dividend-eligible shares after adjusting for the current capital share activity of the respective class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative value of outstanding shares after adjusting for the current capital share activity of the respective class.

Expenses common to all Funds are allocated among the Funds based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The Funds reserve the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

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Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2016 — 2018 or expected to be taken in each Fund’s 2019 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2016.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

LIBOR Risk: A fund’s investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a fund or its investments.

In advance of 2021, regulators and market participants are expected to work together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund’s performance and/or NAV.

New Accounting Pronouncements: In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13 “Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”. The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is effective for fiscal years, and interim periods

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within those fiscal years, beginning after December 15, 2019. The ASU allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements and is still evaluating the impact of applying the rest of the ASU.

Effective April 1, 2019, the Funds are subject to ASU 2017-08, “Premium Amortization on Purchased Callable Debt Securities”, which requires the premiums on certain purchased debt securities with non-contingent call features to be amortized to the earliest call date. The amortization period for callable debt securities purchased at a discount will not be impacted. Adoption of the ASU had no material impact on the Funds.

Note 3. Investment Advisory and Management Agreement, Distribution Agreement and Service Agreement

The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the “Agreement”) with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund’s portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds’ books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SunAmerica and its affiliates.

The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund’s average daily net assets:

Fund	Assets	Management Fees
U.S. Government Securities	$0 - $200 million	0.650%
	> $200 million	0.620
	> $400 million	0.550
Strategic Bond(1)	$0 - $350 million	0.650
	> $350 million	0.600
Flexible Credit(2)	$0 - $200 million	0.750
	> $200 million	0.720
	> $400 million	0.550

(1)

The Advisor contractually agreed to waive its advisory fee with respect to the AIG Strategic Bond Fund through July 31, 2020, and from year to year thereafter provided such continuance is agreed to by the Advisor and approved by a majority of the Disinterested Trustees, so that the advisory fee payable by the Fund to the Advisor under the agreement equals 0.38% on the first $350 million and 0.33% above $350 million of average daily net assets.

(2)

The Advisor contractually agreed to waive its advisory fee with respect to the AIG Flexible Credit Fund through July 31, 2020, and from year to year thereafter provided such continuance is agreed to by the Advisor and approved by a majority of the Disinterested Trustees, so that the advisory fee payable by the Fund to the Advisor under the agreement equals 0.34% of average daily net assets.

For the year ended March 31, 2020 the amount of investment advisory fees waived for Strategic Bond Fund and Flexible Credit Fund were $831,297 and $1,331,424, respectively. These amounts are reflected in the Statement of Operations.

The organizations described below act as subadvisers to the Trust and certain of its Funds pursuant to Subadvisory Agreements with SAAMCo. Under the Subadvisory Agreements, the subadvisers manage the investment and reinvestment of the assets of the respective Funds for which they are responsible.

Each of the subadvisers is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trust’s Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees.

Subadviser	Fund
PineBridge Investments, LLC	Strategic Bond
Newfleet Asset Management, LLC	Flexible Credit

SunAmerica has contractually agreed to waive fees and/or reimburse expenses, to the extent necessary to cap the Funds’ annual fund operating expenses at the following percentages of each Fund’s average net assets. For the purposes of waived fees and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired Fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other

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expenses not incurred in the ordinary course of a Fund’s business. The contractual fee waivers and expense reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

Fund	Percentage
U.S. Government Securities Class A	0.99%
U.S. Government Securities Class C	1.64
Strategic Bond Class A	1.40
Strategic Bond Class B	2.05
Strategic Bond Class C	2.05
Strategic Bond Class W	1.20
Flexible Credit Class A	1.45
Flexible Credit Class C	2.10
Flexible Credit Class W	1.25

For the U.S. Government Securities Fund, any contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Fund within two years after the occurrence of the waivers and/or reimbursements, provided that the Fund is able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

For the year ended March 31, 2020, pursuant to the contractual expense limitations in the above tables SunAmerica has waived and/or reimbursed expenses as follows:

Fund	Other Expenses Reimbursed
U.S. Government Securities	$213,543

Fund	Class Specific Expenses
U.S. Government Securities Class A	$295,607
U.S. Government Securities Class C	37,873

At March 31, 2020, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment and expire during the time period indicated are as follows:

	Other Expenses Reimbursed
Fund	March 31, 2021	March 31, 2022
U.S. Government Securities	$185,070	$213,543

	Class Specific Expenses Reimbursed
Fund	March 31, 2021	March 31, 2022
U.S. Government Securities Class A	$306,262	$295,607
U.S. Government Securities Class C	33,551	37,873

The Trust, on behalf of each Fund, has entered into a Distribution Agreement with AIG Capital Services, Inc. (“ACS” or “Distributor”), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each Class (other than Class W shares of the Strategic Bond and Flexible Credit Funds), in accordance with the provisions of Rule 12b-1 under the 1940 Act (each, a “Plan,” and collectively, the “Plans”), hereinafter referred to as the “Class A Plan,” the “Class B Plan” and the “Class C Plan.” In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

The Class A, Class B and Class C Plans provide that the Trust, on behalf of the respective classes, shall pay the Distributor a distribution fee at an annual rate of up to 0.10%, 0.75% and 0.75%, of average daily net assets of such Fund’s Class A, Class B and Class C shares, respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees

79

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NOTES TO FINANCIAL STATEMENTS — March 31, 2020 — (continued)

paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor’s distribution costs as described above. Except for Class W shares of the Strategic Bond and Flexible Credit Funds, the Plans also provide that each class of shares of the Trust will also pay the Distributor an account maintenance fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares to compensate the Distributor and securities firms for account maintenance activities. The Distributor does not receive or retain any distribution and/or account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended March 31, 2020, ACS received fees as reflected in the Statements of Operations based on the aforementioned rates.

The Trust, on behalf of the Strategic Bond and Flexible Credit Funds, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing additional shareholder services to Class W shareholders. The Distributor does not receive or retain any distribution and/or account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended March 31, 2020, ACS earned fees as reflected in the Statements of Operations based on the aforementioned rate.

ACS receives sales charges on each Fund’s Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class C shares. ACS has advised the Funds that for the year ended March 31, 2020, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class C redemptions were as follows:

	Class A				Class B	Class C
Fund	Sales Charges	Affiliated Broker-dealers	Non-affiliated Broker-dealers	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges	Contingent Deferred Sales Charges
U.S. Government Securities	$23,073	$3,554	$15,684	$44	$—	$702
Strategic Bond	195,683	72,614	90,425	367	90,132	4,472
Flexible Credit	287,581	28,998	208,000	7,434	—	10,765

The Trust has entered into a Service Agreement with AIG Fund Services, Inc. (“AFS”), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds’ transfer agent, DST Asset Manager Solutions, Inc. (“DST”) in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate AFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2020, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statements of Operations to compensate AFS pursuant to the terms of the Service Agreement:

Fund	Expenses	Payable at March 31, 2020
U.S. Government Securities Class A	$275,237	$24,083
U.S. Government Securities Class C	16,290	1,773
Strategic Bond Class A	342,750	28,224
Strategic Bond Class B	35,090	2,647
Strategic Bond Class C	112,696	9,581
Strategic Bond Class W	185,999	17,189
Flexible Credit Class A	222,169	14,993
Flexible Credit Class C	122,259	9,300
Flexible Credit Class W	391,002	29,654

80

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2020 — (continued)

At March 31, 2020, AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund, each a series of SunAmerica Series, Inc., owned a percentage of the outstanding shares of the following Funds:

	Holder
Fund	AIG Active Allocation Fund	AIG Multi-Asset Allocation Fund
U.S. Government Securities	18.85%	14.50%
Strategic Bond	2.06	2.83
Flexible Credit	2.41	2.92

Note 4. Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2020 were as follows:

Fund	Purchases of Investment Securities (Excluding U.S. Government Securities)	Sales of Investment Securities (Excluding U.S. Government Securities)	Purchase of U.S. Government Securities	Sales of U.S. Government Securities
U.S. Government Securities	$—	$—	$51,861,143	$54,809,212
Strategic Bond	223,908,572	200,785,761	57,414,514	44,849,347
Flexible Credit	214,096,946	220,869,289	—	—

Note 5. Federal Income Taxes

The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statements of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, post October capital losses, late year ordinary losses, distributions payable, straddle loss deferrals, amortization of premium/discount and treatment of defaulted securities.

	Distributable Earnings For the year ended March 31, 2020			Tax Distributions For the year ended March 31, 2020
Fund	Ordinary Income	Long-term Gains/Capital Loss Carryover	Unrealized Appreciation (Depreciation)*	Ordinary Income	Long-Term Capital Gains
U.S. Government Securities	$921,054	$(19,742,337)	$13,055,374	$2,173,041	$—
Strategic Bond	486,947	(31,190,479)	(19,920,501)	10,676,277	—
Flexible Credit	1,218,253	(13,499,858)	(50,548,105)	17,458,208	—

*	Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.

	Tax Distributions For the year ended March 31, 2019
Fund	Ordinary Income	Long-Term Capital Gains
U.S. Government Securities	$2,274,447	$—
Strategic Bond	13,933,983	—
Flexible Credit	17,530,127	—

As of March 31, 2020, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards which are available to offset future capital gains, if any:

	Unlimited
Fund	ST	LT
U.S. Government Securities	$13,850,838	$5,891,499
Strategic Bond	6,042,111	25,148,368
Flexible Credit	554,788	12,945,070

81

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2020 — (continued)

The Funds indicated below, utilized capital loss carryforwards, which offset net realized taxable gains in the year ended March 31, 2020:

Fund	Capital Loss Carryforward Utilized
U.S. Government Securities	$1,018,550
Strategic Bond	1,248,066
Flexible Credit	—

Under the current law, capital losses realized after October 31 and late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended March 31, 2020, the Funds elected to defer late year ordinary losses and post October capital losses as follows:

Fund	Deferred Late Year Ordinary Loss	Deferred Post-October Short-Term Capital Loss (Gain)	Deferred Post-October Long-Term Capital Loss (Gain)
U.S. Government Securities	$—	$—	$37,441
Strategic Bond	—	(339,443)	851,487
Flexible Credit	—	927,533	7,483,900

For the period ended March 31, 2020, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net paydown adjustments, amortization of discount/premium, treatment of litigation payments and treatment of foreign currency to the components of net assets as follows:

Fund	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss)	Capital Paid-in
U.S. Government Securities	$707,862	$(707,862)	$—
Strategic Bond	1,553,450	(1,553,450)	—
Flexible Credit	279,025	(279,025)	—

The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

Fund	Aggregate Unrealized Gain	Aggregate Unrealized Loss	Unrealized Gain/(Loss) Net	Cost of Investments
U.S. Government Securities	$13,380,843	$(325,469)	$13,055,374	$124,943,745
Strategic Bond	6,953,969	(26,872,526)	(19,918,557)	316,369,968
Flexible Credit Bond	1,552,913	(52,101,018)	(50,548,105)	296,008,838

82

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2020 — (continued)

Note 6. Capital Share Transactions

Transactions in capital shares of each class of each Fund were as follows:

	U.S. Government Securities
	Class A
	For the year ended March 31, 2020		For the year ended March 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	2,586,535	$24,100,485	1,305,310	$11,619,748
Reinvested dividends	207,531	1,934,929	224,390	1,998,259
Shares redeemed	(3,842,653)	(35,899,452)	(3,096,467)	(27,568,802)

Net increase (decrease) in shares outstanding before automatic conversion	(1,048,587)	(9,864,038)	(1,566,767)	(13,950,795)

Shares issued/(reaquired) upon automatic conversion	15,094	139,280	23,545	209,813

Net increase (decrease)	(1,033,493)	$(9,724,758)	(1,543,222)	$(13,740,982)

	U.S. Government Securities
	Class C
	For the year ended March 31, 2020		For the year ended March 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	917,819	$8,709,707	369,217	$3,282,505
Reinvested dividends	7,718	71,973	7,423	66,105
Shares redeemed	(553,203)	(5,146,810)	(376,463)	(3,350,519)

Net increase (decrease) in shares outstanding before automatic conversion	372,334	3,634,870	177	(1,909)

Shares issued/(reaquired) upon automatic conversion	(15,104)	(139,280)	(23,556)	(209,813)

Net increase (decrease)	357,230	$3,495,590	(23,379)	$(211,722)

	Strategic Bond
	Class A				Class B
	For the year ended March 31, 2020		For the year ended March 31, 2019		For the year ended March 31, 2020		For the year ended March 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	10,309,167	$34,743,163	6,137,118	$20,175,849	3,336,380	$11,118,974	2,455,767	$7,927,642
Reinvested dividends	1,493,539	5,029,334	2,184,483	7,131,471	113,560	381,983	191,319	624,130
Shares redeemed	(13,182,469)	(43,973,643)	(20,482,979)	(67,579,745)	(3,778,634)	(12,555,019)	(4,158,057)	(13,615,211)

Net increase (decrease) in shares outstanding before automatic conversion	(1,379,763)	(4,201,146)	(12,161,378)	(40,272,425)	(328,694)	(1,054,062)	(1,510,971)	(5,063,439)

Shares issued/(reaquired) upon automatic conversion	493,231	1,649,276	366,229	1,211,029	(250,694)	(832,069)	(134,725)	(442,850)

Net increase (decrease)	(886,532)	$(2,551,870)	(11,795,149)	$(39,061,396)	(579,388)	$(1,886,131)	(1,645,696)	$(5,506,289)

83

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2020 — (continued)

	Strategic Bond
	Class C				Class W
	For the year ended March 31, 2020		For the year ended March 31, 2019		For the year ended March 31, 2020		For the year ended March 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,669,612	$19,212,709	3,276,843	$10,600,251	32,817,775	$109,353,277	8,629,513	$28,185,244
Reinvested dividends	341,323	1,153,321	576,785	1,887,304	601,837	2,022,543	529,292	1,725,791
Shares redeemed	(5,938,367)	(20,000,269)	(8,736,270)	(28,825,160)	(20,806,887)	(69,465,170)	(14,054,707)	(46,263,984)

Net increase (decrease) in shares outstanding before automatic conversion	72,568	365,761	(4,882,642)	(16,337,605)	12,612,725	41,910,650	(4,895,902)	(16,352,949)

Shares issued/(reaquired) upon automatic conversion	(242,044)	(817,207)	(230,990)	(768,179)	—	—	—	—

Net increase (decrease)	(169,476)	$(451,446)	(5,113,632)	$(17,105,784)	12,612,725	$41,910,650	(4,895,902)	$(16,352,949)

	Flexible Credit
	Class A
	For the year ended March 31, 2020		For the year ended March 31, 2019
	Shares	Amount	Shares	Amount
Shares sold	7,500,006	$24,765,601	14,849,818	$49,790,556
Reinvested dividends	1,437,578	4,721,251	1,886,508	6,285,170
Shares redeemed	(18,575,282)	(61,064,646)	(19,823,318)	(66,203,996)

Net increase (decrease) in shares outstanding before automatic conversion	(9,637,698)	(31,577,794)	(3,086,992)	(10,128,270)

Shares issued/(reaquired) upon automatic conversion	248,642	804,010	97,761	327,120

Net increase (decrease)	(9,389,056)	$(30,773,784)	(2,989,231)	$(9,801,150)

	Flexible Credit
	Class C				Class W
	For the year ended March 31, 2020		For the year ended March 31, 2019		For the year ended March 31, 2020		For the year ended March 31, 2019
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	4,361,074	$14,483,436	4,471,353	$14,963,070	43,533,148	$144,105,349	34,991,418	$117,435,247
Reinvested dividends	539,719	1,779,382	562,371	1,884,631	1,595,488	5,232,529	1,333,966	4,447,946
Shares redeemed	(4,946,574)	(16,081,944)	(5,521,122)	(18,531,010)	(39,178,335)	(124,104,435)	(33,731,044)	(111,902,255)

Net increase (decrease) in shares outstanding before automatic conversion	(45,781)	180,874	(487,398)	(1,683,309)	5,950,301	25,233,443	2,594,340	9,980,938

Shares issued/(reaquired) upon automatic conversion	(247,238)	(804,010)	(97,135)	(327,120)	—	—	—	—

Net increase (decrease)	(293,019)	$(623,136)	(584,533)	$(2,010,429)	5,950,301	$25,233,443	2,594,340	$9,980,938

84

SunAmerica Income Funds

NOTES TO FINANCIAL STATEMENTS — March 31, 2020 — (continued)

Note 7. Line of Credit

The Trust, along with certain other funds managed by the Adviser, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company (“State Street”), the Trust’s custodian. Interest is currently payable on the committed line of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street’s discretionary bid rate on the uncommitted line of credit. The Trust, on behalf of each of the Funds, has paid State Street for its own account, such Fund’s ratable portion of an upfront fee in an amount equal to $25,000 in the aggregate for the uncommitted line of credit made available by State Street to certain other funds managed by the Adviser, which are also party to the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund’s cash shortfall exceeds $100,000.

For the year ended March 31, 2020, the following Funds had borrowings:

Fund	Days Outstanding	Interest Charges	Average Debt Utilized	Weighted Average Interest
U.S. Government Securities	9	$1,290	$1,461,111	3.50%
Flexible Credit	6	975	2,625,000	2.23

At March 31, 2020, the Flexible Credit Fund had an outstanding borrowing in the amount of $2,500,000.

Note 8. Interfund Lending Agreement

Pursuant to the exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended March 31, 2020, none of the Funds participated in this program.

Note 9. Investment Concentration

The Flexible Credit Fund’s investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Flexible Credit Fund and Strategic Bond Fund invest in participations and assignments, or act as a party to the primary lending syndicate of a variable rate senior loan interest to United States corporations, partnerships, and other entities. If the lead lender in a typical lending syndicate becomes insolvent, enters receivership or, if not FDIC insured, enters into bankruptcy, a Fund may incur certain costs and delays in receiving payment, or may suffer a loss of principal and/or interest. When a Fund purchases a participation of a senior loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation but not with the borrower directly. As such, a Fund is subject to the credit risk of the borrower, selling participant, lender or other persons positioned between the Funds and the borrower.

Each Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaulted, a fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the U.S. Government Fund’s concentration in such investments, it may be subject to risks associated with U.S. Government agencies or instrumentalities.

85

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NOTES TO FINANCIAL STATEMENTS — March 31, 2020 — (continued)

Note 10. Other Matters

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may last for an extended period of time including through the issue date of these financial statements and has resulted in substantial market volatility and may result in a significant economic downturn.

86

SunAmerica Income Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of SunAmerica Income Funds and Shareholders of each of the three funds listed in the table below

Opinions on the Financial Statements

We have audited the financial statements and financial highlights of each of the funds listed in the table below (constituting SunAmerica Income Funds, hereafter collectively referred to as the “Funds”) as of the date listed in the table below and for the periods listed in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of the date listed in the table below, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

SunAmerica Income Funds
AIG Flexible Credit Fund(1)
AIG Strategic Bond Fund(1)
AIG U.S. Government Securities Fund(1)

(1)

The statement of assets and liabilities, including the portfolio of investments, as of March 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended March 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2020 by correspondence with the custodian, transfer agent, brokers and selling or agent banks; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

May 27, 2020

We have served as the auditor of one or more investment companies in the AIG Funds family of funds since 1984.

87

SunAmerica Income Funds

TRUSTEE AND OFFICER INFORMATION — March 31, 2020 — (unaudited)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex. Unless otherwise noted, the address of each Director and executive officer is Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.

Name and Age	Position(s) Held With Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During Past Five Years(3)
Disinterested Trustees

Dr. Judith L. Craven Age: 74	Trustee	2001-present	Retired.	72	Director A.G. Belo Corp. (media company) (1992 to 2014); Director, Sysco Corp. (food marketing and distribution company) (1996 to 2017); Director, Luby’s, Inc. (1998 to 2019).

Richard W. Grant Age: 74	Trustee Chairman of the Board	2011-present	Retired.	23	None

Stephen J. Gutman Age: 76	Trustee	2001-present	Senior Vice President and Associate Broker, The Corcoran Group (real estate) (2002 to present); President, SJG Marketing, Inc. (2009 to present).	23	None

Eileen A. Kamerick Age: 61	Trustee	2018-present	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor of Law, University of Chicago, Washington University in St. Louis and University of Iowa law schools (2007 to Present); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014).	23	Hochschild Mining plc (precious metals company) (2016 to Present); Associated Banc-Corp (financial services company) (2007 to Present); Legg Mason Closed End Funds (registered investment companies) (2013 to Present); Westell Technologies, Inc. (technology company) (2003 to 2016).

88

SunAmerica Income Funds

TRUSTEE AND OFFICER INFORMATION — March 31, 2020 — (unaudited) (continued)

Name and Age	Position(s) Held With Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee(2)	Other Directorship(s) Held by Trustee During Past Five Years(3)
Interested Trustee

Peter A. Harbeck(4) Age: 66	Trustee	2001-present	Retired June 2019; formerly President, CEO (1997 to 2019), and Director (1992 to 2019), SunAmerica; Director, AIG Capital Services, Inc. (“ACS”) (1993 to 2019); Chairman, President and CEO, Advisor Group, Inc. (2004 to 2016).	72	None

(1)	Trustees serve until their successors are duly elected and qualified.
(2)

The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or any investment adviser that is an affiliate of the Adviser. The “Fund Complex” includes the Trust (3 funds), SunAmerica Money Market Funds Inc. (“SAMMF”) (1 fund), SunAmerica Equity Funds (“SAEF”) (2 funds), SunAmerica Senior Floating Rate Fund, Inc. (“SASFRF”) (1 fund), SunAmerica Series, Inc. (“SA Series”) (6 funds), Anchor Series Trust (“AST”) (4 portfolios), SunAmerica Specialty Series (6 funds), SunAmerica Series Trust (“SAST”) (60 portfolios), VALIC Company I (“VALIC I”) (34 funds), VALIC Company II (“VALIC II”) (15 funds), Seasons Series Trust (“SST”) (19 portfolios).

(3)	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(4)

Mr. Harbeck is considered to be an Interested Trustee because he owns shares of American International Group, Inc., the ultimate parent of the Adviser. Until his retirement on June 28, 2019, he served as President, CEO and Director of SunAmerica and Director of ACS.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

89

SunAmerica Income Funds

TRUSTEE AND OFFICER INFORMATION — March 31, 2020 — (unaudited) (continued)

Name and Age	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

John T. Genoy Age: 51	President	2007-present	Chief Financial Officer, SunAmerica (2002 to present); Senior Vice President, SunAmerica (2004 to present); Chief Operating Officer, SunAmerica (2006 to present).

Sharon French Age: 55	Executive Vice President	2019- present	President and CEO of SunAmerica (since 2019); Vice President of AIG (since 2019); Executive Vice President and Head of Beta Solutions, OppenheimerFunds (2016-2019); President, F-Squared Capital, LLC (financial services) (2013-2015).

Gregory R. Kingston Age: 54 2919 Allen Parkway Houston, Texas 77019	Treasurer	2014-present	Vice President, SunAmerica (2001 to present); Head of Mutual Fund Administration, SunAmerica (2014 to present).

James Nichols Age: 54	Vice President	2006-present	Director, President and CEO, ACS (2006 to present); Senior Vice President, SunAmerica (2002 to present).

Gregory N. Bressler Age: 53	Secretary	2005-present	Senior Vice President and General Counsel, SunAmerica (2005 to present).

Kathleen D. Fuentes Age: 51	Chief Legal Officer and Assistant Secretary	2013-present	Vice President and Deputy General Counsel, SunAmerica (2006 to present).

Timothy P. Pettee Age: 62	Vice President	2018 to Present	Chief Investment Officer, SunAmerica (2018 to Present); Lead Portfolio Manager-Rules Based Funds (2013 to Present); Chief Investment Officer (2003 to 2013)

Shawn Parry Age: 47 2919 Allen Parkway Houston, Texas 77019	Vice President and Assistant Treasurer	2014-present	Assistant Vice President, SunAmerica (2005 to 2014); Vice President, SunAmerica (2014 to present).

Donna M. McManus Age: 59	Vice President and Assistant Treasurer	2014-present	Managing Director, BNY Mellon (2009-2014); Vice President, SunAmerica, (2014 to present).

Christopher C. Joe Age: 51 2919 Allen Parkway Houston, Texas 77019	Chief Compliance Officer	2017 to Present	Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2017-Present); Chief Compliance Officer, VALIC Retirement Services Company (2017-Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2017 to Present); Chief Compliance Officer, Invesco PowerShares (2012-2017); Chief Compliance Officer, Invesco Investment Advisers, LLC (2010-2013); U.S. Compliance Director, Invesco Ltd. (2006-2014); Deputy Chief Compliance Officer, Invesco Advisers, LLC (2014-2015).

Matthew J. Hackethal Age: 48	Anti-Money Laundering (“AML”) Compliance Officer	2006-present	Acting Chief Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2016 to 2017); Chief Compliance Officer, SunAmerica (2006 to Present); Chief Compliance Officer, The Variable Annuity Life Insurance Company (2016 to 2017); AML Compliance Officer, AIG Funds, Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Company I and VALIC Company II (2006 to Present); and Vice President, SunAmerica (2011 to Present).

90

SunAmerica Income Funds

SHAREHOLDER TAX INFORMATION — March 31, 2020 — (unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund’s income and distributions for the taxable year ended March 31, 2020. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2021.

For the year ended March 31, 2020, the Funds paid the following long-term capital gains dividends along with percentage of ordinary income dividends that qualified for the dividends received deduction for corporations:

	Net Long-Term Capital Gains	Qualifying % for the Dividends Received Deduction
U.S. Government Securities Fund Class A	$—	0.00%
U.S. Government Securities Fund Class C	—	0.00
Strategic Bond Fund Class A	—	1.94
Strategic Bond Fund Class B	—	1.94
Strategic Bond Fund Class C	—	1.94
Strategic Bond Fund Class W	—	1.94
Flexible Credit Fund Class A	—	1.44
Flexible Credit Fund Class C	—	1.44
Flexible Credit Fund Class W	—	1.44

For the year ended March 31, 2020, certain dividends paid by the Strategic Bond Fund and Flexible Credit Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

Amount
Strategic Bond Fund	$217,774
Flexible Credit Fund	266,278

91

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Income Funds’ portfolios to a similar investment in an index. Please note that “inception,” as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of Class A shares of each Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

92

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

AIG U.S. Government Securities Fund

The AIG U.S. Government Securities Fund Class A shares returned 10.45% (before maximum sales charge) for the 12-month period ended March 31, 2020. The Fund posted solid absolute returns but trailed its benchmark, the ICE BofA U.S. Treasury Index,* which returned 13.92% during the same period.

During the first half of the annual period, U.S. Treasury yields declined following dovish** pivots and injections of monetary stimulus by the U.S. Federal Reserve (the “Fed”) in response to below-target inflation and slowing economic growth. (Remember, there is an inverse relationship between bond prices and yield movements, so that bond prices rise when yields decrease and vice versa.) Then, despite accommodative central bank policies, U.S. Treasury yields increased in the fourth quarter of 2019, as global economic activity indicators stabilized and trade negotiations between the U.S. and China progressed. U.S. Treasury yields subsequently declined to record lows during the first quarter of 2020, as the COVID-19 pandemic sparked fears of a global economic recession.

U.S. government institutions addressed the pandemic with extraordinary measures aimed at preventing a deeper recession and supporting those most affected by the health crisis. Having cut short-term interest rates three times between July and October 2019, the Fed reduced the targeted federal funds rate 150 basis points† in two interest rate cuts in March 2020, bringing it to near zero, providing some fuel for the economy. The Fed rolled out additional initiatives, including a commitment to buy an unlimited amount of U.S. Treasury and agency mortgage-backed securities, increasing the size and scope of its asset purchase program to include corporate bonds, agency commercial mortgage-backed securities and commercial paper, and supporting the municipal funding market. The Fed stated it would “continue to use its full range of tools to support the flow of credit to households and businesses.” Fiscal stimulus measures also moved forward, with the U.S. Congress passing a $2.2 trillion relief package toward the end of March, believed to be the largest in U.S. history, directing financial assistance to individuals, state and local governments, businesses and hospitals.

While the U.S. Treasury yield curve flattened†† from the beginning of the annual period until mid-August and then inverted briefly, the U.S. Treasury yield curve steepened for the annual period overall, as yields on shorter-term maturities fell more than yields on intermediate- and longer-term maturities. The yield on the three-month U.S. Treasury fell approximately 229 basis points to end the annual period at 0.11%, and the yield on the two-year U.S. Treasury declined approximately 204 basis points to end the annual period at 0.23%. The yield on the bellwether 10-year U.S. Treasury fell approximately 171 basis points to end the annual period at 0.70%, while yields on the 30-year U.S. Treasury dropped approximately 146 basis points to end the annual period at 1.35%.

Amid this backdrop, the Fund’s exposure to U.S. Treasuries boosted its absolute returns to double-digit percentage gains. However, its underweight to U.S. Treasuries compared to the ICE BofA U.S. Treasury Index (the “benchmark index”) detracted from its relative results, as U.S. Treasuries rallied significantly, driving yields to all-time lows toward the end of the annual period. Issue selection within the Fund’s U.S. Treasury allocation hurt as well. More specifically, the Fund’s holdings in the 10-year to 20-year segment and in the 20+-year segment of the U.S. Treasury yield curve detracted most, due mainly to not owning certain high-performing bonds owned by the benchmark index. The Fund also had out-of-benchmark exposure during the annual period to agency securities and mortgage-backed securities, which posted positive returns but lagged the performance of U.S. Treasuries on a relative basis and dampened results. The Fund’s shorter duration in U.S. Treasuries compared to the benchmark index hurt as well, given that interest rates declined during the annual period. Partially offsetting these detractors was the Fund’s yield curve positioning, both in U.S. Treasuries and mortgage-backed securities, which contributed positively.

During the annual period, we sought to increase the Fund’s allocation to U.S. Treasuries to be more in line with the benchmark index in terms of both holdings and maturity weights. Also, in February and early March, the Fund’s exposure to agency securities was brought to a zero exposure. At the end of the annual period, the Fund had approximately 75.6% of its total net assets invested in U.S. Treasuries, 24.2% in mortgage-backed securities and 0.2% in cash and cash equivalents. As of March 31, 2020, the Fund had a shorter duration than that of the benchmark index.

Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund’s portfolio and not to the Fund shares. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of your investment in this Fund may go up or down in response to changes in interest rates.

*

The ICE BofA U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Indices are not managed and an investor cannot invest directly into an index.

**	Dovish language tends to suggest lower interest rates; opposite of hawkish.
†	A basis point is 1/100th of a percentage point.
††

A flattening yield curve is one wherein the differential in yields between shorter-term and longer-term maturities narrows; opposite of a steepening yield curve. An inverted yield curve is when shorter-term maturity yields are higher than those on longer-term maturities.

Securities listed may or may not be a part of current Fund construction.

93

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG U.S. Government Securities Fund Class A shares would have increased to $12,113. The same amount invested in securities mirroring the performance of the ICE BofA US Treasury Index would be valued at $14,752.

AIG U.S. Government Securities Fund

	Class A@		Class C
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	5.21%	10.45%	8.64%	9.64%
5 Year Return	0.92%	9.98%	1.26%	6.48%
10 Year Return	1.94%	27.22%	1.77%	19.12%
Since Inception*	4.00%	197.05%	3.21%	92.98%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 10/1/93; Class C: 06/1/99.
#	For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares has been deducted, as applicable.
@	As of the close of business on December 2, 2014, Class B shares of the Fund were no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions received by a shareholder from the Fund continued to be automatically reinvested in additional Class B shares of the Fund, at the net asset value per share in effect on the payable date, unless the shareholder had elected to receive them in cash or automatically reinvest them in any retail fund distributed by AIG Capital Services, Inc. As of the close of business on January 27, 2015, all outstanding Class B shares of the Funds were converted to Class A shares.

For the 12-month period ended March 31, 2020, the AIG U.S. Government Securities Fund Class A returned 5.21%, compared to 13.92% for the ICE BofA US Treasury Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class C: 1.00% CDSC. The fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

**

The ICE BofA U.S. Treasury Index tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market. Indices are not managed and an investor cannot invest directly into an index.

94

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

AIG Strategic Bond Fund

The AIG Strategic Bond Fund Class A shares returned -1.37% (before maximum sales charge) for the 12-month period ended March 31, 2020. The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index,* which returned 8.93% during the same annual period. The Fund also underperformed the LIBOR 3-Month Index,* a widely recognized benchmark of interest rate performance, which returned 2.06% for the same annual period.

The Fund’s underperformance relative to its benchmark can be attributed to a combination of sector allocation, country selection and issue selection. Specifically, allocation positioning within the high yield corporate bond and emerging markets debt sectors hurt relative results most. Allocations to these sectors contributed positively to Fund performance from the start of the annual period in April 2019 through December 2019, as these sectors outperformed the Bloomberg Barclays U.S. Aggregate Bond Index (the “BB Agg Bond”) during these months. However, the unprecedented sell-off in these sectors in March 2020 ultimately led the allocations to detract from relative results for the annual period overall. In addition, having an underweight allocation to U.S. Treasuries detracted from Fund performance, as U.S. Treasuries were the best performing sector in the benchmark during the annual period. Having an overweight allocation to and security selection among sovereign debt securities also dampened relative results. From an industry perspective, an overweight allocation to and security selection among energy-related names detracted most. Security selection within the emerging markets debt and investment grade corporate bond sectors also detracted. While the Fund remained U.S.-centric, portions of the Fund were allocated to non-U.S. dollar denominated sovereign and emerging market bonds. Holdings in Angola and Ecuador detracted most from relative results.

Conversely, an overweight allocation to conventional 30-year agency mortgage-backed securities and security selection among high yield bonds contributed most positively to the Fund’s results. An underweight allocation to government-related bonds boosted results as well. From an industry perspective, security selection within the communications, electric and finance industries helped most. From a country selection perspective, holdings in Mexico and Colombia added value. The only derivatives used in the period were FX forwards. These instruments were used to hedge non-dollar developed markets corporate and sovereign holdings. Hedging non-U.S. dollar currency exposure in the Fund contributed positively during the annual period. Having a position in cash during an annual period when segments of the fixed income market experienced heightened volatility proved beneficial as well.

Duration positioning detracted from the Fund’s performance during the annual period. The Fund maintained a shorter duration profile than that of the BB Agg Bond, which hurt performance because U.S. Treasury yields across the maturity spectrum rallied, or fell, during the annual period. Importantly, though, the Fund’s duration stance was based more on decisions related to sector allocation than as to a view on the direction of interest rates. We maintained a preference within the Fund for leveraged finance sectors, such as high yield bonds and floating rate bank loans, as we felt their valuations were attractive. Both high yield bonds and bank loans carry a shorter duration when compared to the BB Agg Bond, so the weighted average duration of the Fund was comparably lower.

Among individual securities, positions in the sovereign debt issues of Angola, Ecuador and Sri Lanka detracted most from the Fund’s relative results. Positions in the issues of communications companies Sprint, Altice and CenturyLink, Inc. contributed most positively to the Fund’s relative performance during the annual period.

The Fund began the annual period with target allocations of 25% to investment grade corporate bonds, 25% to securitized products, 35% to high yield bonds and 15% to emerging markets debt. As market conditions, including macroeconomic, political, geopolitical and monetary policy factors, shifted, we adjusted target allocations accordingly throughout the annual period. Clearly, the rippling effects of COVID-19 on the U.S. and global economies and the fiscal and monetary measures implemented in response led us to adjust target allocations during the first quarter of 2020. As of March 31, 2020, the Fund had target allocations of 20% to investment grade corporate bonds, 30% to securitized products, 35% to high yield bonds and 15% to emerging markets debt.

Past performance is no guarantee of future results.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Investing internationally involves special risks, such as currency fluctuations and economic and political instability.

*

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. The LIBOR 3-Month Index is a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans. It serves as the first step to calculating interest rates on various loans throughout the world and is published each day in five currencies: the Swiss franc, the euro, the pound sterling, the Japanese yen, and the U.S. dollar. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

95

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Strategic Bond Fund Class A shares would have increased to $13,812. The same amount invested in securities mirroring the performance of the Bloomberg Barclays U.S. Aggregate Bond Index and the LIBOR 3-Month Index would be valued at $14,639 and $10,922, respectively.

AIG Strategic Bond Fund

	Class A		Class B		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	-6.19%	-1.37%	-5.92%	-2.12%	-3.00%	-2.04%	-1.16%	-1.16%
5 Year Return	0.83%	9.32%	0.74%	5.56%	1.13%	5.81%	1.94%	10.09%
10 Year Return	3.28%	45.17%	3.27%	38.00%	3.13%	36.04%	N/A	N/A
Since Inception*	5.51%	332.60%	5.76%	329.35%	5.31%	283.70%	2.07%	11.18%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 11/1/93; Class B: 04/1/94; Class C: 04/1/94; Class W: 01/29/15.
#

For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class B and Class C shares have been deducted, as applicable.

For the 12-month period ended March 31, 2020, the AIG Strategic Bond Fund Class A returned -6.19%, compared to 8.93% for the Bloomberg Barclays U.S. Aggregate Bond Index and 2.06% for the LIBOR 3-Month Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class B: 4.00% Contingent Deferred Sales Charge (CDSC), Class C: 1.00% CDSC. Class B shares of the Fund convert automatically to Class A shares approximately eight years after purchase. The fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

**

The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

***

The LIBOR 3-Month Index is a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans. It serves as the first step to calculating interest rates on various loans throughout the world and is published each day in five currencies: the Swiss franc, the euro, the pound sterling, the Japanese yen, and the U.S. dollar.

Indices are not managed and an investor cannot invest directly into an index.

96

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

AIG Flexible Credit Fund

The AIG Flexible Credit Fund Class A shares returned -10.16% (before maximum sales charge) for the 12-month period ended March 31, 2020. The Fund underperformed its benchmark, the Flexible Credit Blended Benchmark, composed 50% of the Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index* and 50% of the S&P/LSTA Leveraged Loan Index,* which returned -8.05% during the same annual period. The Fund also underperformed the ICE BofA USD 3-Mo Dep OR CM Index,* a broad measure of market performance, which returned 2.38% for the same annual period.

The Fund actively invests in high yield bonds and floating rate loans and has the flexibility to allocate 0% to 100% of its portfolio to either sector of the leveraged finance market. During the annual period, higher quality credit tiers generally outperformed lower quality, and thus the Fund’s higher credit quality positioning contributed positively to its results relative to the Flexible Credit Blended Benchmark. High yield bonds outperformed floating rate loans during the annual period, and thus the Fund’s slight overweight to floating rate loans and corresponding underweight to high yield bonds muted its relative performance. Most of the Fund’s underperformance for the annual period is attributable to March 2020. In particular, the Fund being fully invested during a month when the Flexible Credit Blended Benchmark fell sharply hurt. Additionally, the Fund’s overweights to larger issuers and to consumer-related industries, each notably impacted by the virus-induced shutdown of the economy, detracted.

Industry and security selection overall detracted from the Fund’s relative results. Several industries were impacted negatively by the rippling effects of the COVID-19 pandemic, which led to increased market volatility, economic shutdowns, oil price wars and social distancing. Overweights to energy and consumer non-durable companies within the Fund’s floating rate loan allocation and underweights to communications and technology companies within the Fund’s high yield bond allocation detracted most significantly. Issue selection within the banking, consumer cyclical and energy industries hurt most within the Fund’s high yield bond allocation. Within the Fund’s floating rate loan allocation, issue selection in consumer non-durables, energy and financials dampened results most. Such detractors were partially offset by overweights to banking and consumer non-cyclical companies within the Fund’s high yield bond allocation. In addition, underweights to energy within the Fund’s high yield bond allocation and to metals and mining companies within the Fund’s floating rate loan allocation, contributed positively. Issue selection proved most effective in utility and service companies within the Fund’s floating rate loan allocation and in the consumer non-cyclical industry within its high yield bond allocation.

Among individual securities, positions in the loans of offshore oil and gas producer Fieldwood Energy LLC and oilfield services provider McDermott Technology Americas, Inc. and the bonds of land-based drilling services provider Patterson-UTI Energy, Inc. detracted most from the Fund’s relative results. Positions in the loans and bonds of telecommunications company Sprint, the bonds of local exchange and wireless provider Cincinnati Bell, Inc. and the loans of electronic products manufacturer Global Appliance, Inc. contributed most positively to the Fund’s relative performance during the annual period.

The Fund began the annual period with an approximate 51/49 allocation between floating rate loans and high yield bonds, given the supportive supply/demand backdrop, rising interest rate environment and what we viewed as attractive yield of loans relative to high yield bonds. We soon began de-risking the Fund’s portfolio, as both high yield bonds and floating rate loans were at or near our return targets for the year. During the third quarter of 2019, we incrementally added risk given what we saw as favorable conditions in the high yield market. During the fourth calendar quarter, we continued to add risk incrementally, as recession fears waned and the bifurcation between BB-rated and B-rated credit widened. Our view entering the new year was slightly biased toward loans based largely on tight opening valuations in high yield bonds on both an absolute and relative basis, and we maintained a slight overweight to floating rate loans through the first quarter of 2020. After the significant drawdown in March 2020, we managed to repurchase a number of credits lower than when we sold them a few weeks prior. Among high yield bonds, we continued to focus on the more challenged consumer-related industries. While changes to the allocation mix from a sector perspective were not dramatic, we found significant dislocations at the issuer level given that yields converged to quite similar levels by the end of March. For the annual

97

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

period overall, the Fund was a net seller of floating rate loans. As of March 31, 2020, the Fund had approximately a 48% allocation to loans, approximately a 47% allocation to high yield bonds and approximately a 2% allocation to investment grade corporate bonds, with the remainder in cash and other sectors, such as structured securities, largely for liquidity purposes.

Past performance is no guarantee of future results.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest-rate risk but may be subject to greater market fluctuations and risk of default or loss of income and principal than securities in higher rating categories. High-yield debt instruments carry a greater default risk, may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other debt instruments. Investments in floating rate loans involve certain risks, including, among others risks of nonpayment of principal and interest; collateral impairment; non-diversification and borrower industry concentration; and lack of full liquidity.

*

The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index is a component of the U.S. Corporate High-Yield Bond Index, which covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. It is not market capitalization-weighted and each issuer is capped at 2% of the index. The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings spreads and interest payments. The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity (USD 3-Mo Dep OR CM) Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

98

SunAmerica Income Funds

COMPARISONS: PORTFOLIOS vs. INDICES — (unaudited) (continued)

Over the past ten years, $10,000 invested in AIG Flexible Credit Fund Class A shares would have increased to $13,781. The same amount invested in securities mirroring the performance of the Blended Benchmark (50% Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index/50% S&P/LSTA Leveraged Loan Index), the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index, the S&P/LSTA Leveraged Loan Index and the ICE BofA USD 3-Mo Dep OR CM Index would be valued at $15,335, $17,302, $13,546, and $10,909, respectively.

AIG Flexible Credit Fund

	Class A##		Class C		Class W
	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†	Average Annual Return	Cumulative Return†
1 Year Return	-14.55%	-10.16%	-11.87%	-11.02%	-10.28%	-10.28%
5 Year Return	-0.36%	3.02%	-0.11%	-0.56%	0.80%	4.04%
10 Year Return	3.26%	44.78%	3.07%	35.28%	N/A	N/A
Since Inception*	3.92%	139.07%	3.57%	98.95%	1.01%	5.68%
†	Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*	Inception Date - Class A: 11/2/98; Class C: 08/21/00; Class W: 10/01/14.
#	For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares, was deducted from the initial investment in the Fund and that the CDSCs with respect to the Class C shares has been deducted, as applicable.
##	As of the close of business on December 2, 2014, Class B shares of the Fund were no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions received by a shareholder from the Fund continued to be automatically reinvested in additional Class B shares of the Fund, at the net asset value per share in effect on the payable date, unless the shareholder had elected to receive them in cash or automatically reinvest them in any retail fund distributed by AIG Capital Services, Inc. As of the close of business on January 27, 2015, all outstanding Class B shares of the Funds were converted to Class A shares.

For the 12 month period ended March 31, 2020, the AIG Flexible Credit Fund Class A returned -14.55%, compared to -8.05% for the Blended Benchmark (50% Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index/50% S&P/LSTA Leveraged Loan Index), -6.94% for the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index, -9.16% for the S&P/LSTA Leveraged Loan Index and 2.38% for the ICE BofA USD 3-Mo Dep OR CM Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)

Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 4.75%, Class C: 1.00% CDSC. The fund’s daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

@	The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Index is a component of the U.S. Corporate High Yield Bond Index, which covers the universe of fixed-rate, non-investment grade corporate debt of issuers in non-emerging market countries. It is not market capitalization-weighted and each issuer is capped at 2% of the index.
††	The S&P/LSTA Leveraged Loan Index (LLI) reflects the market-weighted performance of U.S. dollar-denominated institutional leveraged loan portfolios. The LLI is the only domestic leveraged loan index that utilizes real-time market weightings spreads and interest payments.
***	The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity (USD 3-Mo Dep OR CM) Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity.

Indices are not managed and an investor cannot invest directly into an index.

99

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Trustees

Richard W. Grant

Peter A. Harbeck

Dr. Judith L. Craven

Stephen J. Gutman

Eileen A. Kamerick

Officers

John T. Genoy, President

Sharon French, Executive Vice President

James Nichols, Vice President

Christopher C. Joe, Chief Compliance Officer

Gregory N. Bressler, Secretary

Kathleen Fuentes, Chief Legal Officer and Assistant Secretary

Gregory R. Kingston, Treasurer

Donna McManus, Vice President and Assistant Treasurer

Shawn Parry, Vice President and Assistant Treasurer

Matthew J. Hackethal, Anti-Money Laundering Compliance Officer

Investment Adviser

SunAmerica Asset Management, LLC

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Distributor

AIG Capital Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Shareholder Servicing Agent

AIG Fund Services, Inc.

Harborside 5

185 Hudson Street, Suite 3300

Jersey City, NJ 07311

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

303 W 11th Street

Kansas City, MO 64105

VOTING PROXIES ON TRUST PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in a Fund’s portfolio, which is available in the Trust’s Statement of Additional Information, may be obtained without charge upon request, by calling (800) 858-8850. The information is also available from the EDGAR database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

DELIVERY OF SHAREHOLDER DOCUMENTS

The Funds have adopted a policy that allows them to send only one copy of a Fund’s prospectus, proxy material, annual report and semi-annual report (the “shareholder documents”) to shareholders with multiple accounts residing at the same “household.” This practice is called householding and reduces Fund expenses, which benefits you and other shareholders. Unless the Funds receive instructions to the contrary, you will only receive one copy of the shareholder documents. The Funds will continue to household the shareholder documents indefinitely, until we are instructed otherwise. If you do not wish to participate in householding please contact Shareholder Services at (800) 858-8850 ext. 6010 or send a written request with your name, the name of your fund(s) and your account number(s) to AIG Funds, P.O. Box 219186, Kansas City MO, 64121-9186. We will resume individual mailings for your account within thirty (30) days of receipt of your request.

DISCLOSURE OF QUARTERLY PORTFOLIO HOLDINGS

The Trust is required to file its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Forms N-PORT are available on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

PROXY VOTING RECORD ON SUNAMERICA INCOME FUNDS

Information regarding how the Funds voted proxies relating to securities held in the Funds during the most recent twelve month period ended June 30 is available, once filed with the U.S. Securities and Exchange Commission, without charge, upon request, by calling (800) 858-8850 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

This report is submitted solely for the general information of shareholders of the Funds. Distribution of this report to persons other than shareholders of the Funds is authorized only in connection with a currently effective prospectus, setting forth details of the Funds, which must precede or accompany this report.

Go Paperless!!

Did you know that you have the option to

receive your shareholder reports online?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.

Why Choose Electronic Delivery?

It’s Quick — Fund documents will be received faster than via traditional mail.

It’s Convenient — Elimination of bulky documents from personal files.

It’s Cost Effective — Reduction of your Fund’s printing and mailing costs.

To sign up for electronic delivery, follow

these simple steps:

1	Go to www.aig.com/funds

2	Click on the link to “Go Paperless!!”

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

For information on receiving this report online, see inside back cover.

AIG Funds are advised by SunAmerica Asset Management, LLC (SAAMCo) and distributed by AIG Capital Services, Inc. (ACS), Member FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

This fund report must be preceded by or accompanied by a prospectus.

Investors should carefully consider a Fund’s investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

aig.com/funds

INANN - 3/20

Item 2.	Code of Ethics.

The SunAmerica Income Funds (the “registrant”) has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the “Code”). During the fiscal year ended March 31, 2020, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant’s Principal Executive and Principal Accounting Officers (the “Covered Officers”). During the fiscal year ended March 31, 2020, however, the Code has been amended to reflect changes to the titles of the Covered Officers.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Eileen A. Kamerick, a Trustee of the registrant, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR. Ms. Kamerick is considered to be “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)—(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2019	2020
(a) Audit Fees	$163,528	$168,431
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$53,308	$54,850
(d) All Other Fees	$0	$0

Audit Fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns. Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant’s principal accountant were as follows:

	2019	2020
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$0	$0
(d) All Other Fees	$36,429	$0

(e)

(1) The registrant’s audit committee pre-approves all audit services provided by the registrant’s principal accountant for the registrant and all non-audit services provided by the registrant’s principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliates”) that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant’s audit committee charter.

(2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2019 and 2020 were $158,308 and $54,850 respectively.

(h)

Non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliates that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant’s audit committee as to whether they were compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Included in Item 1 to the Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a- 101), or this Item 10.

Item 11.	Controls and Procedures.

(a)

An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

(b)

There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	(1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(3) Not applicable.

(4) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Income Funds

By:	/s/ John T. Genoy
John T. Genoy
President

Date: June 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John T. Genoy
John T. Genoy
President

Date: June 8, 2020

By:	/s/ Gregory R. Kingston
Gregory R. Kingston
Treasurer

Date: June 8, 2020